As filed with the Securities and Exchange Commission on April 27, 2018

1933 Act File No. 002-98409
1940 Act File No. 811-04325

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 82	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 82	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS LIFE SERIES FUNDS
(Exact Name of Registrant as Specified in Charter)
40 Wall Street
New York, New York 10005
(Address of Principal Executive Office)   (Zip Code)
Registrant’s Telephone Number, Including Area Code:  (212) 858-8000
Mary Carty, Esq.
First Investors Life Series Funds
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)
Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on May 1, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS LIFE SERIES FUNDS
CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for First Investors Life Series Funds
Statement of Additional Information for First Investors Life Series Funds
Part C – Other Information
Signature Page
Exhibits

Life Series Funds

Balanced Income
Covered Call Strategy
Equity Income
Fund For Income
Government
Government Cash  Management
Growth & Income
International
Investment Grade
Limited Duration Bond
Opportunity
Real Estate
Select Growth
Special Situations
Total Return
Ticker Symbols - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

This prospectus should be read in conjunction with the prospectus for the variable annuity contract and/or life insurance policy that you purchase. The shares of the Funds described above are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable annuity contracts and life insurance policies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is
May 1, 2018

THE FUNDS SUMMARY SECTION	1
Balanced Income Fund	1
Covered Call Strategy Fund	6
Equity Income Fund	10
Fund For Income	14
Government Fund	18
Government Cash Management Fund	22
Growth & Income Fund	25
International Fund	28
Investment Grade Fund	32
Limited Duration Bond Fund	36
Opportunity Fund	40
Real Estate Fund	43
Select Growth Fund	47
Special Situations Fund	50
Total Return Fund	53
Other Important Information	58
THE FUNDS IN GREATER DETAIL	59
Balanced Income Fund	60
Covered Call Strategy Fund	65
Equity Income Fund	69
Fund For Income	72
Government Fund	76
Government Cash Management Fund	80
Growth & Income Fund	83
International Fund	85
Investment Grade Fund	89
Limited Duration Bond Fund	94
Opportunity Fund	99
Real Estate Fund	101
Select Growth Fund	105
Special Situations Fund	108
Total Return Fund	111
FUND MANAGEMENT IN GREATER DETAIL	116

SHAREHOLDER INFORMATION	123
How and when do the Funds price their shares?	123
How do I buy and sell shares?	124
Do the Funds pay compensation to intermediaries?	125
Can I exchange my shares for the shares of other Funds?	125
What are the Funds’ policies on frequent trading in the shares of the Funds?	125
What about dividends and other distributions?	127
What about taxes?	127
Additional Information	127
FINANCIAL HIGHLIGHTS	129

Balanced Income Fund	Investment Grade Fund
Covered Call Strategy Fund	Limited Duration Bond Fund
Equity Income Fund	Opportunity Fund
Fund For Income	Real Estate Fund
Government Fund	Select Growth Fund
Government Cash Management Fund	Special Situations Fund
Growth & Income Fund	Total Return Fund
International Fund

THE FUNDS SUMMARY SECTION

BALANCED INCOME FUND
Investment Objective:  The Fund seeks income as its primary objective and has a secondary objective of capital appreciation.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.15%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Balanced Income Fund	$117	$365	$633	$1,398

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies:  The Fund allocates its assets among bonds, stocks and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund invests approximately 50-70% of its net assets in bonds, money market instruments and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.
In connection with the determination of the Fund’s allocation ranges, the Adviser considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by Foresters Investment Management Company, Inc. (“Adviser”). Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
The Fund’s investments in bonds are comprised primarily of investment-grade corporate bonds.  The Adviser selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund. High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Fund, Muzinich focuses on investments it believes can generate attractive and consistent income.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  In addition, the Adviser may also invest in ETFs that could expose the Fund to high yield securities.
The Fund invests in other types of bonds and other debt securities, including U.S. Government securities and mortgage-backed securities.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.  The Fund may invest in bonds of any maturity or duration.
The Fund’s investment in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for current income or capital appreciation with an emphasis on companies that offer the potential for current income. In selecting stocks, the Adviser considers, among other things, an issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.
The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in bonds when the bond market is falling and the stock market is rising.
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government sponsored enterprises are supported only by the credit of the issuing entity.
Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind or value.
Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and its share price.
Exchange-Traded Funds Risk. The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”), have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and circumstances directly involving the issuers .  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.  Certain investments may be difficult or impossible to sell at a favorable time or price when the Fund requires liquidity to make redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid-to small-size company stocks at reasonable prices.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their mortgages and the mortgages that back these mortgage-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise borrowers tend to repay their mortgages less quickly, which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for the 1-year and Life of Fund periods compare to those of an index that is a broad measure of market performance for equity securities and an index that is a broad measure of market performance for fixed-income securities.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Prior to May 1, 2018, Muzinich did not serve as a subadviser to the Fund.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 3.59% (for the quarter ended December 31, 2017) and the lowest quarterly return was -0.38% (for the quarter ended December 31, 2016).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Fund
Balanced Income Fund (Inception Date: 11/2/15)	9.57%	6.63%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	14.74%
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	3.63%	2.58%

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the subadviser to a portion of the Fund.
Portfolio Manager:  The Fund assets managed by FIMCO are managed primarily by Rajeev Sharma, Director of Fixed Income, and Sean Reidy, interim Co-Director of Equities.  Mr. Sharma has served as portfolio manager of the Fund since 2017 and Mr. Reidy has served as portfolio manager of the Fund since March 2018.  The portion of the Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since May 2018.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

COVERED CALL STRATEGY FUND
Investment Objective:  The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.06%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Covered Call Strategy Fund	$108	$337	$585	$1,294

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.
Principal Investment Strategies:  The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities.  Under normal circumstances, the Fund writes (sells) call options on at least 80% of the Fund’s total assets.  The Fund normally writes (sells) covered call options listed on U.S. exchanges on the equity securities held by the Fund to seek to lower the overall volatility of the Fund’s portfolio, protect the Fund from market declines and generate income.  The call options written (sold) by the Fund will generally have an exercise price that is above the market price of the underlying security at the time the option is written (sold).  The Fund’s equity investments consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)) traded on U.S. securities exchanges.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500. The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the Fund.
In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor.  Call options written by the Fund are designed to create income, lower the overall volatility of the Fund’s portfolio and mitigate the impact of market declines.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an industry-wide decrease in demand for an issuer’s products or services.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option.  Generally, higher implied volatility will lead to longer expirations, locking in potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter-dated options.  The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.
Call Options Risk.  Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind or value.
Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and its share price.
Exchange-Traded Funds Risk.  The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s operating expenses may be higher and performance may be lower.
High Portfolio Turnover and Frequent Trading Risk.  High portfolio turnover could increase the Fund’s transaction costs and negatively impact performance.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or a change in interest rates.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows the Fund’s performance for the past calendar year.  The table shows how the Fund’s average annual returns for the 1-year and Life of Fund periods compare to those of a broad measure of market performance and also to an index that reflects a buy-write strategy using S&P 500 Index call options.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Year Ended December 31

During the period shown, the highest quarterly return was 3.93% (for the quarter ended December 31, 2017) and the lowest quarterly return was 0.46% (for the quarter ended June 30, 2017).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Fund
Covered Call Strategy Fund (Inception Date: 5/2/16)	11.07%	9.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	19.18%
Cboe S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	12.37%

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Ziegler Capital Management, LLC serves as subadviser to the Fund.
Portfolio Manager:  The Fund is managed primarily by Wiley D. Angell and Sean C. Hughes, CFA at ZCM, who have served as the Fund’s portfolio managers since its inception in 2016.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

EQUITY INCOME FUND
Investment Objective:  The Fund seeks total return.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.81%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Equity Income Fund	$83	$259	$450	$1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies:  The Fund invests, under normal circumstances, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential.  Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities.  For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer.  The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies.  The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.
The Fund may write (sell) covered call options on the securities it holds to generate income.  A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.
The Fund generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued.  This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.  The Fund also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as, analyzing economic trends, interest rates, and industry diversification.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Call Options Risk. Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.
Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the funds ability to pay dividends and its share price.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.

Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid-to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
Undervalued Securities Risk.  The Fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 14.39% (for the quarter ended September 30, 2009) and the lowest quarterly return was -19.03% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Equity Income Fund	15.52%	12.85%	7.27%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)*	13.67%	14.04%	7.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
* The Fund changed its primary broad based securities index to the Russell 1000 Value Index from the S&P 500 Index as of May 1, 2018.  The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

Investment Adviser:  Foresters Investment Management Company, Inc.
Portfolio Manager:  Sean Reidy, interim Co-Director of Equities, has served as Portfolio Manager of the Fund since 2011.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

FUND FOR INCOME
Investment Objective:  The Fund seeks high current income.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.89%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Fund For Income	$91	$284	$493	$1,096

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies:  The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans (also known as “floating rate loans”).
Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities) after its issuer defaults or is subject to a bankruptcy.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer.
Floating Rate Loan Risk.  The value of any collateral securing a floating rate loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate.  It may take significantly longer than 7 days for investments in floating rate loans to settle, which can adversely affect the Fund’s ability to timely honor redemptions.  In the event of a default, it may be difficult to collect on any collateral and a floating rate loan can decline significantly in value. The Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  Although senior loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.  If a floating rate loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  High yield floating rate loans usually are more credit sensitive.  Floating rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore, may not be entitled to rely on the anti-fraud protections of the federal securities laws.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Floating rate securities may be less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive over the short-term to interest rate changes.  The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. High yield securities and loans tend to be less liquid.  Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently.  Assignments of bank loans and bonds also may be less liquid at times because of potential delays in the settlement process or restrictions on resale.
Market Risk.  The floating rate loan, high yield loan and bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  In addition, on April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 15.22% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.03% (for the quarter ended December 31, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Fund For Income	6.82%	4.65%	5.54%
BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	6.96%	5.58%	7.33%

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the Fund’s subadviser.
Portfolio Manager:  The Fund is managed primarily by a team of investment professionals at Muzinich.  Clinton Comeaux has served as Portfolio Manager of the Fund since 2009 and Bryan Petermann has served as Portfolio Manager of the Fund since 2010.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

GOVERNMENT FUND
Investment Objective:  The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.90%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Government Fund	$92	$287	$498	$1,108

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”).
The Fund may invest in all types of U.S. Government Securities, including (a) U.S. Treasury obligations, (b) securities issued or guaranteed by U.S. Government agencies or instrumentalities backed by the full faith and credit of the U.S. Government, such as mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), and (c) securities issued or guaranteed by agencies or instrumentalities sponsored by Congress but are not guaranteed by the U.S. Government and are backed solely by the credit of the issuing agency or instrumentality or the right to borrow from the U.S. Treasury, such as mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  To a lesser extent, the Fund may invest in municipal securities and non-government investment grade debt securities rated AA or above by S&P Global Ratings or Aa2 or above by Moody’s Investors Service, Inc.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund uses a “top-down” approach in making investment decisions based on its assessment of interest rates, economic and market conditions, and the relative values of different types of U.S. Government securities.  In selecting investments, the Fund considers, among other factors, maturity, yield, relative value and, in the case of mortgage-backed securities, coupon and weighted average maturity.  The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.  The Fund may engage in frequent trading which may result in high portfolio turnover.
Principal Risks:  You can lose money by investing in the Fund.  While the Fund invests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, your investment in the Fund is not insured or guaranteed by the U.S. Government.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Call Risk.  When interest rates fall, a callable bond issuer may “call” or repay the security before its maturity and cause the Fund’s income to decline.
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.
Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

High Portfolio Turnover and Frequent Trading Risk.  High portfolio turnover could increase the Fund’s transaction costs, and negatively impact performance.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Liquidity Risk.  Certain securities, such as municipal securities, may be difficult or impossible to sell at a favorable time or price.
Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  Certain conditions can threaten a municipality’s ability to raise taxes or collect revenue.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their mortgages and the mortgages that back mortgage-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their mortgages less quickly, which will generally increase the Fund’s sensitivity to interest rates and potential for price declines.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 3.83% (for the quarter ended December 31, 2008) and the lowest quarterly return was -2.74% (for the quarter ended December 31, 2016).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Government Fund	1.53%	0.53%	2.58%
Citigroup U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	2.34%	1.55%	3.52%

Investment Adviser:  Foresters Investment Management Company, Inc.
Portfolio Manager:   Rodwell Chadehumbe serves as Portfolio Manager of the Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 2012.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

GOVERNMENT CASH MANAGEMENT FUND
Investment Objective:  The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.19%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Government Cash Management Fund	$121	$378	$654	$1,443

Principal Investment Strategies:  The Fund intends to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940 as amended. The Fund will invest at least 99.5% of its total assets in (i) U.S. government securities; (ii) cash; and/or (iii) repurchase agreements that are collateralized fully by cash and/or U.S. government securities. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in U.S. government securities and repurchase agreements collateralized fully by cash or U.S. government securities.  U.S. government securities include: U.S. Treasury bills and notes; obligations issued by the U.S. government, its agencies or instrumentalities, including securities issued by entities chartered by Congress that are not issued or guaranteed by the U.S. Treasury, including the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Farm Credit Banks; and obligations issued by issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, including the Government National Mortgage Association.  The Fund may invest in fixed, variable and floating rate instruments.  The Fund generally invests in securities with remaining maturities of 397 days or less.
The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share.  These include requirements relating to the credit quality, maturity, liquidity and diversification of the Fund’s investments.
Principal Risks:  You could lose money by investing in the Fund.  Although the Fund seeks to preserve a $1.00 per share net asset value, it cannot guarantee it will do so.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide support to the Fund at any time.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk.  The U.S. government securities the Fund invests in may or may not be backed by the full faith and credit of the U.S. government.  Securities issued by U.S. government sponsored enterprises are supported only by the credit of the issuing entity.  The value of an investment will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature.  This could cause the Fund's NAV to decline below $1.00 per share.
Interest Rate Risk.  Like the values of other debt instruments, the market values of U.S government securities are affected by changes in interest rates.  When interest rates rise, the market values of U.S. government securities generally decline.  This could cause the Fund’s NAV to decline below $1.00 per share.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund’s ability to maintain a $1.00 share price.
Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations,.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions or cause the Fund’s NAV to decline below $1.00 per share.  Supply issues could arise within the U.S. Treasury securities market as demand increases for U.S. government securities.
Repurchase Agreement Risk.  If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security, the Fund may suffer delays, incur costs and lose money in exercising its rights.
Yield Risk.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Fund.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows the Fund’s average annual returns for 1, 5, and 10 years.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Prior to October 3, 2016, the Fund invested in certain securities that are no longer permissible for “government money market funds” under Rule 2a-7.  The performance below may have been different if the current limit on the Fund’s investments had been in effect.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 0.77% (for the quarter ended March 31, 2008) and the lowest quarterly return was 0.00% (for each quarter beginning with quarter ended December 31, 2009 through the quarter ended June 30, 2017).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Government Cash Management Fund	0.26%	0.05%	0.23%

Investment Adviser:  Foresters Investment Management Company, Inc.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

GROWTH & INCOME FUND
Investment Objective:  The Fund seeks long-term growth of capital and current income.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.79%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Growth & Income Fund	$81	$252	$439	$978

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies:  The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both.  The Fund primarily invests in common stocks of large-size companies.  The Fund may also invest in mid- and small-size companies.  Some but not all of the companies the Fund invests in may regularly pay dividends.
The Fund generally uses a “bottom-up” approach to selecting investments. This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization.  In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and the issuer’s valuation relative to its fundamentals and peers.
The Fund may sell a security if it becomes fully valued, is no longer attractively valued, its fundamentals have deteriorated or alternative investments become more attractive.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and its share price.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that an investment therein will be less volatile than the general stock market.  The Fund’s investments in potential growth opportunities may increase the potential volatility of its share price.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
Undervalued Securities Risk.  The Fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 17.42% (for the quarter ended June 30, 2009) and the lowest quarterly return was -22.33% (for the quarter ended December 31, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Growth & Income Fund	18.28%	13.35%	8.05%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)**	13.67%	14.04%	7.10%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
** The Fund changed its primary broad-based securities index to the Russell 1000 Value Index from the S&P 500 Index as of March 14, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

Investment Adviser:  Foresters Investment Management Company, Inc.
Portfolio Manager:  The Fund is managed primarily by Sean Reidy, interim Co-Director of Equities, who has served as Portfolio Manager of the Fund since March 2018.
Evan Snyder has served as Assistant Portfolio Manager of the Fund since 2015.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

INTERNATIONAL FUND
Investment Objective:  The Fund primarily seeks long-term capital growth.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.84%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
International Fund	$86	$268	$466	$1,037

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies:  The Fund primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States.  To a limited degree, the Fund may also invest in companies based in the United States.  The Fund primarily relies on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. The Fund may consider a company to be located in a particular country even if it is not domiciled in, or have its principal place of business in, that country if at least 50% of its assets are in, or it expects to derive at least 50% of its total revenue or profits from, goods or services produced in or sales made in that country.
The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers and may focus its investments in companies located in or tied economically to particular countries or regions.  The Fund generally invests in securities that are traded in the foreign securities markets, though it may invest significantly in emerging or developing markets. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector.
The subadviser selects investments by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  It then further narrows that universe by using a bottom-up stock and business analysis approach to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser also seeks to generate greater returns by investing in securities at a price below the company’s intrinsic worth.
In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Emerging Markets Risk.  The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable, resulting in more volatile rates of returns than developed markets and substantially greater risk.
Focused Portfolio Risk.  Because the Fund’s assets may be invested in a limited number of issuers, its performance may be more volatile than other funds whose portfolios contain a larger number of securities.
Foreign Securities Risk.  There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that area.  As a result, it may be more volatile than a more geographically diversified fund.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with the securities of mid- and small-size companies is generally greater than that associated with securities of larger companies because such securities tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.
Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  To the extent the Fund invests significantly in the consumer staples sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the health of the overall economy, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 19.05% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.25% (for the quarter ended September 30, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
International Fund	32.96%	7.58%	3.60%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	25.62%	8.39%	2.42%
MSCI EAFE Index (Net) (reflects the deduction of foreign withholding taxes on dividends)	25.03%	7.90%	1.94%

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Vontobel Asset Management, Inc. (“Vontobel”) serves as the subadviser of the Fund.
Portfolio Manager:  The Fund is managed primarily by Matthew Benkendorf, Managing Director, Chief Investment Officer and Portfolio Manager for Vontobel, who has served as Portfolio Manager of the Fund since 2016. Daniel Kranson and David Souccar, each an Executive Director, Senior Research Analyst and Portfolio Manager for Vontobel, have served as Deputy Portfolio Managers of the Fund since 2016.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

INVESTMENT GRADE FUND
Investment Objective:  The Fund seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.83%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares ,your costs would be:
	1 year	3 years	5 years	10 years
Investment Grade Fund	$85	$265	$460	$1,025

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities.  Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”) or that are unrated but determined by the Fund’s investment adviser, Foresters Investment Management Company, Inc. (“Adviser”), to be of equivalent quality.
The Fund primarily invests in investment grade corporate bonds.  The Fund may also invest in other investment grade securities, including securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government) and investment grade mortgage-backed and other asset-backed securities.  In making investment decisions, the Adviser considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition.  The Adviser will not necessarily sell an investment if its rating is reduced.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadvisor to manage this portion of the Fund.  High yield bonds include bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Fund, Muzinich focuses on investments it believes can generate attractive and consistent income.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  In addition, the Adviser may also invest in exchange-traded funds (“ETFs”) that could expose the Fund to high yield securities.
The Fund may invest in securities of any maturity or duration, but may adjust its average portfolio weighted duration or maturity in anticipation of interest rate changes. For example, if the Fund expects interest rates to rise, it may seek to reduce its average portfolio weighted duration and maturity.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  High yield securities tend to be less liquid.
Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase the Fund’s sensitivity to interest rates and its potential for price declines.
Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  To the extent the Fund invests significantly in the financials sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Prior to May 1, 2018, Muzinich did not serve as a subadviser to the Fund.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 10.24% (for the quarter ended June 30, 2009) and the lowest quarterly return was -9.82% (for the quarter ended September 30, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Investment Grade Fund	4.72%	2.78%	4.70%
BofA Merrill Lynch U.S. Corporate Master Index (reflects no deduction for fees, expenses or taxes)	6.47%	3.50%	5.59%

Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser and Muzinich serves as the subadviser to a portion of the Fund.
Portfolio Manager:  The Fund assets managed by FIMCO are managed by Rajeev Sharma, Director of Fixed Income, who serves as Portfolio Manager of the Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 2009.  The portion of the Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since May 2018.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

LIMITED DURATION BOND FUND
Investment Objective:  The Fund seeks current income consistent with low volatility of principal.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.16%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Limited Duration Bond Fund	$118	$368	$638	$1,409

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds.  For purposes of this 80% policy, investment grade bonds also include other investment grade fixed-income securities.
Investment grade debt securities include those that are rated within the four highest ratings categories by Moody's Investors Service, Inc. (“Moody's”) or S&P Global Ratings (“S&P”) or that are unrated but determined by the Fund's investment adviser, Foresters Investment Management Company, Inc. (“Adviser”), to be of equivalent quality.
The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government), mortgage-backed and other asset-backed securities.  In making investment decisions, the Adviser considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer's financial condition.  The Adviser will not necessarily sell an investment if its rating is reduced.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund. High yield bonds include bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Fund, Muzinich focuses on investments it believes can generate attractive and consistent income.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  In addition, the Adviser may also invest in exchange-traded funds (“ETFs”) that could expose the Fund to high yield securities.
Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.
The Fund seeks to maintain an average weighted duration of between one and six years.  Duration is a measurement of a bond’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for each year of duration.  For example, if a portfolio of fixed income securities has an average weighted duration of six years, its value can be expected to fall about 6% if interest rates rise by 1%.  Conversely, the portfolio's value can be expected to rise approximately 6% if interest rates fall by 1%.  As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations.  By comparison, a debt security's “maturity” is the date on which the security matures and the issuer is obligated to repay principal.  Duration is typically not equal to maturity.
The Fund may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.
Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund's share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Market Risk.  The prices of the debt securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.  Certain investments may be difficult or impossible to sell at a favorable time or price when the Fund requires liquidity to make redemptions.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund's income and share price.  Conversely, when interest rates rise, borrowers tend to repay their loans less quickly which, will generally increase both the Fund's sensitivity to interest rates and its potential for price declines.
Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  To the extent the Fund invests significantly in the financials sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for the 1-year and Life of Fund periods compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Prior to May 1, 2018, Muzinich did not serve as a subadviser to the Fund.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 1.16% (for the quarter ended March 31, 2016) and the lowest quarterly return was -1.23% (for the quarter ended December 31, 2016).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Fund
Limited Duration Bond Fund (Inception Date: 7/1/14)	1.26%	-0.36%
BofA Merrill Lynch 1-5 Year U.S. Broad Market Index (reflects no deduction for fees, expenses or taxes)	1.33%	1.27%

Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser and Muzinich serves as the subadviser to a portion of the Fund.
Portfolio Manager: The Fund assets managed by FIMCO are managed by Rodwell Chadehumbe, who has served as Portfolio Manager of the Fund since its inception in 2014.  The portion of the Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since May 2018.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

OPPORTUNITY FUND
Investment Objective:  The Fund seeks long-term capital growth.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Opportunity Fund	$87	$271	$471	$1,049

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests primarily in mid- and small-size companies that the Fund’s investment adviser, Foresters Investment Management Company, Inc., believes offer strong growth opportunities.  The Fund may also invest in exchange-traded funds (“ETFs”) to gain exposure to such securities.  The Fund may continue to hold stocks of companies that grow into larger companies and may also invest opportunistically in larger companies.
The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.  The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.
The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.  The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and Life of Fund periods compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 11.93% (for the quarter ended March 31, 2013) and the lowest quarterly return was -9.65% (for the quarter ended September 30, 2015).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	Life of Fund
Opportunity Fund (Inception Date: 12/17/12)	19.00%	13.59%	13.61%
S&P Mid-Cap 400 Index (reflects no deduction for fees, expenses or taxes)	16.24%	15.01%	15.11%

Investment Adviser:  Foresters Investment Management Company, Inc.
Portfolio Manager:  Steven S. Hill, interim Co-Director of Equities, has served as Co-Portfolio Manager since the Fund’s inception in 2012.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

REAL ESTATE FUND
Investment Objective:  The Fund seeks total return.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.11%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Real Estate Fund	$113	$353	$612	$1,352

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies:  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies principally engaged in the real estate industry and/or investments that provide exposure to such companies.  For purposes of this 80% policy, other equity securities may include, without limitation, preferred stock, equity-based exchange-traded funds (“ETFs”) and instruments that are convertible into common stock.
The Fund will normally invest its assets primarily in securities issued by real estate investment trusts (“REITs”) listed on a U.S. stock exchange.  Currently, the only REITs the Fund intends to invest in are U.S. exchange-listed REITs.  The Fund typically will invest in equity REITs (i.e., REITs that directly own real estate), mortgage REITs (i.e., REITs that lend money directly to real estate owners and/or operators or invest in long-term mortgage pools) and/or hybrid REITs (i.e., REITs that participate in both equity and mortgage investing).
The Fund may, to a lesser extent, invest in securities of other companies principally engaged in the real estate industry.  An issuer is principally “engaged in” the real estate industry if at least 50% of its assets, gross income or net profits is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry.  The Fund may invest in REITs and real estate companies of any market capitalization.
The Fund generally uses a “bottom-up” approach in selecting investments that entails performing fundamental analyses to identify securities that the Fund’s adviser believes can achieve superior returns, with a focus on companies with high, consistent return on invested capital, recurring operating income and strong capital structure.  The Fund will generally consider investments that meet one or more of the following criteria: discount to intrinsic value, attractive valuation relative to industry peers or the presence of a potential stock-specific catalyst.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The Fund will concentrate its investments in the real estate industry.  The Fund is non-diversified.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Industry Concentration Risk. The Fund’s strategy of concentrating its investments in issuers engaged in the real estate industry means that the Fund’s performance will be closely tied to the performance of that market segment.  The Fund will be more susceptible to adverse economic, market, political or regulatory occurrences affecting the real estate industry than a less concentrated fund.
Interest Rate Risk.  In general, when interest rates rise, the market values of real estate and real estate companies decline.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.  Liquidity risk is heightened for real estate companies and REITs with smaller market capitalizations, limited investments, larger amounts of debt, or higher levels of exposure to sub-prime mortgages.
Market Risk.  The prices of equity securities, including securities issued by REITs,  may decline or experience volatility over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with securities of mid- and small-size companies is generally greater than that associated with securities of larger, more established issuers because securities of mid- and small-size issuers tend to experience sharper price fluctuations.  At times, it may be difficult to sell securities of mid-to-small-size issuers at reasonable prices.
Non-Diversification Risk.  The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers. This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, mortgages may suffer a higher rate of prepayment and a mortgage or hybrid REIT’s income and share price may decline.  Conversely, when interest rates rise, borrowers tend to repay their mortgages less quickly, which generally increases a mortgage or hybrid REIT’s sensitivity to interest rates and its potential for price declines.
Real Estate Investments Risk.  The Fund is subject to the risks related to investments in real estate,  including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.
REIT Risk.  In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  As a result, investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:   The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for the 1-year and Life of Fund periods compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 6.67% (for the quarter ended March 31, 2016) and the lowest quarterly return was -2.64% (for the quarter ended September 30, 2017).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Fund
Real Estate Fund (Inception Date: 5/1/15)	1.27%	3.47%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	3.76%	6.13%

Investment Adviser:  Foresters Investment Management Company, Inc.
Portfolio Manager:  Vincent Kwong, CFA, has served as Portfolio Manager since the Fund’s inception in 2015.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

SELECT GROWTH FUND
Investment Objective:  The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.81%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Select Growth Fund	$83	$259	$450	$1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies:  The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team uses risk control and valuation screens primarily based on valuation, financial quality, stock volatility and corporate governance, to eliminate stocks that are highly volatile or are more likely to underperform the market.
Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80-100 eligible companies with a high probability of earnings growth that exceeds investor expectations.  The analysis includes an evaluation of changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.  Smith then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.
Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector , including the information technology sector .
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Focused Portfolio Risk.  Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, its performance may be more volatile than other funds whose portfolios may contain a larger number of securities.
Growth Stock Risk.  The Fund’s focus on growth stocks increases the potential volatility of its share price.  If expectations are not met, the prices of these stocks may decline significantly.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Sector Risk.  The Fund may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.  To the extent the Fund invests significantly in the information technology sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as intense competition and potentially rapid product obsolescence. Companies in this sector also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 15.08% (for the quarter ended March 31, 2012) and the lowest quarterly return was -24.25% (for the quarter ended December 31, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Select Growth Fund	32.80%	16.60%	7.19%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.59%	17.16%	9.93%

Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Smith Asset Management Group, L.P. serves as subadviser of the Fund.
Portfolio Manager:  The Fund is managed primarily by a team of investment professionals at Smith, which includes the following: Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer; John D. Brim, CFA, President and Portfolio Manager; and Eivind Olsen, CFA, Portfolio Manager.  Each investment professional has served as a Portfolio Manager of the Fund since 2007, except for Mr. Olsen, who has served as a Portfolio Manager since 2009.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

SPECIAL SITUATIONS FUND
Investment Objective:  The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.81%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether do you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Special Situations Fund	$83	$259	$450	$1,002

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests primarily in common stocks of small-size companies that the Fund’s adviser believes are undervalued, and generally invests in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential.  Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes.  The Fund may invest in stocks of mid-size or large companies.  The Fund also may invest in exchange-traded funds (“ETFs”) to gain exposure to stocks and in real estate investment trusts (“REITs”).
The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.
The Fund may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests.  In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
REIT Risk.  In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  As a result, investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
Small-Size and Mid-Size Company Risk.  The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell small- to-mid size company stocks at reasonable prices.
Undervalued Securities Risk.  The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these developments do not occur, the market price of these securities may not rise as expected or may fall.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  In addition, prior to September 23, 2013, the Fund was managed by a subadviser.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 17.19% (for the quarter ended June 30, 2009) and the lowest quarterly return was -24.00% (for the quarter ended December 31, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Special Situations Fund	18.26%	13.70%	8.97%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)**	7.84%	13.01%	8.17%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
** The Fund changed its primary broad-based securities index to the Russell 2000 Value Index from the Russell 2000 Index as of March 14, 2018. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

Investment Adviser:  Foresters Investment Management Company, Inc.
Portfolio Manager:  Steven S. Hill, interim Co-Director of Equities, has served as Portfolio Manager of the Fund since September 2013.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

TOTAL RETURN FUND
Investment Objective:  The Fund seeks high, long-term total investment return consistent with moderate investment risk.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.86%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Total Return Fund	$88	$274	$477	$1,061

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies:  The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.
In connection with the determination of the Fund’s allocation ranges, the Adviser considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by Foresters Investment Management Company, Inc. (“Adviser”). Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
The Fund’s investments in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for capital growth, current income, or both.  In selecting stocks, the Adviser considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.
The Fund’s investments in bonds are primarily diversified among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities and mortgage-backed and other asset-backed securities.  The Adviser selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.  The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund. High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis.  In managing its portion of the Fund, Muzinich focuses on investments it believes can generate attractive and consistent income.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.
In addition, the Adviser may also invest in exchange-traded funds (“ETFs”) that could expose the Fund to high yield securities.
The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:

Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and other asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.
Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and circumstances directly involving issuers.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.  Certain investments may be difficult or impossible to sell at a favorable time or price when the Fund requires liquidity to make redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and Life of Fund periods compare to those of an index that is a broad measure of market performance for equity securities and an index that is a broad measure of market performance for fixed-income securities.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Prior to May 1, 2018, Muzinich did not serve as a subadviser to the Fund.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 6.04% (for the quarter ended March 31, 2013) and the lowest quarterly return was -5.43% (for the quarter ended September 30, 2015).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	Life of Fund
Total Return Fund (Inception Date: 12/17/12)	11.75%	7.77%	7.55%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.60%
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	3.63%	2.13%	2.16%

Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser and Muzinich serves as the subadviser to a portion of the Fund.
Portfolio Manager:  The Fund assets managed by FIMCO are managed primarily by Sean Reidy, interim co-Director of Equities, and Rajeev Sharma, Director of Fixed Income.  Mr. Reidy has served as Portfolio Manager of the Fund since March 2018 and Mr. Sharma has served as Portfolio Manager of the Fund since 2017.  The portion of the Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since May 2018.
Other Important Information About The Fund:  For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments To Insurance Companies and Other Financial Intermediaries, please refer to the section “Other Important Information” on page 58 of this prospectus.

Other Important Information
Purchase and Sale of Fund Shares: Investments in the Funds can only be made through a purchase of a variable annuity contract or variable life insurance policy for which the Funds are an investment option.  You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Funds.
Tax Information:  Each Fund currently sells its shares only to participating insurance companies for allocation to their separate accounts.  Accordingly, you generally will not be subject to federal income tax as the result of purchases or redemptions or exchanges of Fund shares, Fund dividends, or other distributions by the Funds.  However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies.  For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.
Payments To Insurance Companies and Other Financial Intermediaries:  The Funds and their related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services.  These payments may be a factor that an insurance company considers in including the Funds as underlying investment options for a variable annuity contract or life insurance policy.  These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend a First Investors Fund over another investment.  You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.

THE FUNDS IN GREATER DETAIL
This section describes the First Investors Life Series Funds in more detail.  Each individual Fund description in this section provides more information about the Fund’s investment objectives, principal investment strategies and principal risks.  These Funds are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies.  This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy.  The Fund or Funds that are available to you depend upon which contract or policy you have purchased.
The investment objective of each Fund is non-fundamental, which means that the Board of Trustees may change the investment objective of each Fund without shareholder approval.  The Board may take such action upon the recommendation of the Funds’ investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

BALANCED INCOME FUND
What are the Balanced Income Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks income as its primary objective and has a secondary objective of capital appreciation.
Principal Investment Strategies:
The Fund allocates its assets among bonds, stocks and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund will invest approximately 50-70% of its net assets in bonds, money market instruments and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.
In connection with the determination of the Fund’s allocation ranges, the Adviser considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by Foresters Investment Management Company, Inc. (“Adviser”). Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
The Fund’s investments in bonds will be comprised primarily of investment-grade corporate bonds.  The Fund defines investment-grade corporate bonds as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”) or that are unrated but determined by the Adviser to be of equivalent quality .  The Adviser will also invest in other types of bonds and other debt securities, including U.S. Government securities, U.S. Government-sponsored enterprise securities, which may not be backed by the full faith and credit of the U.S. Government, and mortgage-backed securities.  The Adviser selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.
To a lesser extent the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.  High yield bonds include both bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in ETFs.
High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).   High yield securities may be backed by receivables or other assets.  Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.  Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Fund may invest in bonds of any maturity or duration.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund’s investment in stocks are normally diversified among common stocks of large-, mid-, and small-size companies that offer the potential for current income or capital appreciation with an emphasis on companies that offer the potential for current income. In selecting stocks, the Adviser considers, among other things, an issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.
The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information about the Fund’s holdings can be found in the most recent annual report and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Allocation Risk:
The allocation of the Fund’s investments may have a significant effect on its performance.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in bonds when the bond market is falling and the stock market is rising.
Credit Risk:
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  The lowest rated category of investment grade debt securities may have speculative characteristics.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.
Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  These securities are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.
Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again.  Congress may alter the activities or operations of Fannie Mae and Freddie Mac, which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.
Derivatives Risk:
Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  There may be an imperfect correlation between the price of a derivative and the market value of the price of the assets hedged.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can increase the Fund's share price, magnify potential losses and expose the Fund to significant additional costs. In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.
Dividend Risk:
At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund's ability to pay dividends and the value of its shares.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.  The inability of an issuer to pay dividends may adversely impact the Fund’s ability to achieve its investment objective.
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their net asset value.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.
Interest Rate Risk:
The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is the measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.
Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.  In general, bonds decline in value when interest rates rise.  While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.
There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.
Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.

Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to small-size company stocks at reasonable prices.
Prepayment and Extension Risk:
The Fund is subject to prepayment and extension risk since it invests in mortgage- and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans and the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase the Fund’s sensitivity to interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of mortgage-backed and other asset-backed securities may be difficult to predict and may increase their price volatility.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations, which may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COVERED CALL STRATEGY FUND
What are the Covered Call Strategy Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks long-term capital appreciation.
Principal Investment Strategies:
The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities.  Under normal circumstances, the Fund writes (sells) call options on at least 80% of the Fund’s total assets.  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The Fund normally writes (sells) covered call options listed on U.S. exchanges on the equity securities held by the Fund to seek to lower the overall volatility of the Fund’s portfolio, protect the Fund from market declines and generate income.  Call options written (sold) by the Fund generally have an exercise price above the price of the underlying security at the time the option is written (sold).
The Fund’s equity investments consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), traded on a U.S. securities exchange.  ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500.  The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the Fund. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums which potentially provide some protection against the loss of capital if the underlying security declines in price. The Fund receives premium income from the writing of options.
In making investment decisions, the Fund’s subadviser reviews a variety of factors, including economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise economic and market cycles.

In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor.  Covered call options written by the Fund are designed to create income, lower the overall volatility of the Fund’s portfolio and mitigate the impact of market declines.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in the issuer’s profitability such as the loss of an exclusive patent or a strong competitor entering the market and/or a significant negative outlook from management; b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an actual or expected decline in demand for the issuer’s products or services.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in the potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter dated options.  The writing of covered call options may result in frequent trading and a high portfolio turnover rate.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information about the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
American Depositary Receipts Risk:
ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, differences in accounting, auditing and financial reporting standards and governmental regulations, and the potential for political and economic instability.  ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.  The securities underlying depositary receipts may trade on foreign exchanges at times when U.S. markets are not open for trading and the value of depositary receipts may not track the price of the underlying securities.

Call Options Risk:
Writing call options to generate income involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. The income received from writing call options may not be sufficient to offset a decline in the value of a Fund asset. In addition, the Fund’s ability to sell its equity securities typically will be limited during the term of an option, unless the Fund unwinds or offsets the option, which may be difficult to do.  The prices of options can be highly volatile and exchanges may suspend options trading, during which time the Fund may be unable to write options.  The Fund’s ability to write covered call options will be limited by the number of shares of equity securities it holds.
Dividend Risk:
At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and the value of its shares.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Portfolio Turnover and Frequent Trading Risk:
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period.  High portfolio turnover could increase the Fund’s transaction costs and have a negative impact on performance.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund’s covered call strategy may be expected to underperform the equity markets during times of rapidly rising equity security prices.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations, which may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY INCOME FUND
What are the Equity Income Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks total return.
Principal Investment Strategies:
The Fund invests, under normal circumstances, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential.  The Fund may also invest in stocks of companies of any size that do not pay dividends, but have the potential of paying dividends in the future if they appear to be undervalued.
The Fund may also write (sell) covered call options on securities it holds in order to generate income.  A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period.
In selecting stocks, the Fund typically begins by identifying companies that pay dividends.  The Fund then analyzes companies that appear to be undervalued.  Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities.  For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (“ETFs”) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer.  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry.
The Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders.  Other considerations include analysis of economic trends, interest rates and industry diversification.
The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies.  Market capitalization is not an initial factor during the security selection process, but it is considered in assembling the total portfolio.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Call Options Risk:
Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. The income received from writing call options may not be sufficient to offset a decline in the value of a Fund asset. In addition, the Fund’s ability to sell its equity securities typically will be limited during the term of an option, unless the Fund unwinds or offsets the option, which may be difficult to do.  The prices of options can be highly volatile and exchanges may suspend options trading, during which time the Fund may be unable to write options.  The Fund’s ability to write covered call options will be limited by the number of shares of equity securities it holds.
Dividend Risk:
At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and the value of its shares.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.
While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund’s overall portfolio will be less volatile than the general stock market.  Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns.
In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid-and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
Undervalued Securities Risk:
The Fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.  Moreover, value securities may fall out of favor with investors and decline in price as a class.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND FOR INCOME
What are the Fund For Income’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks high current income.

Principal Investment Strategies:

The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, special purpose entities that are used to finance capital investment, sales or leases of equipment, loans or other programs and firms with heavy debt loads.  High yield securities may be backed by receivables or other assets.  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans (also known as “floating rate loans”).
The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.  The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.  The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.
Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk:
This is the risk that an issuer of bonds and other debt securities, including syndicated loans, will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest or cause an issuer to fail to make timely payments of interest or principal.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.
Floating Rate Loan Risk:
The value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, it may be difficult to collect on any collateral, it would not be possible to collect on any collateral for an uncollateralized loan, and the value of a floating rate loan can decline significantly. Access to collateral may also be limited by bankruptcy or other insolvency laws. If a floating rate loan is acquired through an assignment, the acquirer may not be able to unilaterally enforce all rights and remedies under the loan and with regard to the associated collateral.
Although senior loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.  Difficulty in selling a floating rate loan can result in a loss.  Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than 7 days to complete. Extended trade settlement periods may present a risk regarding the Fund’s ability to timely honor redemptions.  Due to the lack of a regular trading market for loans, loans are subject to irregular trading activity and wide bid/ask spreads and may be difficult to value.
High yield floating rate loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive although the value of these instruments may be affected by interest rate swings in the overall fixed income market.  Generally, there is less readily available, reliable public information about the loans.  Therefore, the Fund may be required to rely on its own evaluation and judgment of a borrower’s credit quality in addition to any available independent sources to value loans. Floating rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.

Interest Rate Risk:
The market values of high yield bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.
Floating rate securities generally are less sensitive to short-term interest rate changes than fixed-rate instruments, but they could remain sensitive over the short-term to interest rate changes.  The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. Floating rate securities with longer interest rate reset periods generally will experience greater fluctuations in value as a result of changes in market interest rates. The impact of interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate loans in the Fund’s portfolio are subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”).  So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates generally will not affect the yield on such loans.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Less liquid securities typically are harder to value.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.
Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently and their value may be impaired when the Fund needs to liquidate these loans.  High yield securities tend to be less liquid than higher quality securities, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  Assignments of bank loans and bonds also may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.
Market Risk:
The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.  The prices of high yield bonds and other high yield debt securities held by the Fund could decline not only due to a deterioration in the financial condition of the issuers of such bonds, but also due to overall movements in the high yield market.  Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when prices generally go down, referred to as “bear” markets.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or experience difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOVERNMENT FUND
What are the Government Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”).  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will notify shareholders at least 60 days before making any change to this 80% policy.
The Fund may invest in all types of U.S. Government Securities, which may include (a) U.S. Treasury obligations, (b) securities issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government, and (c) securities issued or guaranteed by agencies or instrumentalities that are sponsored or chartered by the U.S. Government but whose securities are backed solely by the credit of the issuing agency or instrumentality or the right of the issuer to borrow from the U.S. Treasury.  U.S. Government Securities may include mortgage-backed securities that are guaranteed by the Government National Mortgage Association (“GNMA”), commonly known as Ginnie Maes, which are backed by the full faith and credit of the U.S. Government and mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), which are not backed by the full faith and credit of the U.S. Government.  To a lesser extent, the Fund may invest in municipal securities and non-government investment grade securities that are rated AA or above by S&P Global Ratings or Aa2 or above by Moody’s Investors Service, Inc.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund uses a “top-down” approach in making investment decisions based on its assessment of interest rates, economic and market conditions, and the relative values of different types of U.S. Government Securities.  In selecting investments, the Fund considers, among other factors, maturity, yield, relative value and, in the case of mortgage-backed securities, coupon and weighted average maturity.  The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.  The Fund may engage in frequent trading, which may result in high portfolio turnover.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  While the Fund invests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, your investment in the Fund is not insured or guaranteed by the U.S. Government.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Call Risk:
During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. The Fund would then lose any price appreciation above the bond’s call price and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk:
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.
Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.
Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again.  Congress may alter the activities or operations of Fannie Mae and Freddie Mac, which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.
Derivatives Risk:
Investments in U.S. Treasury futures and options on U.S. Treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  There may be an imperfect correlation between the price of a derivative and the market value of the price of the assets hedged.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position. These investments can increase the Fund’s share price, magnify potential losses and expose the Fund to significant additional costs.  In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.
High Portfolio Turnover and Frequent Trading Risk:
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. High portfolio turnover could increase the Fund’s transaction costs and have a negative impact on its performance.
Interest Rate Risk:
The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Less liquid securities typically are harder to value.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.
Market Risk:
The prices of the securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments, changes in investor sentiment and interest rate fluctuations.  These events may lead to periods of volatility, which may be exacerbated by changes in the debt market size and structure.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.  Legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and other economic conditions that threaten the ability of municipalities to raise taxes or obtain other sources of revenue to back their securities may impact the Fund’s returns or the ability of the municipal issuer to pay interest or principal.
Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.
Prepayment and Extension Risk:
The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, borrowers tend to refinance their mortgages and the mortgages that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their mortgages less quickly, which generally will increase the Fund’s sensitivity to interest rates and its potential for price declines.  The impact of prepayments and extensions on the prices of mortgage-backed securities may be difficult to predict and may increase their price volatility.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations, which may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOVERNMENT CASH MANAGEMENT FUND
What are the Government Cash Management Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.
Principal Investment Strategies:
The Fund intends to operate as a “government money market fund” as such term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”).  The Fund will invest at least 99.5% of its total assets in (i) U.S. government securities; (ii) cash; and/or (iii) repurchase agreements that are collateralized fully by cash and/or U.S. government securities.  In addition, under normal circumstances, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in U.S. government securities and repurchase agreements collateralized fully by cash or U.S. government securities.  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. U.S. government securities include: U.S. Treasury bills and notes; other obligations that are issued by the U.S. government, its agencies or instrumentalities, including securities that are issued by entities chartered by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury, including the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks and Federal Farm Credit Banks; and obligations that are issued by issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, including the Government National Mortgage Association.  The Fund may invest in fixed, variable and floating rate instruments.
The Fund invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements applicable to a “government money market fund” under Rule 2a-7 under the 1940 Act.  The Fund will invest only in securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations.  The dollar-weighted average portfolio maturity and dollar-weighted average portfolio life of the Fund will not exceed 60 and 120 days, respectively.  The Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value per share price.
The Fund will only purchase securities that have been determined to present minimal credit risk.  In making such a determination, the Fund may consider the credit ratings assigned to securities by ratings services.  If, after purchase, the credit quality of an investment deteriorates, the Fund’s investment adviser or, where required by applicable law and regulations, the Fund’s Board of Trustees, will decide whether the investment should be held or sold.  All portfolio instruments purchased by the Fund will be denominated in U.S. dollars.
“Government money market funds” are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.  While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, it has not elected to do so at this time and currently has no intention of doing so.
Information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
Any investment carries with it some level of risk.  Although the Fund tries to maintain a $1.00 net asset value share price, it cannot guarantee it will do so.  It is possible to lose money by investing in the Fund.  The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide support to the Fund at any time.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk:
This is the risk that an issuer of a security will be unable or unwilling to pay interest or principal when due.  The value of a security will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature.  This could cause the Fund’s NAV to decline below $1.00 per share.
Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.
Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again.  Congress may alter the activities or operations of Fannie Mae and Freddie Mac, which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.
Interest Rate Risk:
The Fund’s NAV could decline below $1.00 per share because of a change in interest rates.  Like the values of other debt instruments, the market values of U.S. government securities are affected by changes in interest rates.  When interest rates rise, the market values of U.S. government securities generally decline; and when interest rates decline, the market values of U.S. government securities generally increase.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  The price volatility of U.S. government securities also depends on their maturities and durations.  Generally, the longer the maturity and duration of a U.S. government security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.

Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund’s ability to maintain a $1.00 share price.
Market Risk:
The prices of securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political regulatory developments, changes in investor sentiment, economic instability and interest rate fluctuations.  These events may lead to periods of volatility, which may be exacerbated by changes in debt market size and structure.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders or cause the Fund’s NAV to decline below $1.00 per share.  The risk of loss increases if the redemption requests are unusually large or frequent.
Supply issues within the U.S. Treasury securities market could arise as demand increases for U.S. government securities.
Repurchase Agreement Risk:
A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.  The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates.  The use of repurchase agreements involves credit risk and counterparty risk. If the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security at a mutually agreed-upon time and price under the agreement, the Fund may suffer delays, incur costs and lose money in exercising its rights under the agreement.
In the event of default by a seller under a repurchase agreement collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price.
Yield Risk:
The yields received by the Fund on its investments will generally decline as interest rates decline.  The Adviser has voluntarily waived advisory fees and reimbursed expenses to maintain a minimum daily net yield for the Fund.  The Adviser is under no obligation to continue doing so and the Fund’s yield may fall below zero.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

GROWTH & INCOME FUND
What are the Growth & Income Fund’s objectives, principal investment strategies and principal risks?
Objectives:
The Fund seeks long-term growth of capital and current income.

Principal Investment Strategies:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both.  The Fund primarily invests in large-size companies and may invest in small- and mid- size companies as well.  Some of the companies the Fund invests in may pay dividends, however not all will.
The Fund generally uses a “bottom-up” approach to selecting investments.  This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization.  In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and the issuer’s valuation relative to its fundamentals and peers.
The Fund may sell a security if it becomes fully valued, is no longer attractively valued, its fundamentals have deteriorated or alternative investments become more attractive.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objectives.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Dividend Risk:
At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay, which could adversely affect the Fund’s ability to pay dividends and the value of its shares.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.  The inability of an issuer to pay dividends may adversely impact the Fund’s ability to achieve its investment objective.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that investments therein will be less volatile than the general stock market.  Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns.  The Fund’s investments in potential growth opportunities may increase the potential volatility of its share price.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
Undervalued Securities Risk:
The Fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.  Moreover, value securities may fall out of favor with investors and decline in price as a class.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTERNATIONAL FUND
What are the International Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund primarily seeks long-term capital growth.
Principal Investment Strategies:
The Fund primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States.  To a limited degree, the Fund may also invest in companies based in the United States.  The Fund primarily relies on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. The Fund may consider a company to be located in a particular country even if it is not domiciled in, or have its principal place of business in, that country if at least 50% of its assets are in, or it expects to derive at least 50% of its total revenue or profits from, goods or services produced in or sales made in that country.
The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies.  The Fund’s holdings may be limited to the securities of 40 to 60 different issuers.  The Fund may invest significantly in emerging or developing markets such as India and Brazil, and may focus its investments in companies located in or tied economically to particular countries or regions.
The subadviser selects investments for the Fund generally by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others.  The subadviser then further narrows that universe by using a bottom-up stock and business analysis approach.  The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria.
The subadviser seeks to invest in companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects.  The subadviser’s investment process also considers a company’s intrinsic value relative to its earnings power and market price.  The subadviser believes that investing in these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in market favor.
In determining which portfolio securities to sell, the subadviser focuses on the operating results of the companies, and not price quotations, to measure the potential success of an investment.  In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.
The Fund may enter into spot currency trades (i.e., for cash at the spot rate prevailing in the foreign currency market) in connection with the settlement of transactions in securities traded in foreign currency.  Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector.
The Fund reserves the right to take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Emerging Markets Risk:
The risks of investing in foreign securities are heightened when investing in emerging or developing markets.  The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.  There are also risks of: an emerging country’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.  In addition, there may be less information available regarding emerging market securities to make investment decisions.
Focused Portfolio Risk:
The Fund’s assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding and may be more volatile than other funds whose portfolios may maintain a larger number of securities.  The price of a share of the Fund can therefore be expected to fluctuate more than a fund that invests in substantially more companies.  Moreover, the Fund’s share price may decline even when the overall market is increasing.
Foreign Securities Risk:
There are special risk factors associated with investing in foreign securities.  Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets.  For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments.  The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories.  Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control laws and/or regulations and potential restrictions on the flow of international capital.  Many foreign countries impose withholding taxes on income and realized gains from investments in securities of issuers located in such countries, which the Fund may not recover.  To the extent the Fund invests a significant portion of its assets in securities of a single country or region at any time, it is more likely to be affected by events or conditions of that country or region.  As a result, it may be more volatile than a more geographically diversified fund.
Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.
Liquidity risk is particularly acute in the case of foreign investments that are traded in smaller, less-developed or emerging markets and securities issued by issuers with smaller market capitalizations.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.
Sector Risk:
Companies that are engaged in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to decline.  To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.  To the extent the Fund invests significantly in the consumer staples sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the regulation of various product components and production methods, litigation, marketing campaigns and changes in the overall economy, consumer spending and consumer demand.  Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT GRADE FUND
What are the Investment Grade Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities.  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days notice before changing this 80% policy.  The Fund defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”) or that are unrated but determined by the Fund’s Adviser to be of equivalent quality.  The Fund will not necessarily sell an investment if its rating is reduced.
The Fund invests primarily in investment grade corporate bonds.  The Fund may also invest in other investment grade securities, including securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government) and investment grade mortgage-backed and other asset-backed securities.   The Adviser attempts to stay broadly diversified, but it may emphasize certain industries based on the outlook for interest rates, economic forecasts and market conditions.  In selecting investments, the Adviser considers, among other things, the issuer’s earnings and cash flow generating capabilities, asset quality, debt levels, industry characteristics and management strength.  The Adviser also considers ratings assigned by ratings services in addition to its own research and investment analysis.  The Adviser usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.
The Adviser may adjust the average weighted maturity of the securities in its portfolio based on its interest rate outlook.  If it believes that interest rates are likely to fall, it may attempt to buy securities with longer maturities.  By contrast, if it believes interest rates are likely to rise, it may attempt to buy securities with shorter maturities or sell securities with longer maturities.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.  High yield bonds include both bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in exchange traded funds (“ETFs”).  Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.
High yield bonds generally provide higher income than investment grade bonds to

compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).   High yield securities may be backed by receivables or other assets.  Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.
Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Fund may invest in securities of any maturity or duration, but may adjust its average portfolio weighted duration or maturity in anticipation of interest rate changes.  For example, if the Fund expects interest rates to increase, it may seek to reduce its average portfolio weighted duration and maturity.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk:
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rated category of investment grade securities may have speculative characteristics as well.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.
Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the

U.S. Government.  The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.
Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again. Congress may alter the activities or operations of Fannie Mae and Freddie Mac which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.
Derivatives Risk:
Investments in U.S. Treasury futures and options on U.S. Treasury futures involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  There may be an imperfect correlation between the price of a derivative and the market value of the price of the assets hedged.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position. These investments can increase the Fund’s share price, magnify potential losses and expose the Fund to significant additional costs. In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.
Interest Rate Risk:
The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of fixed income securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.
High yield securities tend to be less liquid than higher quality securities, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.
Market Risk:
The prices of the securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure.  There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Prepayment and Extension Risk:
The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans and the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their loans less quickly, which generally will increase the Fund’s sensitivity to interest rates and its potential for price declines.    The impact of prepayments and extensions on the price of mortgage-backed or other asset-backed securities may be difficult to predict and may increase their price volatility.

Sector Risk:
Issuers that are engaged in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the securities of issuers in a particular sector market to decline.  To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.  To the extent the Fund invests significantly in the financials sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition. The impact of more stringent capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LIMITED DURATION BOND FUND
What are the Limited Duration Bond Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks current income consistent with low volatility of principal.
Principal Investment Strategies:
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds.  For purposes of this 80% policy, investment grade bonds also include other investment grade fixed-income securities.  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days notice before changing this 80% policy.
The Fund defines investment grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P”) or that are unrated but determined by the Fund’s Adviser to be of equivalent quality.
The Fund may invest in a variety of different types of investment grade securities, including corporate bonds, securities issued or guaranteed by the U.S. Government or U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government), and mortgage-backed and other asset-backed securities.  The Adviser attempts to stay broadly diversified, but it may emphasize certain industries based on the outlook for interest rates, economic forecasts and market conditions.  In selecting investments, the Adviser considers, among other things, the issuer’s earnings and cash flow generating capabilities, asset quality, debt levels, industry characteristics and management strength.  The Adviser also considers ratings assigned by ratings services in addition to its own research and investment analysis.  The Adviser will not necessarily sell an investment if its rating is reduced.  The Adviser usually will sell a security when it shows deteriorating fundamentals, it falls short of the portfolio manager’s expectations, or a more attractive investment is available.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co., Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.  High yield bonds include both bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Adviser to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in exchange-traded funds (“ETFs”).
High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).   High yield securities may be backed by receivables or other assets.  Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.  Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.

It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Adviser seeks for the Fund to maintain an average weighted duration of between one and six years.  Duration is a measure of a bond’s or fixed income portfolio’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of fixed income securities has an average weighted duration of six years, its value can be expected to fall about 6% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 6% if interest rates fall by 1%.  As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations.  Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security.  Duration is typically not equal to maturity.  The Adviser may adjust the average weighted duration based on its interest rate outlook.  If it believes that interest rates are likely to fall, it may attempt to buy securities with longer maturities.  By contrast, if it believes interest rates are likely to rise, it may attempt to buy securities with shorter maturities or sell securities with longer maturities.
The Fund may invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.    Here are the principal risks of investing in the Fund:
Credit Risk:
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities, but the lowest rated category of investment grade securities may have speculative characteristics as well.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.
Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  The securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.
Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again. Congress may alter the activities or operations of Fannie Mae and Freddie Mac, which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.
Derivatives Risk:
Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  There may be an imperfect correlation between the price of a derivative and the market value of the price of the assets hedged.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can increase the Fund’s share price, magnify potential losses and expose the Fund to significant additional costs. In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.
Interest Rate Risk:
The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Market Risk:
The prices of the securities held by the Fund may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations.  These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at  broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.
There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.
Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.
Prepayment and Extension Risk:
The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans and the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their loans less quickly, which generally will increase the Fund’s sensitivity to interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of mortgage-backed or other asset-backed securities may be difficult to predict and may increase their price volatility.
Sector Risk:
Issuers that are engaged in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the securities of issuers in a particular sector market to decline.  To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.  To the extent the Fund invests significantly in the financials sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition. The impact of more stringent capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

OPPORTUNITY FUND
What are the Opportunity Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks long-term capital growth.
Principal Investment Strategies:
The Fund invests primarily in mid- and small-size companies that the Fund’s Adviser believes offer strong growth opportunities.  The Fund also may invest in exchange-traded funds (“ETFs”) to gain exposure to such securities.  The Fund may continue to hold stocks of mid- and small-size companies that grow into large companies and may also invest opportunistically in stocks of larger companies.
The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.  The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.
The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.  The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to- small-size company stocks at reasonable prices.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

REAL ESTATE FUND
What are the Real Estate Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks total return.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies principally engaged in the real estate industry and/or investments that provide exposure to such companies.  For purposes of this 80% policy, other equity securities may include, without limitation, preferred stock, equity-based ETFs and instruments that are convertible into common stock.  The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund will normally invest its assets primarily in securities issued by real estate investment trusts (“REITs”) listed on a U.S. stock exchange.  Currently, the only REITs the Fund intends to invest in are U.S. exchange-listed REITs. The Fund will typically invest in equity REITs (i.e., REITs that directly own real estate), mortgage REITs (i.e., REITs that lend money directly to real estate owners and/or operators or invest in long-term mortgages or mortgage pools) and/or hybrid REITs (i.e., REITs that participate in both equity and mortgage investing).
The Fund may, to a lesser extent, also invest in securities of other companies principally engaged in the real estate industry.  An issuer is principally “engaged in” the real estate industry if at least 50% of its assets, gross income or net profits is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry.  The Fund may invest in REITs and real estate companies of any market capitalization.
The Fund generally uses a “bottom-up” approach in selecting investments that entails performing fundamental analyses to identify securities that the Fund’s adviser believes can achieve superior returns, with a focus on companies with high, consistent return on invested capital, recurring operating income and strong capital structure.  The Fund will generally consider investments that meet one or more of the following criteria: discount to intrinsic value, attractive valuation relative to industry peers or the presence of a potential stock-specific catalyst.
The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.
The Fund will concentrate its investments in the real estate industry.  The Fund is non-diversified.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Industry Concentration Risk:
The Fund’s strategy of concentrating its investments in issuers engaged in the real estate industry means that the Fund’s performance will be closely tied to the performance of that market segment. The Fund’s concentration in real estate issuers may present more risks than if it were invested more broadly over numerous industries and sectors of the economy. The Fund will be more susceptible to adverse economic, market, political or regulatory occurrences affecting the real estate industry than a fund that is less concentrated.
Interest Rate Risk:
The prices of securities issued by real estate companies, including REITs, are sensitive to interest rates.  In general, when interest rates rise, the market values of real estate and real estate companies decline.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.
Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.
Liquidity risk is heightened for real estate companies and REITs with smaller market capitalizations, limited investments, larger amounts of debt, or higher levels of exposure to sub-prime mortgages. During certain periods, the liquidity of a particular real estate issuer or the real estate industry, generally, may decrease as a result of adverse economic, market or political events, or adverse investor perceptions, whether accurate or not.
Market Risk:
The prices of equity securities, including securities issued by REITs,  may decline or experience volatility over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.

Mid-Size and Small-Size Company Risk:
The market risk associated with securities of mid- and small-size companies is generally greater than that associated with securities of larger, more established companies because securities of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell securities of mid- to small-size issuers at favorable prices.
Non-Diversification Risk:
The Fund is non-diversified and, as such, its assets may be invested in a limited number of issuers.  This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.  The Fund’s share price can therefore be expected to fluctuate more than the share price of a diversified fund.  Moreover, the Fund’s share price may decline even when the overall market is increasing.  Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.
Prepayment and Extension Risk:
When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, mortgages may suffer a higher rate of prepayment and a mortgage or hybrid REIT’s income and share price may decline.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their mortgages less quickly, which generally increases a mortgage or hybrid REIT’s sensitivity to interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of a real estate or REIT security may be difficult to predict and may increase the security’s price volatility.
Real Estate Investments Risk:
The Fund is subject to the risks related to investments in real estate,  including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The real estate industry is particularly sensitive to economic downturns.  Real estate companies and REITs may experience cycles of relative underperformance and outperformance in comparison to the equity markets in general.
REIT Risk:
In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free pass through of net income and gains and exemption from registration as an investment company. The failure of a company in which the Fund invests to qualify for treatment as a REIT under federal tax law may have an adverse impact on the Fund.  REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs to protect its investments.  REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  Investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.

Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELECT GROWTH FUND
What are the Select Growth Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.
When selecting investments for the Fund, Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  Smith considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility and corporate governance.
Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.
The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.
Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by Smith’s screening process.  Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Focused Portfolio Risk:
Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile and substantially impacted by the change in value of a single holding than other funds whose portfolios may contain a larger number of securities.  The performance of any one of the Fund’s stocks could significantly impact the Fund’s performance.
Growth Stock Risk:
The Fund’s focus on growth stocks increases the potential volatility of its share price.  Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates.  If expectations are not met, the prices of these stocks may decline significantly.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles, with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to- small-size company stocks at reasonable prices.
Sector Risk:
Issuers that are engaged in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the securities of issuers in a particular sector market to decline.  To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.  To the extent the Fund invests significantly in the information technology sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SPECIAL SITUATIONS FUND
What are the Special Situations Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks long-term growth of capital.

Principal Investment Strategies:

The Fund invests primarily in common stocks of small-size companies that the Fund’s adviser believes are undervalued, and generally invests in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential.  Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes.  Although the Fund normally invests in stocks of smaller size companies, the Fund may also invest in stocks of mid-size or large companies.  The Fund also may invest in exchange-traded funds (“ETFs”) to gain exposure to stocks, and in real estate investment trusts (“REITs”).
The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.
The Fund may sell a stock if it becomes fully valued, it appreciates in value to the point that it is no longer a small-size company stock, its fundamentals have deteriorated or alternative investments become more attractive.
The Fund may, at times, engage in short-term trading, which could produce higher portfolio turnover, transaction costs and may result in a lower total return for the Fund.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
REIT Risk:
In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free pass through of net income and gains and exemption from registration as an investment company. The failure of a company in which the Fund invests to qualify for treatment as a REIT under federal tax law may have an adverse impact on the Fund.  REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs to protect its investments.  REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types.  Investments in REITs may be volatile.  REITs are pooled investment vehicles with their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
Small-Size and Mid-Size Company Risk:
The market risk associated with stocks of small- and mid-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of small- and mid-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell small-to-mid-size company stocks at reasonable prices.

Undervalued Securities Risk:
The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions.  If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.  Moreover, value stocks may fall out of favor with investors and decline in price as a class.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TOTAL RETURN FUND
What are the Total Return Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Principal Investment Strategies:

The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 30% in bonds, cash, and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.
In connection with the determination of the Fund’s allocation ranges, the Adviser considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by Foresters Investment Management Company, Inc. (“Adviser”). Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
The Adviser selects investments in common stocks based on their potential for capital growth, current income or both.  The Adviser considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.  The Adviser will normally diversify the Fund’s stock holdings among stocks of large-, mid- and small-size companies.
The Adviser selects individual investments in bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.  The Adviser will typically diversify its bond holdings among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities, U.S. Government-sponsored enterprise securities, which may not be backed by the full faith and credit of the U.S. Government, and mortgage-backed and other asset-backed securities.
The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund.  High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  The Fund may also be exposed to high yield securities through the Adviser’s investments in exchange-traded funds (“ETFs”).

High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).   High yield securities may be backed by receivables or other assets.  Muzinich attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.  Although Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Allocation Risk:
The allocation of the Fund’s investments may have a significant effect on its performance.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.
Credit Risk:
This is the risk that an issuer of bonds and other debt securities will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and other asset-backed securities, the credit quality of the underlying loans.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest, or cause an issuer to fail to make timely payments of interest or principal.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  The lowest rated category of investment grade debt securities may have speculative characteristics.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payments of principal and interest.
Credit risk also applies to securities issued or guaranteed by the U.S. Government and by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.  The securities issued by U.S.

Government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality or corporation.  For example, securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the U.S. Government.  A security backed by the U.S. Government or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.
Although the U.S. Treasury has supported Fannie Mae and Freddie Mac in the past, there is no guarantee it would do so again. Congress may alter the activities or operations of Fannie Mae and Freddie Mac which could negatively impact the credit risk associated with Fannie Mae and Freddie Mac securities.
Derivatives Risk:
Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  There may be an imperfect correlation between the price of a derivative and the market value of the assets hedged.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can increase the Fund’s share price, magnify potential losses and expose the Fund to significant additional costs. In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value in the absence of a secondary trading market.
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.
Interest Rate Risk:
The market values of bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.
Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.  In general, bonds decline in value when interest rates rise.  While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.
There is also the possibility that the value of the Fund’s investments in high yield securities will decline due to drops in the overall high yield bond market.  Changes in the economic climate, investor perceptions and stock market volatility can cause the prices of the Fund’s fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.
The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.
Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.  Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid-to- small-size company stocks at reasonable prices.
Prepayment and Extension Risk:
The Fund is subject to prepayment and extension risk since it invests in mortgage-backed and other asset-backed securities.  When interest rates decline, borrowers tend to refinance their loans and the loans that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, borrowers tend to repay their loans less quickly which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.  The impact of prepayments and extensions on the price of mortgage-backed and other asset-backed securities may be difficult to predict and may increase their price volatility.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL
The Adviser.
Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to each Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 40 Wall Street, New York, NY 10005.  As of the date of this prospectus, FIMCO serves as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $13.0 billion as of December 31, 2017.  FIMCO supervises all aspects of each Fund’s operations.
For the fiscal year ended December 31, 2017, FIMCO received advisory fees, net of waiver (if any), as follows: 0.60% of average daily net assets for the Balanced Income Fund; 0.75% of average daily net assets for Covered Call Strategy Fund; 0.75% of average daily net assets for Equity Income Fund; 0.75% of average daily net assets for Fund For Income; 0.60% of average daily net assets for Government Fund; 0.16% of average daily net assets for Government Cash Management Fund; 0.73% of average daily net assets for Growth & Income Fund; 0.75% of average daily net assets for International Fund; 0.60% of average daily net assets for Investment Grade Fund; 0.60% of average daily net assets for Limited Duration Bond Fund; 0.75% of average daily net assets for Opportunity Fund; 0.75% of average daily net assets for Real Estate Fund; 0.75% of average daily net assets for Select Growth Fund; 0.75% of average daily net assets for Special Situations Fund; and 0.75% of average daily net assets for Total Return Fund.
During the fiscal year ended December 31, 2017, the Adviser waived advisory fees for the: Balanced Income Fund in the amount of 0.15%; Government Fund in the amount of 0.15%; Government Cash Management Fund in the amount of 0.59%; Investment Grade Fund in the amount of 0.15%;  and Limited Duration Bond Fund in the amount of 0.15%.  These waivers are not reflected in the Annual Fund Operating Expenses tables, which are located in “The Funds Summary Section” of this prospectus.  The above fee waivers and/or expense reimbursements may be discontinued by FIMCO at any time without notice.
Descriptions of the factors considered by the Board of Trustees in approving the Advisory and Subadvisory Agreements for each Fund are available in the Funds’ Semi-Annual Report for the period ended June 30, 2017.
Information regarding each of the Portfolio Managers who is primarily responsible for managing all or a portion of the assets of a Fund, except as otherwise indicated in “The Funds Summary Section”, is set forth below.
Steven S. Hill has served as interim Co-Director of Equities since March 2018.  He serves as Portfolio Manager of the Opportunity Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Opportunity Fund since its inception in 2012 and he has served as Portfolio Manager of the Special Situations Fund since 2013.  Mr. Hill also serves as Portfolio Manager for other First Investors Funds and joined FIMCO in 2002 as an equity analyst.
Sean Reidy has served as interim Co-Director of Equities since March 2018.  He has served as Portfolio Manager of the Equity Income Fund since 2011 and the Growth & Income Fund as of March 2018.  He also serves as Portfolio Manager to other First Investors Funds.  Prior to joining FIMCO in 2010, Mr. Reidy was a proprietary trader at First New York Securities (2008-2010) and served as Co-Portfolio Manager and Research Director at Olstein Capital Management (1996-2007).
Rajeev Sharma serves as Portfolio Manager of the Investment Grade Fund and he has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 2009 and also serves as Portfolio Manager of other First Investors Funds.  Mr. Sharma has served as Director of Fixed Income since 2016.  Mr. Sharma joined

FIMCO in 2009 and prior to joining FIMCO, Mr. Sharma was a Vice-President and Senior Corporate Credit Analyst at Lazard Asset Management, LLC (2005-2009) and Associate Director, Corporate Ratings at Standard & Poor’s Ratings Services (2002-2005).
The Balanced Income Fund and Total Return Fund each is managed by Mr. Reidy and Mr.  Sharma.  They jointly decide what portion of each Fund’s assets should be allocated to stocks, bonds and cash.  Mr. Reidy is primarily responsible for managing each Fund’s investments in stocks and Mr. Sharma is primarily responsible for managing each Fund’s investments in bonds and cash.  Mr. Reidy has served as Portfolio Manager of each Fund since March 2018.  Mr. Sharma has served as Portfolio Manager of each Fund since 2017.
Rodwell Chadehumbe serves as Portfolio Manager of the Government Fund and has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 2012.  He has also served as Portfolio Manager of the Limited Duration Bond Fund since 2014 and serves as a Portfolio Manager of other First Investors Funds.  Prior to joining FIMCO in 2012, Mr. Chadehumbe served as Portfolio Manager at Clear Arc Capital, Inc. (f/k/a Fifth Third Asset Management, Inc.) (2008-2012).
Evan Snyder has served as the Assistant Portfolio Manager of the Growth & Income Fund since joining FIMCO in 2015 and also serves as the Assistant Portfolio Manager to another First Investors Fund. Prior to joining FIMCO, Mr. Snyder was an equity analyst with Invesco (2007-2014) and served in earlier roles at IBM Corporation and Credit Suisse First Boston.
Vincent Kwong, CFA, has served as the Real Estate Fund’s Portfolio Manager since the Fund’s inception in 2015.  Mr. Kwong also serves as Portfolio Manager of another First Investors Fund.  Prior to joining FIMCO in January 2017, Mr. Kwong was an employee of The Independent Order of Foresters (“IOF”), FIMCO’s ultimate parent where he was responsible for U.S. and Canadian equities and the management of an IOF separate account that invests in U.S. REITs.  He assumed the role of Portfolio Manager for that account in October 2010.  He holds a Bachelor of Administrative and Commercial Studies degree from the University of Western Ontario.  He is also a CFA charterholder and is a member of the Toronto CFA Society.
The Subadvisers.
Vontobel Asset Management, Inc. (“Vontobel”) serves as the investment subadviser of the International Fund.  Vontobel has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Vontobel is located at 1540 Broadway, New York, NY 10036.  Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland.  Vontobel acts as the subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel.  Vontobel has provided investment advisory services to mutual fund clients since 1990.  As of December 31, 2017, Vontobel managed approximately $38 billion in assets.
Matthew Benkendorf, Managing Director, Chief Investment Officer and Portfolio Manager for Vontobel, has served as Portfolio Manager of the International Fund since 2016 and also serves as a Portfolio Manager for another First Investors Fund.  Mr. Benkendorf joined Vontobel in 1999 and has been a portfolio manager at Vontobel since 2006. Daniel Kranson and David Souccar, each an Executive Director, Senior Research Analyst and Portfolio Manager for Vontobel, have each served as a Deputy Portfolio Manager of the International Fund since 2016 and each serves as a Deputy Portfolio Manager for another First Investors Fund. Mr. Kranson joined Vontobel in 2007 and has been a portfolio manager at Vontobel since 2013. Mr. Souccar joined Vontobel in 2007 and has been a portfolio manager at Vontobel since 2016.  The same group of investment professionals also manage another First Investors Fund.
Smith Asset Management Group, L.P. (“Smith”) serves as the investment subadviser of the Select Growth Fund.  Smith has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201.  Smith is an investment management firm that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans.  As of December 31, 2017, Smith held investment management authority with respect to approximately $3.4 billion in assets.
The Select Growth Fund is managed by a team of investment professionals who have an equal role in managing the Fund, including the following: Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of Smith (1995 to present); John D. Brim, CFA, President (2013 to present) and Portfolio Manager of Smith (1998 to present); and Eivind Olsen, CFA, a Portfolio Manager of Smith (2008 to present).  Each investment professional has served as a Portfolio Manager of the Fund since 2007, except for Mr. Olsen, who has served as a Portfolio Manager of the Fund since 2009.  The same team of investment professionals also manage another First Investors Fund.
Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser of the Fund For Income and a portion of the Balanced Income, Investment Grade, Limited Duration Bond and Total Return Funds.  Muzinich has discretionary trading authority over all or each applicable portion of each Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Muzinich is located at 450 Park Avenue, New York, NY 10022.  Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies.  As of December 31, 2017, Muzinich managed approximately $36.5 billion in assets.
Each Fund that is managed in whole or in part by Muzinich is managed by a team of investment professionals who have active roles in managing the Fund, including the following: Clinton Comeaux, Portfolio Manager at Muzinich since 2009; and Bryan Petermann, Portfolio Manager at Muzinich since 2010 and prior thereto, the Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010).  Mr. Comeaux has been a Portfolio Manager of the Fund For Income since 2009 and Mr. Petermann has served as Portfolio Manager of the Fund For Income since 2010.  Each investment professional has managed Muzinich’s portion of the Balanced Income, Investment Grade, Limited Duration Bond and Total Return Funds since May 2018 and also manages other First Investors Funds.
Ziegler Capital Management, LLC (“ZCM”) serves as the investment subadviser for the Covered Call Strategy Fund. ZCM has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  ZCM is a Wisconsin limited liability company with principal offices at 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109.  ZCM is an investment management firm that serves a wide range of clients including institutions, municipality, pension plans, foundations, endowments, senior living organizations, hospitals and high net worth individuals.  ZCM is a wholly-owned subsidiary of Stifel Financial Corp.  As of December 31, 2017, ZCM held investment management authority with respect to approximately $11.5 billion in assets.
Wiley D. Angell and Sean C. Hughes, CFA have served as the Covered Call Strategy Fund’s portfolio managers since inception of the Covered Call Strategy Fund in 2016.  Mr. Angell, Senior Portfolio Manager of ZCM, joined ZCM in May 2015.  Prior to that, Mr. Angell served as the President and Chief

Investment Officer of Fiduciary Asset Management LLC (“FAMCO”) since 2008.  Mr. Hughes, Senior Portfolio Manager of ZCM, joined ZCM in May 2015.  Prior to that, Mr. Hughes was a Vice President and Portfolio Manager with FAMCO since 2013.  Mr. Hughes joined FAMCO in 2005 as a research analyst.  Each of these investment professionals also manages other First Investors Funds.
Other Information.
Except for the Government Cash Management Fund, the Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in a Fund.
The Funds have received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers that are not affiliated with the Funds or FIMCO without approval of the Funds’ shareholders but subject to the approval of the Funds’ Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.
The Adviser and each subadviser to the Funds is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
The following is information about the indices that are used by the Funds in the Average Annual Total Returns tables which are located in “The Funds Summary Section” of this prospectus, as benchmarks for their performance.  The indices are unmanaged and not available for direct investment.
■ The Citigroup U.S. Government/Mortgage Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index.  The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and -15 year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.
■ The BofA Merrill Lynch U.S. Corporate Master Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million.
■ The BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s Investment Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings, but caps issuer exposure at 2%.
■ The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries.
■ The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
■ The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.  The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market).
■ The MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada.  The Indices consist of 22 developed market country indices.  The MSCI EAFE Index (Gross) is calculated on a total-return basis with maximum possible dividend reinvestment (before taxes).  The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes).
■ The S&P Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure the performance of the mid-range sector of the U.S. stock market.
■ The Dow Jones U.S. Select REIT Index is a subset of the Dow Jones U.S. Select Real Estate Securities Index and it tracks the performance of publically traded REITs and REIT-like securities.
■ The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury quasi-government, corporate and residential mortgage pass-through securities.
■ The BofA Merrill Lynch 1-5 Year U.S. Broad Market Index is a subset of the BofA Merrill Lynch U.S. Broad Market Index, which tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities.  The BofA Merrill Lynch 1-5 Year U.S. Broad Market Index includes all securities with a remaining term to final maturity or an average life less than 5 years.
■ The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
■ The Russell 2000 Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
■ The Cboe S&P 500 BuyWrite Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

Prior Performance of Similar Accounts Managed By ZCM
The performance shown below consists of ZCM’s Covered Call Composite (“Composite”), which is a composite of accounts managed by ZCM and Fiduciary Asset Management Company (“FAMCO”), that have investment objectives, policies and strategies substantially similar to those of the Covered Call Strategy Fund.  ZCM acquired all the assets of FAMCO in May 2015.  The inception date of the Composite is January 1, 1997.  The performance of the Composite prior to June 1, 2015 reflects the performance during the period when FAMCO was the named investment adviser of the Composite accounts.  The bar chart of the Composite shows the total annual returns from year to year over the past ten calendar years.  The Composite includes all fully discretionary, fee-paying, actively managed Covered Call accounts that have investment objectives, policies and strategies substantially similar to those of the Covered Call Strategy Fund.  The performance information for the Composite has been provided by ZCM and relates to the historical performance of all accounts substantially similarly managed by ZCM and, prior to June 1, 2015, FAMCO, as measured against a broad-based index and also against an index that reflects a buy-write strategy using S&P 500 Index call options.
The performance of the Composite does not represent the historical performance of the Covered Call Strategy Fund and should not be considered indicative of future performance of the Covered Call Strategy Fund.  Composite accounts are valued daily on a trade date basis and include dividends and interest as well as all realized and unrealized capital gains and losses.  Return calculations at the portfolio level are time-weighted to account for periodic contributions and withdrawals.  The time-weighted rate of return is a measure of the compound rate of growth in a portfolio.  Performance results are calculated on a before tax, total return basis and performance would have been lower if taxes were included.  The Composite returns consist of size-weighted portfolio returns using beginning of period values to weight the portfolio returns.  The net of fee returns reflect the deduction of all fees and expenses incurred by a Composite account and, with respect to the accounts that are not registered investment companies, the highest investment management fees charged within the Composite accounts applied on a quarterly basis.  The Covered Call Strategy Fund’s expenses are higher than the expenses used to calculate the performance of the Composite accounts.  Therefore, if the Composite had included the Covered Call Strategy Fund’s expenses, the performance of the Composite would have been lower.  Certain restrictions imposed by law on registered investment companies such as the Covered Call Strategy Fund, including the diversification requirements imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, are not applicable to certain of the accounts included in the Composite and may have adversely affected the performance of the Composite had they been applicable.
The performance of the Composite shown below is based on calculations that are different than the standardized method of calculations required by the SEC that are used to calculate the Covered Call Strategy Fund’s performance.  If the SEC’s standardized methodology had been used to calculate the performance of the Composite, performance would have been lower.

ZCM’s Historical Performance of Composite (Net of Fees)
Calendar Year Returns Years Ended December 31

During the periods shown, the highest quarterly return was 12.00% (for the quarter ended December 31, 2011) and the lowest quarterly return was -18.04% (for the quarter ended December 31, 2008).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years	Since Inception
Composite (net of fees before taxes)	11.45%	7.66%	3.96%	6.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.49%	8.31%
Cboe S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	8.78%	4.89%	7.11%

SHAREHOLDER INFORMATION
How and when do the Funds price their shares?
The share price (which is called “net asset value” or “NAV”) per share for each Fund normally is calculated as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is scheduled to be open (“Business Day”).  Shares of each Fund normally will not be priced on the days on which the NYSE is scheduled to be closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price normally will be determined as of the time of the closing.  To calculate the NAV per share, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.  Each Fund, except for the Government Cash Management Fund, generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the time as of which the NAV is calculated (collectively, “current market values”).
If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the NAV is calculated, the investments may be valued at fair value prices as determined by the investment adviser of the Funds under procedures that have been approved by the Board of Trustees of the Funds.  The Funds may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the time as of which the NAV is calculated, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the time as of which the NAV is calculated, including issuer-specific news; general market movements; sector movements; or movements of similar securities.
Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.
In the event that a security, domestic or foreign, is priced using fair value pricing, a Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.

Finally, the use of fair value pricing for one or more securities held by a Fund could cause a Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.
Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by the Funds that trade in markets outside the United States may fluctuate on days that Funds are not open for business and may result in a Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.
The Government Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 NAV per share.  The NAV per share of the Government Cash Management Fund could nevertheless decline below $1.00 per share.
How do I buy and sell shares?
You cannot invest directly in the Funds.  Investments in each of the Funds may only be made through a purchase of a variable annuity contract (“contract”) or variable life insurance policy (“policy").  The Funds offer their shares, without a sales charge, only for purchase by insurance companies for allocation to their separate accounts (the “Separate Accounts”).  Shares of each Fund are purchased by a Separate Account at the Fund’s NAV per share next computed after the Funds receive the order from a participating insurance company upon receipt of the premium payment.  Each Fund continuously offers its shares at a price equal to the Fund’s NAV per share.  Initial and subsequent payments allocated to the Funds are subject to the limits applicable to an insurance company’s variable annuity contracts and life insurance policies.
Insurance companies redeem shares of the Funds to make benefits and surrender payments under the terms of the variable annuity contracts and life insurance policies.  Redemptions are processed on each Business Day and are effected at each Fund’s NAV per share next computed after the Funds receive the order from a participating insurance company upon receipt of a surrender request in acceptable form and in good order.  Payment for redeemed shares will generally be made within two business days, but in no event later than seven days after the Fund’s receipt of a redemption request that is in good order.  The Funds may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days, except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for a Fund to dispose of or value securities it owns or as permitted by the SEC.  Generally, the Funds expect to meet redemption requests through their holdings of cash (or cash equivalents) or by selling portfolio securities.  The Funds may also consider using interfund lending to meet redemption requests.  The Funds may be more likely to use these other methods to meet large redemption requests or during periods of market stress.  For additional information about interfund lending, please refer to the Funds’ SAI.  The Government Cash Management Fund may also suspend redemptions to facilitate orderly liquidation of the Fund as permitted by applicable law.
The Fund or Funds that are available to you depend upon which contract or policy you have purchased.  For additional information about how to buy or sell a contract and/or policy and the Funds that are available for the contract or policy you own or are considering, please refer to the prospectus used in connection with the issuance of the contract or policy.

Do the Funds pay compensation to intermediaries?
FIMCO and/or its affiliates (collectively, “FIMCO”) may make payments for marketing and promotional services by insurance companies or their affiliates or other financial intermediaries that offer the Funds as underlying investment options for their variable annuity contracts or life insurance policies.  In addition, FIMCO and the Funds may make payments to these insurance companies and their affiliates and other financial intermediaries for administrative, shareholder and related services.  Payments that may be made by FIMCO are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services, the expected level of assets or sales of shares, and other factors.  Revenue sharing payments are paid by FIMCO from its own resources.  Because revenue sharing payments are paid by FIMCO, and not the Funds, the amount of any revenue sharing payments is determined by FIMCO.
Payments may be based on current or past sales of shares of the Funds through the variable annuity contracts and life insurance policies offering the Funds as an investment option, current or historical Fund assets, or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an insurance company or its affiliates to recommend a particular variable annuity contract or life insurance policy for which the Funds are an underlying investment option, rather than recommend another investment option offered under a particular contract or policy.  You may contact your insurance provider for details about revenue sharing payments it may pay or receive.
Can I exchange my shares for the shares of other Funds?
An exchange involves the redemption of shares of a Fund and the purchase of shares of another mutual fund that is an investment option under your variable annuity contract or life insurance policy.  Please consult the prospectus for your variable annuity contract or life insurance policy for more information regarding exchange privileges.
What are the Funds’ policies on frequent trading in the shares of the Funds?
With the exception of the Government Cash Management Fund, each Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Funds, other than the Government Cash Management Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.
It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.
It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.  The Funds also reserve the right to reject exchanges that in the Funds’ view are excessive, even if the activity does not constitute market timing.
Exchange privileges among underlying investment options are governed by the terms of a variable annuity contract or life insurance policy.  A variable annuity contract or life insurance policy may or may not limit the number of exchanges among the available underlying investment options that a contract or policy owner may make.  The terms of these contracts and policies, the presence of insurance companies as intermediaries between the Funds and a contract or policy owner, the utilization of Separate Accounts by insurance companies and other factors, such as state insurance laws, may limit the Funds’ ability to detect and deter market timing.
If the Funds reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.
FIMCO expects all insurance companies that offer the Funds as an investment option under their variable contracts and/or policies to make reasonable efforts to identify and restrict the frequent trading activities of variable contract and/or policy owners indirectly investing in the Funds.  FIMCO will seek full cooperation from an insurance company offering the Funds as investment options under its variable contracts or policies to identify any underlying contract or policy owner suspected of market timing.
In certain circumstances, the Funds may rely upon the policy of an insurance company to deter frequent or excessive trading if FIMCO believes that the policy of such insurance company is reasonably designed to detect and deter transactions that are not in the Funds’ best interest.  An insurance company's policy relating to frequent or excessive trading may be more or less restrictive than the Funds' policies, may permit certain transactions not permitted by the Funds' policies, or prohibit transactions not subject to the Funds' policies.  FIMCO may accept undertakings from an insurance company to enforce frequent or excessive trading policies on behalf of the Funds provided they offer a substantially similar level of protection for the Funds against such transactions.
There is no assurance that the Funds’ or an insurance company’s policies and procedures will be effective in limiting frequent and excessive trading in all cases.  For example, FIMCO may not be able to effectively monitor, detect or limit frequent or excessive trading by underlying contract or policy owners that occurs through insurance company separate accounts.  If FIMCO has reason to suspect that frequent or excessive trading is occurring at the Separate Account level, FIMCO will contact the insurance company to request underlying contract holder activity.  If frequent or excessive trading is identified, FIMCO will take appropriate action.
In the case of all the Funds, to the extent that the policies of the Funds or an insurance company are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may: (a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.
In the case of the Funds that invest in high yield bonds and or floating rate loans, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds and floating rate loans generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.
In the case of the Funds that invest in stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.
In the case of the Funds that invest in foreign securities, the risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the time as of which the NAV is calculated.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.
The Funds’ policies on frequent trading are separate from any insurance company’s policies and procedures applicable to variable annuity contract or life insurance policy owner transactions.  The variable annuity contract or life insurance policy prospectus may contain a description of the insurance company’s policies and procedures with respect to excessive or frequent trading.  You may wish to contact the insurance company to determine the policies applicable to your account.
What about dividends and other distributions?
The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions paid by the Funds.  As described in the applicable Separate Account prospectus, all dividends and other distributions are reinvested by the Separate Account in additional shares of the distributing Fund unless we are informed by the applicable insurance company that they should be paid out in cash.
Except for the Government Cash Management Fund, to the extent that a Fund has net investment income it will declare and pay, on an annual basis, dividends from net investment income.  To the extent that the Government Cash Management Fund has net investment income, it will declare daily and pay monthly dividends from net investment income.  Each Fund will distribute any net realized capital gains on an annual basis, usually after the end of its taxable year.  The Government Cash Management Fund does not expect to realize any long-term capital gains.
What about taxes?
Each Fund currently sells its shares only to participating insurance companies for allocation to their separate accounts.  Accordingly, you generally will not be subject to federal income tax as the result of purchases or redemptions or exchanges of Fund shares by a Separate Account, or Fund dividend or other distributions it receives.  However, there may be tax consequences associated with investing in contract or policy for which the Funds are investment options.  Please see the applicable prospectus provided in connection with the issuance of the contract or policy.
Additional Information
The First Investors Life Series Funds (the “Trust”) enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, sub-adviser(s) (if applicable), custodian and transfer agent who provide services to the Funds.

Contractowners and policy holders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any contractowner or policy holder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Funds that you should consider in making allocation decisions. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any First Investors Fund and any investor, or to give rise to any rights in any contractowner or policy holder or other person other than any rights under federal or state law that may not be waived.  Nothing contained in this Prospectus or SAI is intended to provide investment advice and should not be construed as investment advice.
Residents of Texas who own shares of a Fund have the option of providing the name and mailing or e-mail address of a person designated by them to receive any notice required under Texas law regarding Fund shares valued at more than $250 that are presumed to be abandoned. The Designation of Representative for Notice Request Form can be found on the Texas Comptroller’s website. Contact your Representative or financial intermediary for additional information or assistance.
Cybersecurity issues may impact a Fund, its service providers, and shareholders' ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Funds’ SAI includes more information regarding cybersecurity issues.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated.  The following tables set forth the per share data for each fiscal year ended December 31.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Statement of Additional Information, which is available for free upon request and on our website at www.foresters.com.
The financial statements included in the Funds’ annual report are incorporated herein by reference.

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Balanced Income
2015*	$10.00	__[b]	$(.17)	$(.17)	$__	$__	$__
2016	9.83	.13[b]	.53	.66	__	__	__
2017	10.49	.22[b]	.77	.99	.12	.12	.24
Covered Call Strategy
2016**	$10.00	$.07[b]	$.46	$.53	__	__	__
2017	10.53	.14[b]	1.02	1.16	.04	__	.04

*	For the period November 2, 2015 (commencement of operations) to December 31, 2015.
**	For the period May 2, 2016 (commencement of operations) to December 31, 2016.
†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.
c	Annualized.
d	Not Annualized.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Loss (%)	Before Expenses Waived or Assumed
					Expenses[a] (%)	Net Investment Loss (%)
Balanced Income
$9.83	(1.70)[d]	$5	3.10[c]	(.70)[c]	3.25[c]	(.85)[c]	26[d]
10.49	6.71	9	1.51	1.31	1.66	1.16	101
11.24	9.57	7	1.00	2.05	1.15	1.90	79
Covered Call Strategy
$10.53	5.30[d]	$10	1.73[c]	.97[c]	N/A	N/A	96[d]
11.65	11.07	11	1.06	1.26	N/A	N/A	143

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Equity Income
2013	$16.36	$.36	$4.55	$4.91	$.38	$__	$.38
2014	20.89	.35	1.28	1.63	.36	.87	1.23
2015	21.29	.40[b]	(.58)	(.18)	.35	.75	1.10
2016	20.01	.42[b]	2.03	2.45	.40	.70	1.10
2017	21.36	.40[b]	2.81	3.21	.42	.51	.93
Fund For Income
2013	$6.81	$.36	$.09	$.45	$.42	__	$.42
2014	6.84	.34	(.28)	.06	.37	__	.37
2015	6.53	.30[b]	(.40)	(.10)	.36	__	.36
2016	6.07	.30[b]	.34	.64	.35	__	.35
2017	6.36	.30[b]	.12	.42	.33	__	.33

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Income (%)	Before Expenses Waived or Assumed
					Expenses[a] (%)	Net Investment (Loss)(%)
Equity Income
$20.89	30.53	$99.82	1.97	N/A	N/A	31
21.29	8.26	110.81	1.76	N/A	N/A	25
20.01	(1.03)	107.81	1.97	N/A	N/A	24
21.36	13.28	117.81	2.09	N/A	N/A	20
23.64	15.52	130.80	1.81	N/A	N/A	18
Fund For Income
$6.84	6.88	$95.88	5.37	N/A	N/A	56
6.53	.79	99.85	4.88	N/A	N/A	41
6.07	(1.85)	95.86	4.86	N/A	N/A	45
6.36	11.12	101.89	4.85	N/A	N/A	56
6.45	6.82	106.89	4.70	N/A	N/A	66

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Government
2013	$10.42	$.18	$(.43)	$(.25)	$.27	__	$.27
2014	9.90	.18	.13	.31	.26	__	.26
2015	9.95	.16[b]	(.15)	.01	.23	__	.23
2016	9.73	.14[b]	(.09)	.05	.21	__	.21
2017	9.57	.15[b]	(.01)	.14	.18	__	.18
Government Cash Management
2013	$1.00	__	__	__	$__	__	$__
2014	1.00	__	__	__	__	__	__
2015	1.00	__[b]	__	__	__	__	__
2016	1.00	__[b]	__	__	__	__	__
2017	1.00	__[b]	__	__	.00[d]	__	.00[d]

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.
c
For each of the periods shown, FIMCO voluntarily waived advisory fees to limit the Fund's overall expense ratio to .60% and for the years 2013 to 2016 FIMCO assumed other expenses to prevent a negative yield on the Fund’s shares.

d	Due to rounding the amount is less than .005 per share.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Income (%)	Before Expenses
Waived or Assumed
					Expenses[a] (%)	Net Investment (Loss)(%)
Government
$9.90	(2.47)	$30.76		1.76	.91	1.61	118
9.95	3.14	31.74		1.82	.89	1.67	103
9.73	.04	30.75		1.62	.90	1.47	87
9.57	.48	29.75		1.38	.90	1.23	95
9.53	1.53	28.75		1.58	.90	1.43	42
Government Cash Management
$1.00	.00	$11	.10[c]	.00	.99	(.89)	N/A
1.00	.00	10	.08[c]	.00	.99	(.91)	N/A
1.00	.00	14	.13[c]	.00	1.09	(.96)	N/A
1.00	.00	10	.38[c]	.00	1.15	(.78)	N/A
1.00	.26	9	.60[c]	.25	1.19	(.34)	N/A

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Growth & Income
2013	$33.08	$.53	$11.89	$12.42	$.61	$__	$.61
2014	44.89	.54	2.82	3.36	.53	.29	.82
2015	47.43	.60[b]	(1.87)	(1.27)	.55	2.50	3.05
2016	43.11	.69[b]	3.08	3.77	.61	2.09	2.70
2017	44.18	.66[b]	7.09	7.75	.71	1.77	2.48
International
2013	$19.57	$.24	$1.08	$1.32	$.27	__	$.27
2014	20.62	.23	.26	.49	.23	__	.23
2015	20.88	.26[b]	.47	.73	.23	__	.23
2016	21.38	.27[b]	(1.17)	(.90)	.26	__	.26
2017	20.22	.22[b]	6.38	6.60	.25	__	.25

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Income (%)	Before Expenses
Waived or Assumed
					Expenses[a] (%)	Net Investment Income (%)
Growth & Income
$44.89	38.06	$474.79	1.34	N/A	N/A	23
47.43	7.65	493.78	1.18	N/A	N/A	21
43.11	(3.12)	457.78	1.33	N/A	N/A	23
44.18	9.88	475.79	1.67	N/A	N/A	21
49.45	18.28	532.78	1.45	N/A	N/A	17
International
$20.62	6.77	$128.92	1.21	N/A	N/A	35
20.88	2.39	131.92	1.10	N/A	N/A	28
21.38	3.49	134.87	1.22	N/A	N/A	27
20.22	(4.20)	124.87	1.28	N/A	N/A	37
26.57	32.96	160.84	.90	N/A	N/A	29

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Investment Grade
2013	$11.57	$.42	$(.51)	$(.09)	$.45	__	$.45
2014	11.03	.42	.21	.63	.46	__	.46
2015	11.20	.34[b]	(.37)	(.03)	.47	__	.47
2016	10.70	.33[b]	.15	.48	.45	__	.45
2017	10.73	.31[b]	.18	.49	.42	__	.42
Limited Duration Bond
2014*	$10.00	$(.13)	$(.13)	$(.26)	$__	__	$__
2015	9.74	.01[b]	(.06)	(.05)	__	__	__
2016	9.69	(.03)[b]	.09	.06	.09	__	.09
2017	9.66	.10[b]	.02	.12	.17	__	.17

*	For the period July 1, 2014 (commencement of operations) to December 31, 2014.
†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.
c	Annualized.
d	Not annualized.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Income (Loss) (%)	Before Expenses Waived or Assumed
					Expenses[a] (%)	Net Investment Income (Loss)(%)
Investment Grade
$11.03	(.80)	$59.70		3.49	.85	3.34	39
11.20	5.86	63.69		2.78	.84	2.63	45
10.70	(.35)	62.68		3.12	.83	2.97	37
10.73	4.65	64.68		3.02	.83	2.87	40
10.80	4.72	66.68		2.93	.83	2.78	60
Limited Duration Bond
$9.74	(2.60)[d]	$3	5.82[c]	(4.25)[c]	5.97[c]	(4.40)[c]	11[d]
9.69	(.51)	6	1.44	.11	1.59	(.04)	94
9.66	.64	8	1.06	(.34)	1.21	(.49)	78
9.61	1.26	7	1.01	1.09	1.16	.94	82

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Opportunity
2013	$10.06	$(.04)	$4.06	$4.02	$__	$__	$__
2014	14.08	.03	.78	.81	__	.01	.01
2015	14.88	.08[b]	(.20)	(.12)	.03	__	.03
2016	14.73	.12[b]	1.09	1.21	.07	__	.07
2017	15.87	.10[b]	2.90	3.00	.11	__	.11
Real Estate Fund
2015*	$10.00	$.09[b]	$.06	$.15	$__	$__	$__
2016	10.15	.18[b]	.48	.66	.07	.06	.13
2017	10.68	.33[b]	(.19)	.14	.15	.23	.38

*	For the period May 1, 2015 (commencement of operations) to December 31, 2015.
†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.
c	Annualized.
d	Not Annualized.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Income (%)	Before Expenses Waived or Assumed
					Expenses[a] (%)	Net Investment Income (%)
Opportunity
$14.08	39.96	$14	2.28	(.79)	N/A	N/A	32
14.88	5.73	27	1.01	.31	N/A	N/A	31
14.73	(.81)	40.89		.53	N/A	N/A	45
15.87	8.26	53.87		.83	N/A	N/A	31
18.76	19.00	70.84		.59	N/A	N/A	30
Real Estate Fund
$10.15	1.50[d]	$5	2.27[c]	1.40[c]	N/A	N/A	17[d]
10.68	6.57	8	1.34	1.72	N/A	N/A	39
10.44	1.27	7	1.11	3.18	N/A	N/A	43

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Select Growth
2013	$9.58	$.04	$3.12	$3.16	$.05	$__	$.05
2014	12.69	.05	1.66	1.71	.05	.01	.06
2015	14.34	.09[b]	.38	.47	.05	.78	.83
2016	13.98	.08[b]	.36	.44	.09	.96	1.05
2017	13.37	.06[b]	3.97	4.03	.08	1.45	1.53
Special Situations
2013	$31.57	$.19	$9.11	$9.30	$.34	$1.56	$1.90
2014	38.97	.22	1.82	2.04	.18	6.61	6.79
2015	34.22	.18[b]	(.27)	(.09)	.22	1.51	1.73
2016	32.40	.33[b]	4.28	4.61	.18	2.19	2.37
2017	34.64	.15[b]	6.06	6.21	.33	.44	.77

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average Net Assets††		Ratio to Average Net Assets		Portfolio Turnover Rate (%)
			Expenses Before Fee Credits[a] (%)	Net Investment Income (Loss)(%)	Before Expenses Waived or Assumed
					Expenses[a] (%)	Net Investment Income (%)
Select Growth
$12.69	33.15	$35.85	.43	N/A	N/A	64
14.34	13.53	44.83	.43	N/A	N/A	37
13.98	3.21	48.83	.65	N/A	N/A	43
13.37	4.04	52.83	.61	N/A	N/A	64
15.87	32.80	70.81	.40	N/A	N/A	52
Special Situations
$38.97	30.88	$201.82	.53	N/A	N/A	108
34.22	6.30	209.80	.66	N/A	N/A	41
32.40	(.52)	202.80	.52	N/A	N/A	46
34.64	16.10	224.81	1.06	N/A	N/A	31
40.08	18.26	256.80	.40	N/A	N/A	38

FIRST INVESTORS LIFE SERIES FUNDS

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations			Less Distributions from
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions
Total Return
2013	$9.93	$__	$1.69	$1.69	$__	__	$__
2014	11.62	.09	.60	.69	.01	__	.01
2015	12.30	.15[b]	(.34)	(.19)	.13	__	.13
2016	11.98	.18[b]	.59	.77	.17	__	.17
2017	12.58	.18[b]	1.28	1.46	.21	__	.21

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
††	Net of expenses waived or assumed by the Adviser.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b	Based on average shares during the period.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return† (%)	Net Assets at End of Year (in Millions)	Ratio to Average		Ratio to Average		Portfolio Turnover Rate (%)
			Net Assets††		Net Assets
			Expenses Before Fee Credits[a] (%)	Net Investment Income (Loss) (%)	Before Expenses
Waived or Assumed
					Expenses[a] (%)	Net Investment Income (%)
Total Return
$11.62	17.02	$13	1.93	.16	N/A	N/A	14
12.30	5.97	29.96		.96	N/A	N/A	53
11.98	(1.61)	37.89		1.20	N/A	N/A	39
12.58	6.62	40.89		1.45	N/A	N/A	67
13.83	11.75	48.86		1.39	N/A	N/A	48

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LIFE SERIES FUNDS

Balanced Income
Covered Call Strategy
Equity Income
Fund For Income
Government
Government Cash  Management
Growth & Income
International
Investment Grade
Limited Duration Bond
Opportunity
Real Estate
Select Growth
Special Situations
Total Return

For more information about the Funds, the following documents are available for free upon request:

Annual/Semi-Annual Reports (Reports):

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  These Reports include the portfolio holdings of each Fund.  In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period. The financial statements included in the Funds' annual report are incorporated by reference into this prospectus.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and the SAI or to obtain other information, you may visit our website at: www.foresters.com or contact the Funds at:

Foresters Investor Services, Inc.
Raritan Plaza I
Edison, NJ  08837-3620
Telephone:  1 (800) 423-4026

You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1 (202) 551-8090.  Electronic versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-04325)

FIRST INVESTORS LIFE SERIES FUNDS
Statement of Additional Information
Dated May 1, 2018

TICKER SYMBOLS
BALANCED INCOME FUND	- -
COVERED CALL STRATEGY FUND	- -
EQUITY INCOME FUND	- -
FUND FOR INCOME	- -
GOVERNMENT FUND	- -
GOVERNMENT CASH MANAGEMENT FUND	- -
GROWTH & INCOME FUND	- -
INTERNATIONAL FUND	- -
INVESTMENT GRADE FUND	- -
LIMITED DURATION BOND FUND	- -
OPPORTUNITY FUND	- -
REAL ESTATE FUND	- -
SELECT GROWTH FUND	- -
SPECIAL SITUATIONS FUND	- -
TOTAL RETURN FUND	- -

40 Wall Street
New York, New York 10005
This is a Statement of Additional Information (including the appendices hereto, the “SAI”) for the Balanced Income Fund, Covered Call Strategy Fund, Equity Income Fund, Fund For Income, Government Fund, Government Cash Management Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration Bond Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund, and Total Return Fund, each of which is a series of First Investors Life Series Funds (the “Trust”).  Each series is referred to herein as a “Fund,” or collectively the “Funds.”  Investments in the Funds may be made only through purchases of life insurance policies (“Policies”) and/or annuity contracts (“Contracts”) offered by insurance companies.  Premiums for the Policies and purchase payments for the Contracts, net of certain expenses, are paid into separate accounts that are established by the insurance companies that issue such Policies and Contracts.  The assets of the separate accounts are then invested in the Funds in accordance with the instructions of the purchasers of the Policies or Contracts.
This SAI is not a prospectus and it should be read in conjunction with the Funds’ prospectus dated May 1, 2018.  The financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders are incorporated by reference.  The Funds’ prospectus, SAI and reports may be obtained free of charge by contacting the Funds at the address noted above or by calling 1 (800) 423-4026 or by visiting our website at www.foresters.com.  For more information about a Contract or Policy that you purchased, please refer to that Contract or Policy prospectus.
This SAI is divided into two parts – Part I and Part II.  Part I contains information that is particular to each Fund that is described in this SAI, while Part II contains information that generally applies to each of the Funds in the First Investors Family of Funds, except as otherwise indicated.

Statement of Additional Information
Dated May 1, 2018
PART I – TABLE OF CONTENTS
Part I contains information that is particular to each Fund that is described in this SAI.
History and Classification of The Funds	1
Non-Diversified Status	1
Investment Strategies, Policies and Risks	2
Portfolio Turnover	2
Management of the Funds	2
Investment Advisory Services and Fees	6
Portfolio Managers	11
Allocation of Portfolio Brokerage	19
Tax Information	22
Beneficial Ownership Information	22
Voting Rights	22
Financial Statements	22
Appendix A: Investment Strategies Used by the First Investors Life Series Funds	A-1
Appendix B: Investment Policies of the First Investors Life Series Funds	B-1

PART II – TABLE OF CONTENTS
DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS		1
I.	Debt Securities	1
II.	Equity Securities	10
III.	Foreign Securities Exposure	12
IV.	Restricted and Illiquid Securities	15
V.	When‑Issued Securities	15
VI.	Standby Commitments	15
VII.	Derivatives	16
VIII.	Short Sales	28
IX.	Repurchase Agreements	28
X.	Temporary Borrowing	28
XI.	Temporary Defensive Investments	29
XII.	Cybersecurity Risk	29
PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES		30
PORTFOLIO TURNOVER		32
MANAGEMENT OF THE FUNDS		32
RESPONSIBILITIES OF THE BOARD OF THE FUNDS		36
FINANCIAL INTERMEDIARY COMPENSATION		38
DETERMINATION OF NET ASSET VALUE		38
ALLOCATION OF PORTFOLIO BROKERAGE		40
CREDIT RATINGS INFORMATION		42
GENERAL INFORMATION		48
APPENDIX A		A-1
APPENDIX B		B-1
APPENDIX C		C-1
APPENDIX D		D-1
APPENDIX E		E-1
APPENDIX F		F-1

Statement of Additional Information Part I
Dated May 1, 2018
HISTORY AND CLASSIFICATION OF THE FUNDS
The Trust is an open-end management investment company commonly referred to as a mutual fund.  It was organized as a Delaware statutory trust on August 17, 2005.  The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value.  The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust.  Each Fund issues its shares in consideration for cash.  Each Fund, other than the Real Estate Fund, is diversified.  Shares of the Funds will only be issued against full payment.  Prior to June 27, 2006, the International Fund was known as the International Securities Fund; prior to October 18, 2006, the Growth & Income Fund was known as the Growth Fund; and prior to July 26, 2007, the Select Growth Fund was known as the Focused Equity Fund.  On November 16, 2007, the Special Bond Fund reorganized into the High Yield Fund and on December 9, 2011, the Blue Chip Fund reorganized into the Growth & Income Fund.  On September 4, 2012, the Value Fund was renamed the Equity Income Fund.  On December 17, 2012, the Discovery Fund and High Yield Fund were renamed the Special Situations Fund and Fund For Income, respectively.
On April 28, 2006, each Fund, except for the Balanced Income Fund, Covered Call Strategy Fund, Limited Duration Bond Fund, Opportunity Fund, Real Estate Fund and Total Return Fund, acquired all of the assets of a predecessor fund through a reorganization.  Since each Fund’s objective(s) and policies are similar in all material aspects to those of the predecessor fund, and since each Fund has the same investment adviser, each applicable Fund has adopted the performance and financial history of the predecessor fund.  Consequently, certain information included in the Funds’ prospectus and in this SAI, that is as of a date prior to April 28, 2006, represents information of the predecessor fund.  Prior to October 3, 2016, the Government Cash Management Fund was known as the Cash Management Fund and the Fund invested in certain securities that are no longer permissible for government money market funds under Rule 2a-7. Prior to January 31, 2018, the Limited Duration Bond Fund was known as the Limited Duration High Quality Bond Fund.
The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of a Fund’s outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Board of Trustees (“Board” or “Trustees”) or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.
NON-DIVERSIFIED STATUS
The Real Estate Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Real Estate Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  An investment in the Real Estate Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.
Although the Real Estate Fund is non-diversified under the 1940 Act, it is subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, that apply to the Real Estate Fund as a regulated investment company (“RIC”). Specifically, at least 50% of the value of the Fund’s total assets must consist of cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities. With respect to the remaining 50% of the value of its total assets, the Real Estate Fund is limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that the Real Estate Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships”. These limits apply only as of the end of each quarter of the Real Estate Fund’s taxable (fiscal) year and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by other RICs.

INVESTMENT STRATEGIES, POLICIES AND RISKS
Each Fund’s objective(s), principal investment strategies, and principal risks are described in the prospectus of the Fund.  A summary of each of the principal and other investment strategies that are or may be used by each Fund is set forth in Appendix A to Part I of this SAI.  Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies.  These policies are set forth in Appendix B to Part I of this SAI.  Appendix A and Appendix B are each part of this SAI.  Part II of this SAI provides more detailed descriptions of the principal and other investment strategies that may be used by the Funds and the related risks, including strategies that are not considered principal and therefore are not described in the prospectus.
PORTFOLIO TURNOVER
The following table reflects the portfolio turnover rate with respect to each Fund for the fiscal years ended December 31, 2016 and 2017.  Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.
Portfolio Turnover Rates
Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Balanced Income Fund	101%	79%
Covered Call Strategy Fund	96%[1]	143%
Equity Income Fund	20%	18%
Fund For Income	56%	66%
Government Fund	95%	42%
Growth & Income Fund	21%	17%
International Fund	37%	29%
Investment Grade Fund	40%	60%
Limited Duration Bond Fund	78%	82%
Opportunity Fund	31%	30%
Real Estate Fund	39%	43%
Select Growth Fund	64%	52%
Special Situations Fund	31%	38%
Total Return Fund	67%	48%
1. For the period since the Fund’s commencement on May 2, 2016 to December 31, 2016.

MANAGEMENT OF THE FUNDS
The First Investors Family of Funds share one common investment adviser, Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees.  Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board and the Code of Ethics that has been adopted by the Board.
Set forth below is information about the Trustees and certain Officers of the Funds.  The information concerning each Trustee’s and Officer’s positions with the Funds and length of service includes positions and length of service with the predecessors of the Funds that were reorganized with and into the Funds on April 28, 2006.  Thus, for example, if a Trustee was a Trustee or Director of the predecessor fund since January 1, 2006, the information below will state “Trustee since 1/1/2006.”  The address of each Trustee and Officer listed below is c/o Foresters Financial Legal Department, 40 Wall Street, New York, NY 10005.

Trustees and Officers
INDEPENDENT TRUSTEES
Name and Year of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During the Past 5 Years
Susan E. Artmann 1954	Trustee since 11/1/2012	Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013).	51	None
Mary J. Barneby 1952	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012.	51	None
Charles R. Barton, III 1965	Trustee since 1/1/2006	Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.	51	None
Arthur M. Scutro, Jr. 1941	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.	51	None
Mark R. Ward 1952	Trustee since 1/1/2010	Self employed, Consultant since 2008.	51	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 51 series.

OFFICERS WHO ARE NOT TRUSTEES
Name and Year of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
E. Blake Moore Jr. 1958	President since February 2018
President, Foresters Investment Management Company, Inc. (“FIMCO”) since 2018; President, North American Asset Management at Foresters Financial since 2018; Managing Director at UBS Asset Management from 2015-2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011-2014.

Joseph I. Benedek 1957	Treasurer since 1988	Treasurer and Principal Accounting Officer of FIMCO.
Mary Carty 1950	Secretary since 2010	General Counsel of FIMCO and various affiliated companies since December 2012 and Assistant Counsel of FIMCO (2010-2012).
Marc Milgram 1957	Chief Compliance Officer since 2010
Chief Compliance Officer of FIMCO since 2010; Investment Compliance Manager of FIMCO (2009-2010); First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); FFS, Vice President (2008-2009); and FIS, Vice President (2008-2009).

* Officers are appointed by the Board for one-year terms.

Trustee Ownership of First Investors Funds
As of December 31, 2017
INDEPENDENT TRUSTEES
Trustee	Funds Covered by this SAI	Dollar Range of Ownership of Funds covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds[1]
Susan E. Artmann	None	None	Over $100,000
Mary J. Barneby	None	None	Over $100,000
Charles R. Barton, III	None	None	Over $100,000
Arthur M. Scutro, Jr.	None	None	Over $100,000
Mark R. Ward	None	None	Over $100,000
1. As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 51 series.
As of April 12, 2018, the Trustees and Officers, as a group, owned less than 1% of the shares of each Fund.
Compensation of Trustees
The following table lists compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2017.
Trustee	Aggregate Compensation From Life Series Funds	Total Compensation From First Investors Family of Funds Paid to Trustees[1]
Susan E. Artmann	$15,805	$137,500
Mary J. Barneby	$15,805	$137,500
Charles R. Barton, III	$15,805	$137,500
Arthur M. Scutro, Jr.	$18,736	$163,000
Mark R. Ward	$16,667	$145,000
1. As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 51 series.
No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.

INVESTMENT ADVISORY SERVICES AND FEES
Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreement.  It also describes the Subadvisory Agreement of any Fund that has a subadviser.
Set forth below is the method for calculating the current advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid and fees waived for each Fund for the past three fiscal years.  The fee is accrued daily by each Fund, covered by this SAI, based on the Fund’s net assets.  The fees waived reflect fee schedules that were in effect during the relevant periods shown.  Information about subadvisory fees is also included for any Fund that has a subadviser.
Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee that is paid monthly according to the following schedule:
Average Daily Net Assets	Annual Rate
Up to $250 million	0.75%
In excess of $250 million up to $500 million	0.72%
In excess of $500 million up to $750 million	0.69%
In excess of $750 million up to $1.25 billion	0.66%
In excess of $1.25 billion up to $1.75 billion	0.64%
In excess of $1.75 billion up to $2.25 billion	0.62%
Over $2.25 billion	0.60%
The following tables reflect the advisory fees paid and advisory fees waived with respect to each Fund for the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017.
Fiscal Year Ended 12/31/15
Fund	Advisory Fees Paid	Advisory Fees Waived
Balanced Income Fund**	$4,878	$976
Covered Call Strategy Fund***	N/A	N/A
Equity Income Fund	$819,548	$0
Fund For Income	$744,065	$0
Government Fund	$226,964	$45,393
Government Cash Management Fund	$59,670	$59,670	*
Growth & Income Fund	$3,560,457	$0
International Fund	$1,008,680	$0
Investment Grade Fund	$472,165	$94,433
Limited Duration Bond Fund	$27,682	$5,537
Opportunity Fund	$260,870	$0
Real Estate Fund****	$20,210	$0
Select Growth Fund	$349,528	$0
Special Situations Fund	$1,599,172	$0
Total Return Fund	$244,104	$0
  * In addition, the Adviser reimbursed expenses in the amount of $16,612 for the Government Cash Management Fund.
  ** The Balanced Income Fund commenced operations on November 2, 2015.
  *** The Covered Call Strategy Fund commenced operations on May 2, 2016.
  **** The Real Estate Fund commenced operations on May 1, 2015.

Fiscal Year Ended 12/31/16
Fund	Advisory Fees Paid	Advisory Fees Waived
Balanced Income Fund	$50,847	$10,169
Covered Call Strategy Fund**	$34,493	$0
Equity Income Fund	$823,080	$0
Fund For Income	$737,168	$0
Government Fund	$225,367	$45,073
Government Cash Management Fund	$78,722	$78,722	*
Growth & Income Fund	$3,339,112	$0
International Fund	$980,911	$0
Investment Grade Fund	$478,961	$95,792
Limited Duration Bond Fund	$50,761	$10,134
Opportunity Fund	$337,207	$0
Real Estate Fund	$49,393	$0
Select Growth Fund	$370,939	$0
Special Situations Fund	$1,516,499	$0
Total Return Fund	$288,213	$0
* In addition, the Adviser reimbursed expenses in the amount of $2,781 for the Government Cash Management Fund. ** The Covered Call Strategy Fund commenced operations on May 2, 2016.

Fiscal Year Ended 12/31/17
Fund	Advisory Fees Paid	Advisory Fees Waived
Balanced Income Fund	$55,187	$11,037
Covered Call Strategy Fund	$79,319	$0
Equity Income Fund	$916,936	$0
Fund For Income	$784,807	$0
Government Fund	$217,125	$43,425
Government Cash Management Fund	$67,860	$53,548
Growth & Income Fund	$3,657,058	$0
International Fund	$1,098,148	$0
Investment Grade Fund	$489,623	$97,916
Limited Duration Bond Fund	$57,170	$11,434
Opportunity Fund	$460,604	$0
Real Estate Fund	$53,584	$0
Select Growth Fund	$456,453	$0
Special Situations Fund	$1,773,496	$0
Total Return Fund	$329,108	$0

For each Fund that is subadvised in whole or in part by a subadviser, the Adviser is responsible for paying the subadviser a fee, in accordance with a schedule that is described below, based on the amount of the Fund’s daily net assets that is managed by the subadviser.  The Fund assets not managed by a subadviser and cash that a subadviser does not invest are generally invested by the Adviser.  The Adviser may determine, in its discretion, not to invest the cash balance of any Fund depending on market or economic conditions.  For purposes of calculating the fee to be paid to a subadviser, the Fund assets and any daily cash balance that is invested by the Adviser are excluded from each of the Fund’s daily net assets.
Select Growth Fund
Pursuant to a Subadvisory Agreement with Smith Asset Management Group L.P. (“Smith”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Smith with respect to the Life Series Select Growth Fund, according to the following schedule:
1.
The daily net assets of the Life Series Select Growth Fund shall be aggregated with the net assets (if any) of the First Investors Select Growth Fund, a series of First Investors Equity Funds, that are being managed by Smith (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Smith for management, which is currently the cash balance).

2.	An aggregate fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
	a.	0.40% of the first $50 million;
	b.	0.30% of the next $200 million; and
	c.	0.25% on all balances over $250 million.

3.
The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of net assets of the Life Series Select Growth Fund to the sum of the net assets of both Funds that are being managed by Smith.

International Fund
Pursuant to a Subadvisory Agreement with Vontobel Asset Management, Inc. (“Vontobel”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Vontobel with respect to the Life Series International Fund, according to the following schedule:
1.
The daily net assets of the Life Series International Fund shall be aggregated with the net assets (if any) of the First Investors International Fund, a series of First Investors Equity Funds, that are being managed by Vontobel (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Vontobel for management, which is currently the cash balance).

2.	An aggregate fee shall then be computed on the sum as if the two series were combined using the following schedule:
	a.	0.50% of the first $100 million;
	b.	0.35% of the next $100 million;
	c.	0.30% of the next $800 million; and
	d.	0.25% on the balance over $1 billion.

3.
The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of net assets of the Life Series International Fund to the sum of the net assets of both Funds that are being managed by Vontobel.

Fund For Income
Pursuant to a Subadvisory Agreement with Muzinich & Co. Inc. (“Muzinich”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Muzinich with respect to the Life Series Fund For Income, according to the following schedule:
1.
The average daily net assets of the Life Series Fund For Income shall be aggregated with the average net assets (if any) of the First Investors Fund For Income, a series of First Investors Income Funds (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Muzinich for management, which is currently the cash balance).

2.	A blended fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
	a.	0.25% on the first $250 million;
	b.	0.225% on the next $250 million; and
	c.	0.20% on all balances over $500 million.

3.
The fee payable under the Subadvisory Agreement with respect to the Life Series Fund For Income shall then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Life Series Fund For Income to the sum of the average daily net assets of both Funds that are being managed by Muzinich.

Balanced Income Fund, Limited Duration Bond Fund, Investment Grade Fund and Total Return Fund
Pursuant to the Subadvisory Agreement with Muzinich, the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Muzinich with respect to the portion of the Life Series Balanced Income Fund, Life Series Limited Duration Bond Fund, Life Series Investment Grade Fund and Life Series Total Return Fund delegated to it according to the following schedule:
1.
The average daily net assets of the portion of the Funds delegated to Muzinich shall be aggregated with the average daily net assets (if any) of the portion delegated to Muzinich of the First Investors Balanced Income Fund, First Investors Investment Grade Fund, First Investors Limited Duration Bond Fund, and the First Investors Floating Rate Fund, each series of the First Investors Income Funds, and the First Investors Total Return Fund, a series of the First Investors Equity Funds (in the case of each Fund, excluding the portion of its assets that is not delegated by the Adviser to Muzinich for management);

2.	A blended fee shall then be computed on the sum as if all the Fund assets delegated to Muzinich described in paragraph 1 above were combined using the following schedule:
	a.	0.30% on the first $250 million;
	b.	0.275% in excess of $250 million up to $500 million;
	c.	0.25% in excess of $500 million up to $1 billion;
	d.	0.225% in excess of $1 billion up to and including $2 billion; and
	e.	0.20% on the balance over $2 billion.

3.
The fee payable under this Agreement with respect to the Fund assets delegated to Muzinich described in paragraph 1 above shall then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Fund to the sum of the average daily net assets of the Fund assets delegated to Muzinich described in paragraph 1.

Covered Call Strategy Fund
Pursuant to the Subadvisory Agreement with Ziegler Capital Management, LLC (“ZCM”), the Advisor has undertaken to pay an annual subadvisory fee, paid monthly, to ZCM with respect to the Life Series Covered Call Strategy Fund according to the following schedule.
1.
The average daily net assets of the Life Series Covered Call Strategy Fund shall be aggregated with the average daily net assets (if any) of the First Investors Covered Call Strategy Fund, a series of First Investors Equity Funds (excluding the position of each Fund’s assets that is not delegated by the Adviser to ZCM for management, which is expected to consist of the cash balance);

2.	A blended fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
	a.	.35% on the first $300 million; and
	b.	.30% on all balances above $300 million.
Prior to November 17, 2016, FIMCO would have paid ZCM 0.25% on all balances above $300 million.
The following table reflects subadvisory fees paid by the Adviser with respect to each Fund listed for the fiscal years ended December 31, 2015, December 31, 2016, and December 31, 2017.  Muzinich did not manage any portion of the Balanced Incomd Fund, Limited Duration Bond Fund, Investment Grade Fund or Total Return Fund prior to the date of this SAI.  Therefore no subadvisory fees were paid to Muzinich for the last three fiscal years with respect to those Funds.
Subadvisory Fees Paid
Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
International Fund	$483,664	$459,949	$505,784
Select Growth Fund	$130,814	$138,283	$168,036
Fund For Income	$214,344	$214,227	$228,174
Covered Call Strategy Fund*	N/A	$15,858	$36,232
* The Covered Call Strategy Fund commenced operations on May 2, 2016.
The  series of the First Investors Equity Funds and First Investors Income Funds referenced above are offered in separate registration statements.

PORTFOLIO MANAGERS
The following provides certain information for the portfolio managers of the Adviser who have responsibility for the daily management of all or a portion of the Funds described below.  In addition, Vontobel, Smith, Muzinich and ZCM have provided information below regarding their portfolio managers.
A.	Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2017
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Managers:
Rodwell Chadehumbe: Life Series Government Fund Life Series Limited Duration Bond Fund	Other Registered Investment Companies	2	$391.5	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Rajeev Sharma: Life Series Balanced Income Fund Life Series Investment Grade Fund Life Series Total Return Fund	Other Registered Investment Companies	4	$1,765.1	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Sean Reidy: Life Series Balanced Income Fund Life Series Equity Income Fund Life Series Growth & Income Fund Life Series Total Return Fund	Other Registered Investment Companies	4	$3,645.4	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Steven S. Hill: Life Series Opportunity Fund Life Series Special Situations Fund	Other Registered Investment Companies	2	$1,894.3	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Evan Snyder Life Series Growth & Income Fund	Other Registered Investment Companies	1	$1,971.9	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Vincent Kwong: Life Series Real Estate Fund	Other Registered Investment Companies	1	$127.8	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$107.1	0	$0

Vontobel’s Portfolio Manager:
Matthew Benkendorf: Life Series International Fund	Other Registered Investment Companies	8	$11,389	0	$0
	Other Pooled Investment Vehicles	20	$15,829	1	$255
	Other Accounts	30	$8,888	1	$92
Daniel Kranson: Life Series International Fund	Other Registered Investment Companies	5	$2,326	0	$0
	Other Pooled Investment Vehicles	6	$1,904	0	$0
	Other Accounts	2	$734	0	$0
David Souccar: Life Series International Fund	Other Registered Investment Companies	4	$2,315	0	$0
	Other Pooled Investment Vehicles	4	$853	0	$0
	Other Accounts	2	$734	0	$0

Smith’s Portfolio Managers:
Stephen S. Smith: Life Series Select Growth Fund	Other Registered Investment Companies	8	$1,197.4	0	$0
	Other Pooled Investment Vehicles	2	$12.3	1	$4.7
	Other Accounts	125	$2,082.6	2	$31.4
John D. Brim: Life Series Select Growth Fund	Other Registered Investment Companies	8	$1,197.4	0	$0
	Other Pooled Investment Vehicles	2	$12.3	1	$4.7
	Other Accounts	125	$2,082.6	2	$31.4
Eivind Olsen: Life Series Select Growth Fund	Other Registered Investment Companies	8	$1,197.4	0	$0
	Other Pooled Investment Vehicles	2	$12.3	1	$4.7
	Other Accounts	125	$2,082.6	2	$31.4

Muzinich’s Portfolio Managers:
Clinton Comeaux: Life Series Balanced Income Fund Life Series Fund For Income Life Series Investment Grade Fund Life Series Limited Duration Bond Fund Life Series Total Return Fund	Other Registered Investment Companies	4	$1,630	0	$0
	Other Pooled Investment Vehicles	18	$19,696	0	$0
	Other Accounts	26	$1,926	2	$248
Bryan Petermann: Life Series Balanced Income Fund Life Series Fund For Income Life Series Investment Grade Fund Life Series Limited Duration Bond Fund Life Series Total Return Fund	Other Registered Investment Companies	4	$1,630	0	$0
	Other Pooled Investment Vehicles	18	$19,696	0	$0
	Other Accounts	26	$1,926	2	$248

ZCM’s Portfolio Managers:
Wiley Angell: Life Series Covered Call Strategy Fund	Other Registered Investment Companies	2	$500.5	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	192	$1,910.79	0	$0
Sean Hughes: Life Series Covered Call Strategy Fund	Other Registered Investment Companies	2	$280.7	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	147	$340.8	0	$0
B.	Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2017
FIMCO’s Portfolio Managers:
Each of the FIMCO portfolio managers manages at least one other First Investors mutual fund that is offered in a different registration statement in addition to the Fund or Funds that are covered by this SAI.  In many cases, these other First Investors Funds are managed similarly to one or more of the Funds covered in this SAI, except to the extent required by differences in cash flow, investment policy, or law.
The side-by-side management of two or more First Investors Funds or non-fund accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  A FIMCO portfolio manager may also want to buy the same security for two Funds that he manages or for a Fund and a non-fund account.  In some cases, there may not be sufficient amounts of the security available (for example, in the case of an initial public offering (“IPO”) or new bond offering) to cover the needs of all of the accounts managed by a FIMCO portfolio manager or the buying activity of the accounts could affect the market value of the security.  Similar potential conflicts could arise when two or more Funds or non-fund accounts managed by the same portfolio manager or managers want to sell the same security at the same time.  Finally, a portfolio manager may want to sell a security that is held by a Fund or non-fund account and at the same time buy the same security for another one of his accounts.  This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows.
FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest and to ensure that each Fund and non-fund account is treated fairly.  For example, FIMCO has adopted policies for bunching and allocating trades when two or more Funds or non-fund accounts wish to buy or sell the same security at the same time.  These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages.  FIMCO has also adopted special policies that address investments in IPOs and new bond offerings, the side-by-side management of Funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are effected under Rule 17a-7 under the 1940 Act. FIMCO’s Investment Compliance Department also conducts reviews of trading activity to monitor for compliance with these policies and procedures.  FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers of the Funds.
Vontobel’s Portfolio Manager:
Vontobel’s portfolio manager is responsible for the day-to-day management of one other First Investors mutual fund other than the Fund covered by this SAI, other mutual funds, multiple pooled vehicles and institutional accounts.  The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria.  This screening process yields an investment universe from which each portfolio that Vontobel manages is built.  The side-by-side management of First Investors Funds and other accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio.  The performance of securities within one portfolio may differ from the performance of securities in another portfolio.  In some cases, there may not be a sufficient amount of securities available to fulfill the complete allocation of said securities amongst all client accounts.

It is the goal of Vontobel, as a fiduciary, to treat all clients in a fair and equitable manner. Vontobel has designed policies and procedures, including policies and procedures for brokerage and trade allocation. Vontobel believes that the policies and procedures it has implemented are reasonably designed to detect and remedy the types of conflicts associated with managing multiple portfolios.
Smith’s Portfolio Managers:
Smith’s portfolio managers are responsible for the day-to-day management of one other First Investors mutual fund other than the Fund covered by this SAI, other mutual funds, multiple pooled vehicles and multiple institutional accounts.  Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Fund’s investments, on one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading.  Smith has established written policies and procedures relating to its investment management and trading practices that are designed to ensure that such conflicts are addressed appropriately and that clients are treated fairly.  On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients.  Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees’ personal securities transactions.
Muzinich’s Portfolio Managers:
Each of Muzinich’s portfolio managers also manages other funds and multiple institutional accounts.  In addition, each of Muzinich’s portfolio managers also manages other First Investors Funds other than the Funds covered by this SAI. The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may also want to buy the same security for the two Funds that they manage or a Fund and a non-fund account. In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Muzinich.  Muzinich endeavors to treat all clients fairly and provide high quality investment services.  As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines.  Muzinich generally utilizes a pro-rata allocation methodology, which considers available cash and individual account investment guidelines for the purchase and sale of securities common to more than one portfolio although other methodologies that Muzinich deems fair may be used.
ZCM’s Portfolio Managers:
The portfolio managers of ZCM are often responsible for managing other accounts. ZCM typically assigns accounts with similar investment strategies to a portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by ZCM or one of its affiliates in an account and certain trading practices used by a portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). ZCM has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, ZCM has adopted policies limiting the ability of a portfolio manager to cross trade securities (pursuant to these policies, if ZCM is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from ZCM’s Chief Compliance Officer and (b) inform the customer of the capacity in which ZCM is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies, all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

C.	Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2017
FIMCO’s Portfolio Managers:
Each FIMCO portfolio manager of each Fund covered by this SAI receives a salary and is also eligible to receive a bonus with respect to each Fund, and other funds within the First Investors Family of Funds, that he manages, except for the Government Cash Management Fund.  For this purpose, each Life Series Fund’s performance is adjusted to reflect the expenses of the retail version of the Fund (as a series in the First Investors Income Funds or First Investors Equity Funds with the same name), which is managed by the same portfolio manager.  Whether or not a portfolio manager receives a bonus award each year is dependent upon, among other factors, the performance of the Fund (and other funds managed by that portfolio manager), during the previous calendar year.  The factors (determined annually) incorporated into a bonus formula which determines the eligible bonus award include: pre-tax basis performance versus a specified peer group for each calendar year, average net assets of the Fund (and other funds managed by that portfolio manager) (for certain portfolio managers), and management fees received (for certain portfolio managers).  A portion of the bonus to be paid is dependent on other factors, including the portfolio manager’s compliance record.  In the case of a Fund that has more than one portfolio manager, the bonus may be shared.  In addition to the bonuses that they may receive on the Funds that they manage, FIMCO’s interim Co-Directors of Equities and Director of Fixed Income may be entitled to receive a percentage of any bonus that is earned by a portfolio manager who reports to them.  The portfolio manager of the Real Estate Fund also receives incentive compensation for assets the portfolio manager manages for FIMCO’s parent.  All bonuses are paid as follows:  one-third of the bonus is paid within the first quarter of the following year.  The remaining amount is invested in the retail version of the Fund (and other funds managed by that portfolio manager), and then paid in two installments over the next two years.  In the case of each bonus installment, the portfolio manager must remain actively employed by FIMCO and also be in good standing with FIMCO until each installment is paid; otherwise the installment is forfeited.  Each portfolio manager is also entitled to participate on the same basis as other employees in the profit sharing plan that is offered by FIMCO’s parent company.  The amount that is contributed to this plan is determined in the sole discretion of the parent company based upon the overall profitability of FIMCO and its affiliates from all lines of business.  The profitability of FIMCO is an important factor in determining the amount of this contribution.
The following table shows each Fund’s Lipper Peer Group for purposes of determining each portfolio manager’s potential bonus for the fiscal year ended December 31, 2017.  As of January 2018, each Fund’s Morningstar Category will be used as the peer group for purposes of determining a portfolio manager’s potential bonus.
Fund	Lipper Peer Group	Morningstar Category
Life Series Balanced Income Fund	Lipper Mixed Asset Target Allocation-Conservative Funds	Allocation – 30% to 50% Equities
Life Series Equity Income Fund	Lipper Equity Income Funds	Large Value
Life Series Government Fund	Lipper General U.S. Government Funds	Intermediate Government
Life Series Growth & Income Fund	Lipper Multi-Cap Core Funds	Large Value
Life Series Investment Grade Fund	Lipper Corporate Debt BBB Rated Funds	Corporate Bond
Life Series Limited Duration Bond Fund	Lipper Short-Intermediate Investment Grade Debt Funds	Short-Term Bond
Life Series Opportunity Fund	Lipper Mid-Cap Core Funds	Mid-Cap Blend
Life Series Real Estate Fund	Lipper Real Estate Funds	Real Estate
Life Series Special Situations Fund	Lipper Small-Cap Core Funds	Small Value
Life Series Total Return Fund	Lipper Mixed Asset Target Allocation-Moderate Funds	Allocation – 50% to 70% Equities
Vontobel’s Portfolio Manager:
Vontobel compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a base salary. Incentive compensation consists of a direct share in the investment management fee revenues generated by the strategies the portfolio manager manages or co-manages. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in funds managed or sub-advised by Vontobel. The amounts deferred equal approximately one year’s total compensation on a rolling basis.
Smith’s Portfolio Managers:
Smith is paid a fee based on the assets under management as set forth in the Subadvisory Agreement between Smith and FIMCO on behalf of the Life Series Select Growth Fund.  Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Subadvisory Agreement.
All Portfolio Managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith.  Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing.  As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.
Muzinich’s Portfolio Managers:
Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance.  The firm provides salaries that are augmented through a profit sharing bonus system, the relative weighting of which varies each year with firm and individual performance.  For the portfolio managers, the relative performance of Muzinich’s platforms compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.
The firm typically pays out a substantial percentage of its net profits in employee compensation.  Accordingly, all members of the firm are highly incentivised to grow the firm’s profits through both portfolio performance and success of the firm as a whole.
For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g. an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole.  Understanding that all of Muzinich’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.
Muzinich believes that an employee’s greatest financial reward should always come from the long-term success of its clients and the extended profitability of the firm as a whole, rather than from shorter-term, or more ephemeral, success.
ZCM’s Portfolio Managers:
The portfolio managers are compensated in various forms. The portfolio managers’ salary is determined on an annual basis and is a fixed amount throughout the year. It is not based on the performance of a fund or on the value of the assets held in a fund’s portfolio. Additionally the portfolio managers receive a discretionary bonus that is based in part on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine the portfolio managers’ compensation with respect to the Fund and other accounts.

D.	Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2017
FIMCO’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Rodwell Chadehumbe	Life Series Government Fund	None
	Life Series Limited Duration Bond Fund	None
Rajeev Sharma	Life Series Balanced Income Fund	None
	Life Series Investment Grade Fund	None
	Life Series Total Return Fund	None
Sean Reidy	Life Series Balanced Income Fund	None
	Life Series Equity Income Fund	None
	Life Series Growth & Income Fund	None
	Life Series Total Return Fund	None
Steven S. Hill	Life Series Opportunity Fund	None
	Life Series Special Situations Fund	None
Evan Snyder	Life Series Growth & Income Fund	None
Vincent Kwong	Life Series Real Estate Fund	None

Vontobel’s Portfolio Manager:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Matthew Benkendorf	Life Series International Fund	None
Daniel Kranson	Life Series International Fund	None
David Souccar	Life Series International Fund	None

Smith’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Stephen S. Smith	Life Series Select Growth Fund	None
John D. Brim	Life Series Select Growth Fund	None
Eivind Olsen	Life Series Select Growth Fund	None

Muzinich’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Clinton Comeaux	Life Series Balanced Income Fund	None
	Life Series Fund For Income	None
	Life Series Investment Grade Fund	None
	Life Series Limited Duration Bond Fund	None
	Life Series Total Return Fund	None
Bryan Petermann	Life Series Balanced Income Fund	None
	Life Series Fund For Income	None
	Life Series Investment Grade Fund	None
	Life Series Limited Duration Bond Fund	None
	Life Series Total Return Fund	None

ZCM’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Wiley Angell	Life Series Covered Call Strategy Fund	None
Sean Hughes	Life Series Covered Call Strategy Fund	None

ALLOCATION OF PORTFOLIO BROKERAGE
Part II of this SAI describes the brokerage allocation policies of the Funds.  Set forth below are tables containing information concerning the commissions paid by the Funds for the prior three fiscal years as well as any investments that they have made in their regular broker-dealers (or their parent companies) during the past fiscal year.  In addition, the amounts listed below under “Commissions Paid for Research Services” and “Transactions for Which Commissions Paid for Research Services” include only commissions paid for third-party research.  The Funds also direct commissions to full service broker-dealers that offer proprietary research on a “bundled” basis.  The amounts paid to full-service broker-dealers are included below under “Total Commissions Paid” but are not reflected in the other two columns.
Commissions Paid Fiscal Year Ended 12/31/15
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Balanced Income Fund[1]	$786	$83	$19,801
Covered Call Strategy Fund[2]	N/A	N/A	N/A
Equity Income Fund	$52,860	$20,593	$15,156,102
Fund For Income	$0	$0	$0
Government Fund	$0	$0	$0
Government Cash Management Fund	$0	$0	$0
Growth & Income Fund	$220,612	$138,598	$117,633,504
International Fund	$55,531	$15,551	$39,644,064
Investment Grade Fund	$0	$0	$0
Limited Duration Bond Fund	$516	$0	$0
Opportunity Fund	$33,113	$18,050	$12,937,142
Real Estate Fund[3]	$2,866	$0	$0
Select Growth Fund	$19,927	$16,333	$36,055,147
Special Situations Fund	$268,510	$136,354	$72,866,920
Total Return Fund	$9,903	$5,295	$4,364,216
1.  The Balanced Income Fund commenced operations on November 2, 2015.
2.  The Covered Call Strategy Fund commenced operations on May 2, 2016.
3.  The Real Estate Fund commenced operations on May 1, 2015.

Commissions Paid Fiscal Year Ended 12/31/16
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Balanced Income Fund	$1,700	$526	$269,172
Covered Call Strategy Fund[1]	$18,767	$0	$0
Equity Income Fund	$47,014	$26,939	$14,779,999
Fund For Income	$0	$0	$0
Government Fund	$0	$0	$0
Government Cash Management Fund	$0	$0	$0
Growth & Income Fund	$201,565	$61,133	$95,560,545
International Fund	$77,579	$64,098	$46,850,341
Investment Grade Fund	$0	$0	$0
Limited Duration Bond Fund	$0	$0	$0
Opportunity Fund	$36,055	$15,935	$13,602,382
Real Estate Fund	$4,889	$0	$0
Select Growth Fund	$40,737	$23,530	$56,692,028
Special Situations Fund	$177,737	$105,575	$55,817,452
Total Return Fund	$10,431	$6,656	$4,508,234
1. The Covered Call Strategy Fund commenced operations on May 2, 2016.

Commissions Paid Fiscal Year Ended 12/31/17
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Balanced Income Fund[1]	$2,091	$419	$232,520
Covered Call Strategy Fund[2]	$41,014.25	$0	$0
Equity Income Fund	$38,472	$22,338	$18,486,634
Fund For Income	$0	$0	$0
Government Fund	$0	$0	$0
Government Cash Management Fund	$0	$0	$0
Growth & Income Fund	$213,164	$151,591	$118,993,409
International Fund	$63,624	$48,145	$44,083,973
Investment Grade Fund	$0	$0	$0
Limited Duration Bond Fund[3]	$0	$0	$0
Opportunity Fund	$40,571	$24,695	$19,405,521
Real Estate Fund[4]	$7,360	$3,089	$1,528,462
Select Growth Fund	$24,141	$13,570	$56,945,844
Special Situations Fund	$218,433	$128,378	$84,526,633
Total Return Fund	$11,262	$7,767	$6,084,000

Ownership of Regular Broker-Dealers and/or their Parent Companies during the Previous Fiscal Year
Fund	Broker-Dealer	Parent Co.	12/31/17 Market Value
Balanced Income Fund:	Bank of America Corp.		$106,274
	Citigroup, Inc.		$103,129
	Goldman Sachs & Co.		$51,711
	JPMorgan Chase & Co.		$191,328
	Morgan Stanley		$104,807
	Wells Fargo & Co.		$144,800
Covered Call Strategy Fund:	Bank of America Corp.		$563,832
	JPMorgan Chase & Co.		$556,088
	Morgan Stanley		$414,513
Equity Income Fund:	JPMorgan Chase & Co.		$3,131,540
	Wells Fargo & Co.		$2,575,442
Fund For Income:	None		$0
Government Fund:	None		$0
Government Cash Management Fund:	None		$0
Growth & Income Fund:	JPMorgan Chase & Co.		$12,339,593
	Morgan Stanley		$787,050
	Wells Fargo & Co.		$4,645,320
International Fund:	None		$0
Investment Grade Fund:	Bank of America Corp.		$1,888,818
	Barclays Bank PLC		$1,042,815
	Citigroup, Inc.		$1,614,632
	Goldman Sachs Group, Inc.		$2,869,179
	JPMorgan Chase & Co.		$2,446,707
	Morgan Stanley		$2,311,635
	Wells Fargo & Co.		$1,868,427
Limited Duration Bond Fund:	Bank of America Corp.		$101,198
	Barclays Bank PLC		$106,027
	Citigroup, Inc.		$99,898
	Goldman Sachs Group, Inc.		$100,955
	JPMorgan Chase & Co.		$107,065
	Morgan Stanley		$203,398
	Wells Fargo & Co.		$101,976
Opportunity Fund:	None		$0
Real Estate Fund:	None		$0
Select Growth Fund:	None		$0
Special Situations Fund:	None		$0

Ownership of Regular Broker-Dealers and/or their Parent Companies during the Previous Fiscal Year
Fund	Broker-Dealer	Parent Co.	12/31/17 Market Value
Total Return Fund:	Bank of America Corp.		$320,385
	Barclays Bank PLC		$105,081
	Citigroup, Inc.		$106,474
	Goldman Sachs Group, Inc.		$103,422
	JPMorgan Chase & Co.		$993,476
	Morgan Stanley		$360,482
	Wells Fargo & Co.		$260,881

TAX INFORMATION
General information concerning federal tax law considerations applicable to the Funds is set forth in Part II of this SAI.
BENEFICIAL OWNERSHIP INFORMATION
As of April 12, 2018, Foresters Life Insurance and Annuity Company (“FLIAC”) owned of record or beneficially owned 100% of the outstanding shares of each Fund, except for the Life Series Covered Call Strategy, International, Opportunity, and Total Return Funds.  As of April 12, 2018, FLIAC owned of record or beneficially owned 99.6% of the outstanding shares of the Life Series International Fund, 98.1% of the Life Series Opportunity Fund, 99.0% of the Life Series Total Return Fund and 99.6% of the Life Series Covered Call Strategy Fund.
A person owning 25% or more of the voting securities of a Fund is termed a “Control Person” of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders.
VOTING RIGHTS
Because the Funds are not required to have annual shareholder meetings, Policy and Contract owners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policy and Contract owners will have the opportunity to provide voting instructions to FLIAC for shares of a Fund held by a subaccount in which their Policy or Contract invests. FLIAC will vote the shares at any such meeting as follows:
◾	Shares attributable to Policy or Contract owners for which FLIAC has received instructions, in accordance with the instructions;

◾	Shares attributable to Policy or Contract Owners for which FLIAC has not received instructions, in the same proportion to shares held in a subaccount for which FLIAC has received instructions; and

◾	Shares not attributable to Policy or Contract owners, in the same proportion to a subaccount attributable to Policy and Contract owners for which FLIAC has received instructions.
FLIAC will vote Fund shares that it holds directly in the same proportion to shares held in any corresponding subaccount that is attributable to a Policy or Contract for which it has received instructions. However, FLIAC will vote its own shares as it deems appropriate where there are no shares held by a Policy or Contract owner in any Subaccount.
FINANCIAL STATEMENTS
The Funds incorporate by reference the financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders for the fiscal year ended December 31, 2017.

APPENDIX A:
INVESTMENT STRATEGIES USED BY THE FIRST INVESTORS LIFE SERIES FUNDS
The principal and other investment strategies that may be used by each Fund, including strategies to invest in particular types of securities or financial instruments, are listed herein.  The investment strategies that each Fund currently uses or currently anticipates using are noted by a check (✓) mark.  The investment strategies that each Fund does not currently anticipate using are noted by a dash (─) mark.  These notations only represent the current intentions of the Funds with respect to using the checked investment strategies.  Each Fund may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund from engaging in the strategy.  Each Fund also reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements.  The investment policies of each Fund are set forth in its prospectus and Appendix B Part I of this SAI.  The investment strategies listed on the following pages, and their associated risks, are described in Part II of this SAI.
I-A-1

Life Series Balanced Income Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	✓
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-2

Life Series Covered Call Strategy Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
* The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-3

Life Series Equity Income Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-4

Life Series Fund For Income	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments *	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	✓
Municipal Securities	─
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-5

Life Series Government Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-6

Life Series Government Cash Management Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	─
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depositary Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	✓
Temporary Borrowing	✓
Temporary Defensive Investments	─

I-A-7

Life Series Growth & Income Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-8

Life Series International Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments *	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-9

Life Series Investment Grade Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	✓
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-10

Life Series Limited Duration Bond Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	✓
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-11

Life Series Opportunity Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-12

Life Series Real Estate Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-13

Life Series Select Growth Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-14

Life Series Special Situations Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.

I-A-15

Life Series Total Return Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.
I-A-16

APPENDIX B:
 INVESTMENT POLICIES OF THE FIRST INVESTORS LIFE SERIES FUNDS
The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund’s prospectus.  Each Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of Part I of this SAI.
Each Fund also has adopted the investment policies that are set forth below.  Unless identified as non-fundamental, these investment policies are fundamental policies, which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Each Fund’s investment objective is a non-fundamental policy of the Fund.  Non-fundamental policies may be changed by the Board without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in the value of a Fund’s assets will not cause a violation of the Fund’s investment policies.
Fundamental Policies:
Each Fund may not:
(1)     Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(2)     Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(3)     Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(4)    Except for the Government Cash Management Fund and the Real Estate Fund and except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
 The Government Cash Management Fund may not purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.
(5)     For the Government Cash Management Fund, Equity Income Fund, Fund For Income, Government Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund and Total Return Fund, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
The Balanced Income Fund, Covered Call Strategy Fund, and Limited Duration Bond Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).
The Real Estate Fund will invest more than 25% of its total assets in investments in the real estate industry, but the Fund will not purchase the securities of any other issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets
I-B-1

would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).
(6)     Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
(7)     Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
(8)     Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently limit fund loans of securities by prohibiting funds from lending securities with an aggregate value of more than one-third of a Fund’s total assets.
With respect to the fundamental policy relating to industry concentration for the Real Estate Fund set forth in (5) above, an investment in the real estate industry is an investment in an issuer with respect to which at least 50% of the issuer’s assets, gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate, or the products or services related to the real estate industry.
Non-Fundamental Policies:
The Funds listed below have adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:
1.	The Fund For Income and Investment Grade Fund may invest in credit-linked securities, provided that no more than 10% of each Fund’s net assets are invested in credit-linked securities.

2.
The Total Return Fund, Government Fund and Investment Grade Fund each will not invest more than 20% of its net assets in derivatives in the aggregate.  For purposes of calculating this 20% limitation, each Fund will use the market value of a derivative instrument.

I-B-2

Statement of Additional Information Part II
Dated May 1, 2018
Part II of this SAI describes policies and practices that apply to each of the First Investors Life Series Funds (“Trust”) within the First Investors Family of Funds, except as otherwise indicated.  This SAI describes the principal and non-principal investment strategies that each of the Funds may use to a limited extent in addition to those that are described in its prospectus.  The term “Fund or Funds” as used herein includes each individual series of the Trust, except as otherwise indicated.
DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS
The following are descriptions of investment strategies that may be used by one or more of the Funds within the Trust, as well as the risks of those strategies.  To determine which principal and other strategies are primarily used by a particular Fund, you must review the prospectus and appendices to Part I of the SAI with respect to such Fund.  The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies.  Appendix A to Part I contains schedules listing the principal and other investment strategies that each Fund covered by the SAI currently intends to use.  The Funds may invest, to a limited degree, in any of the other investments described below even if they are not listed in the prospectus or checked in Appendix A to Part I.  Appendix B to Part I describes the investment policies that may limit or restrict the Funds’ ability to use certain investment strategies.
I.              Debt Securities
The Funds may invest in all of the debt securities described below.  The market value of most debt securities is influenced by changes in the level of interest rates.  Generally, as interest rates rise, the market value of a debt security decreases.  Conversely, as interest rates fall, the market value of a debt security generally increases.  This is referred to as interest rate risk.  A wide variety of factors can cause interest rates to rise.  Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.  Interest rates have recently increased and may continue to rise, perhaps substantially and/or rapidly, potentially resulting in significant losses to the Funds.  Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low and engaging in quantitative easing.  As the Federal Reserve raises the federal funds rate and unwinds its quantitative easing program, there is a risk that interest rates across the U.S. financial system will continue to rise.  These policy changes may expose debt and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Funds’ investments and share prices to decline.  To the extent the Funds experience high redemptions because of these policy changes, the Funds may experience increased portfolio turnover, which will increase the costs that the Funds incur and may lower the Funds’ performance.  The liquidity levels of the Funds’ portfolios may also be negatively affected.
The market value of most debt securities is influenced by the credit risks associated with such securities.  Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade, or may be unrated.  Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality.  Debt obligations rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or BBB- or higher by Fitch Ratings, Inc. (“Fitch”) are considered investment grade by the respective NRSRO.  Bonds that are rated lower than Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch are considered below investment grade by the respective NRSRO (commonly known as “junk bonds” or “high yield”) and are referred to herein as “High Yield Securities.”  In general, the lower the credit rating for a debt security, the higher the credit risk.  As discussed below, High Yield Securities are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities.  Even debt obligations that are rated Baa3 by Moody’s or higher or BBB- by S&P or higher have speculative characteristics.  For a discussion of the NRSRO ratings used by certain Funds in making investment decisions, see section “E. High Yield Securities.”  For a discussion of investments in foreign government debt obligations and foreign debt securities, see section “III.  Foreign Securities Exposure” and also section “III.  Foreign Securities Exposure – B.  Foreign Securities Traded in the United States.”

A.  Commercial Paper and Other Short-Term Investments.  The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities.  The Funds also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies.  Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).  The Funds may invest indirectly in commercial paper and other short-term investments or in other money market investments.  Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933 (the “1933 Act”), such as Section 3(a)(3) or 4(2).  The commercial paper purchased by the Funds may be liquid or illiquid.  See section “IV. Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities.  The commercial paper purchased by the Funds may be rated or unrated and may be issued by banks or bank holding companies.  The commercial paper purchased by the Funds may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables.  See section “K. Other Asset-Backed Securities.”  The Funds may invest indirectly in commercial paper and other short-term investments or in other money market investments.
Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Funds also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.  The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate.  While domestic bank deposits are insured by an agency of the U.S. Government, a Fund will generally assume positions considerably in excess of the insurance limits.
The Funds may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks.  These investments involve risks that are different from investments in securities of domestic branches of domestic banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by a Fund.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
B.  Corporate Bonds and Notes.  The Funds may invest in bonds and notes issued by corporations and other similar entities.  Corporate bonds and notes generally have maturities of between one and thirty years.  In general, the longer the maturity of a bond, the greater the interest rate risk.  The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities, which may also include hybrid securities.  See section “C. Convertible Debt Securities.” The Funds may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities.  The Funds may sell or retain such warrants or rights.
C.  Convertible Debt Securities.  The Funds may invest in convertible debt securities and/or hybrid securities.  A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer.  The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.
D.  Hybrid Securities.  Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.
E.  High Yield Securities.  The Funds may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include syndicated bank loans, floating rate loans, senior loans, or bonds.  For a discussion of syndicated bank loans, floating rate loans and senior loans, see sections “I. Syndicated Bank Loans”, “O. Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein.  The Funds may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  The Fund For Income considers debt securities that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Fund to be of equivalent quality to be below investment grade.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.  See Section “Q. Zero Coupon and Pay-In-Kind Securities.”
Debt obligations, including convertible debt securities, rated lower than Baa3 by Moody’s and BBB- by S&P, are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn could severely affect the market for all High Yield Securities, while a substantial period of rising interest rates could severely affect the market for high yield fixed rate bonds.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.
The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk.  There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt.  Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities.  Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.
The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities, including floating rate loans and senior loans, are typically traded through a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.
The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role.  Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.
If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.
A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.  To the extent permitted by a Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.
F.  Income Deposit Securities (“IDSs”).  An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.
IDSs are subject to the same risks as the underlying securities that make up an IDS.  There may be a thinner and less active market for IDSs than that available for higher quality securities.  An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.
G.  Indexed Securities.  A Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators.  Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.  The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer.  These securities may vary directly or inversely with the underlying instruments.  The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.
H.  Inflation-Indexed Securities.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate).  Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase.  In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease.  Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security.  However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.  A Fund may invest in inflation-related bonds which do not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
I.  Syndicated Bank Loans.  A Fund may invest in syndicated bank loans.  Syndicated bank loans may be considered high-yield securities, which are discussed in section “E. High Yield Securities” and/or senior loans, which are discussed in section “P. Senior Loans”.  See section “O.  Variable Rate and Floating Rate Securities” for a description of floating rate securities.  An investment in a syndicated bank loan does not violate a Fund’s fundamental investment policy against making loans.  A Fund may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  A Fund would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations.  The assignments a Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, a Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  A Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.
Although syndicated bank loans in which a Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.  Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate the loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded.  Such events could negatively affect a Fund’s performance.

Investments in syndicated bank loans present the possibility that a Fund could be held liable as co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.  The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors.  In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.  Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.
A Fund may also invest in syndicated bank loans by purchasing participations.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.  A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with the purchase of participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, a Fund will be subject to credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  The settlement process may take longer than seven days.  Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what Foresters Investment Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and in those instances, where the loans can be neither sold nor settled, they will be treated as illiquid for purposes of a Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.  Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.  The amount of public information with respect to loans is generally less extensive than that available for other securities.
J.  Mortgage-Backed Securities.  The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the regular interest and principal.
There are three types of interest rate-related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.
Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on many mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  See section “N. U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees but may otherwise be subject to a greater risk of loss.
K.  Other Asset-Backed Securities.  The Funds may invest in other forms of asset-backed securities in addition to asset-based commercial paper and mortgage-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, or other forms of receivables.  These securities present certain risks in addition to those normally associated with debt securities.  For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable.  For example, credit card receivables are generally unsecured.  The obligors may also be entitled to the protection of a number of state and federal credit laws.  Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.
To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities.  Moreover, a credit support depends upon the financial ability of its issuer to honor the support.
L.  Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities.  The two principal classifications of municipal securities are “general obligation” and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest.  Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source.  The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.
Generally, the values of municipal securities vary inversely to changes in interest rates.  Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient.  This may especially be true given the underfunded pension obligations of many municipal issuers.  National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations.  There is also the risk that the interest income that a Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”) (for federal income tax purposes), applicable state tax authorities (for state income tax purposes), or a judicial body.  Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.
The market for municipal securities may become illiquid.  There may also be less information available on the financial condition of municipal security issuers than for public corporations.  This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.
The Funds may invest in taxable municipal securities that are issued by a local government, such as a city or related agencies for general governmental projects or to finance special projects.  The income derived from these securities is not exempt from taxation.
A Fund may invest in Puerto Rico municipal securities.  Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of a Fund’s holdings in Puerto Rico municipal obligations. Puerto Rico experienced and may continue to experience a significant economic downturn.  As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch” and Puerto Rico may default on its obligations.  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a Fund could be adversely affected.
M.  Refunded Securities.  The Funds may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”).  The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date.  These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Funds also may purchase municipal securities that have been refunded prior to purchase.  Refunded municipal securities are subject to interest rate risk.  In addition, some refunded municipal securities may have limited liquidity.
N.  U.S. Government Securities.  The Funds may invest in U.S. Government Securities.  The Funds consider U.S. Government Securities to include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued or guaranteed by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks).  These U.S. Government-sponsored entities (“GSEs”), which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported only by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.
In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). Beginning in 2008, Fannie Mae and Freddie Mac required significant Treasury support through draws under the preferred stock purchase agreements. However, they have paid significant amounts in senior preferred dividends to the Treasury.  FHFA has conducted stress tests mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” substantial additional Treasury support of Fannie Mae and Freddie Mac might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae has reported that there is “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.”  Freddie Mac faces similar uncertainty about its future role.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Funds may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  See section “Q. Zero Coupon and Pay-In-Kind Securities.”  These securities are purchased with original issue discount and such discount is includable in a Fund’s gross income ratably over the life of the security.
The Funds may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.
O.  Variable Rate and Floating Rate Securities.  The Funds may invest in variable rate and floating rate securities (including syndicated bank loans), which are generally secured within the borrower’s capital structure, but may also be unsecured.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.
The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments are intended to minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.
The variable and floating rate securities in which the Fund invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured.  If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable or floating rate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
P.  Senior Loans.  Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Funds may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Funds typically invest only in the term loan portions of senior loan structures, although they could invest in the revolving loan portions and the pre-funded letters of credit portions.
By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.  Nevertheless, senior loans may still be subordinated to other obligations of a borrower.
Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).
Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the total interest rate for its loan is permitted to change or reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods.  In addition, some loans have a LIBOR floor that prevents interest rates for the loan from falling below the contractual LIBOR floor rate even when the market LIBOR falls below the contractual floor rate.  During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between a Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Fund could experience a decrease in its net asset value.
The Funds invest in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.
For a description of floating rate securities see section “O.  Variable Rate and Floating Rate Securities.”
Q.  Zero Coupon and Pay-In-Kind Securities.  The Funds may invest in zero coupon and pay-in-kind securities.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind securities are those that pay “interest” through the issuance of additional securities.  The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, must be included in gross income (accounted for in the case of municipal securities) each taxable year by a Fund if it holds such securities for purposes of determining the amount it must distribute that year to qualify (in the case of any Fund that has not completed a taxable year) or continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).  See “Appendix A: Tax Information.”  Thus, a Fund may be required to distribute as a dividend for a particular taxable year an amount that is greater than the total amount of cash it actually receives, during the year.  These distributions must be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
R.  Sovereign Debt.  Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks.  Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured.  The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser or subadviser, as applicable, endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.
S. Debt Securities Issued by Supranational Organizations.  A Fund may invest in debt securities issued by supranational organizations.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development.  Included among these organizations are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development.  Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
II.                   Equity Securities
A.  Common Stocks, Preferred Stocks, Rights, Warrants and Options.  The Funds may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”).  Equity securities are subject to market risk.  This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  The risks of investing in equity securities can be magnified when a Fund invests in them by means of options. For the special risks associated with options, see section “VII. Derivatives -  E. Futures, Forwards and Options.” The Funds may invest in equity securities of foreign companies directly or through depositary receipts.  Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.  See section “III. Foreign Securities Exposure” for the additional information on the associated strategies and risks.  The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations.  Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.
B.  Shares of Other Investment Companies.  The Funds may invest in the shares of other investment companies, including exchange-traded funds (“ETFs”).  Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies.  See section “C. Shares of Exchange Traded Funds.”  Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses.  A Fund that invests in an investment company or an ETF will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.
C.  Shares of Exchange Traded Funds.  ETFs essentially are baskets of securities that are listed on an exchange and usually trade like individual stocks.  The market price of an ETF is usually determined by demand for the ETF itself.  Although the market price of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value.  In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities and a Fund's ability to buy and sell those shares.
ETFs may or may not be registered as investment companies, depending upon how they are organized.  ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies.  Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depositary Receipts (“SPDRs”).  ETFs that are organized as grantor trusts, such as Holding Company Depositary Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act.  Investments in ETFs, whether or not registered as investment companies, expose the Funds to additional fees.
D.  Real Estate Related Companies.  Although the Funds may not invest directly in real estate, they may invest in securities of companies that are engaged in the real estate industry or hold interests in real estate.  Investing in such securities exposes a Fund to special risks associated with the direct ownership of real estate, and an investment in a Fund will be affected by the performance of the real estate industry. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
E.  Real Estate Investment Trusts and Real Estate Operating Companies.  The Funds may invest in shares of real estate investment trusts (“REITs”).  Equity REITs invest in income-producing real estate.  They produce income from rental and lease payments as well as occasional sales of property.  Mortgage REITs make construction, development, and long-term mortgage loans.  They produce income from repayment of the loans and sales of the loan obligations.  Hybrid REITs may invest in both real estate and real estate loans.
Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Code.  To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income.  The failure of a company in which a Fund invests to qualify for treatment as a REIT under federal tax law  may have an adverse impact on the Fund that invests therein.  REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.
REITs are subject to real estate industry risk.  See section “D. Real Estate Related Companies.”  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties.  Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties.  For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management.  Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.  Loss of federal tax treatment as a REIT will also affect an individual REIT’s  after-tax performance.
REITs are also subject to interest rate risk.  REIT stock prices overall will decline over short or even long periods because of rising interest rates.  In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments.  Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.
REITs tend to be small or medium-size companies.  Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  REITs are pooled investment vehicles with their own fees and expenses and a Fund will indirectly bear its proportionate share of those fees and expenses.
The Funds may invest in real estate operating companies (“REOCs”). REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not, or are ineligible,  to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower or no corporate taxation that are a common characteristic of REITs. The value of a Fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT.
F.  Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships (or entities classified for federal tax purposes as partnerships, such as limited liability companies (“LLCs”)) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, one or more general partners (managing members or non-member managers in the case of LLCs) and the limited partners (non-managing members in the case of LLCs) (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
G.  Income Deposit Securities (“IDSs”).  For a discussion of IDSs, see section “I. Debt Securities – F. Income Deposit Securities.”
III.                 Foreign Securities Exposure
The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depositary receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.
A.  Depositary Receipts.  The Funds may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers.  Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted.  ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities.  ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
GDRs are issued globally and evidence a similar ownership arrangement to ADRs.  Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets.  Unlike ADRs, GDRs are typically denominated in foreign currencies.  They may not, however, be denominated in the same currency as the underlying securities into which they may be converted.  As with unsponsored ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs.  GDRs also involve the risks of other investments in foreign securities.
B.  Foreign Securities Traded in the United States.  The Funds may invest directly in foreign equity or debt securities that are traded in the United States.  Such securities are generally denominated in United States dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”).  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.
C.  Foreign Securities Traded in Foreign Markets.  The Funds may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.  The Funds may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon.  See section “VII. Derivatives - E. Futures, Forwards and Options” for a description of such investments.
The Funds may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market.  Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares.  Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them.  As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.
D.  Foreign Securities Traded in Emerging Markets.  The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.
E.  Foreign Currency.  In addition to the instruments described in section “VII. Derivatives – E. Futures, Forwards and Options” below, a Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.
A Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
A Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies.  Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance.  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund.  Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.
F.  Foreign Currency Warrants.  Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.
IV.                Restricted and Illiquid Securities
The Funds may invest in restricted and illiquid securities.  Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the 1933 Act.  Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings.  The Funds may register restricted securities for resale.  The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.
Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued.  No more than 15% of the value of a Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities.  However, this restriction does not prevent a Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase.  The Funds determine whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Funds.  The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.
It may be difficult or impossible for the Funds to resell restricted or illiquid securities.  As a result, the Funds could suffer losses by investing in such securities.  It may also be difficult to value such securities.  The Funds could also incur costs (such as registration fees) to resell restricted securities.
V.                  When‑Issued Securities
The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.  A Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment.  When a Fund enters into a commitment to purchase securities on a when‑issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment.  When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when‑issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase.  The sale of assets in the segregated account or sale of the when‑issued securities may cause the realization of a capital gain or loss.
VI.                Standby Commitments
The Funds may acquire standby commitments from banks with respect to securities held by the Funds.  Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the Fund’s option.  A standby commitment is similar to a put option for a particular security in a Fund’s portfolio.

Standby commitments acquired by a Fund are not added to the computation of that Fund’s net asset value.  Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace.  A Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable.  The Funds, however, are permitted to sell a security covered by a standby commitment at any time and to any person.
A Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable.  Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment.  The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered.  Standby commitments acquired by a Fund are not added to the computation of a Fund’s net asset value and are valued at zero.  When a Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund.  The dollar-weighted average maturity calculation for a Fund is not affected by standby commitments.
VII.              Derivatives
The Funds may invest in derivative instruments, including those described below.  Derivative instruments are instruments that derive their value from other financial instruments, securities, currencies, or indices.  Investments in derivative instruments can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  At times, it may be difficult to sell or value derivative instruments.
A. Credit-Linked Securities.  Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps.  Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps.  Investments in credit-linked securities can be an efficient means of managing the cash position of a Fund.
The risks associated with investing in credit-linked securities include the following:
1.
Market Risk.  The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.
Credit Risk and Interest Rate Risk.  The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.
4.
Liquidity Risk.  Credit-linked securities are typically not registered for public trading under the 1933 Act and are therefore considered restricted securities.  At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market.  See, section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.

5.
Basis Risk.  This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and a Fund could lose money by investing in them.
B.  Inverse Floaters.  Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index.  For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases.  The secondary market for inverse floaters may be limited and they may be illiquid.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.  For purposes of calculating any limits to the extent that a Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.

C.  Interest Rate Swaps.  Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time.  For example, two parties may agree to exchange interest payments on variable and fixed rate instruments.  The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.
Most interest rate swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  There could also be delays in payment or losses if the swap dealer, through which a Fund clears its centrally cleared swaps, were to default on its obligations to the clearing organization or become insolvent.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this, the Funds will enter into interest rate swap transactions only with banks and swap dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund’s Board.  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.
The Funds will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the swap agreement.  Payments on centrally cleared swap agreements are generally made on a net basis.  A Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party less any collateral pledged by the Fund will be maintained in a segregated account.  A Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities.  Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.
The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If a Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
D. Municipal Market Data Rate Locks. The Funds may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”).  An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.  MMD Rate Locks may be used for hedging purposes.  An MMD Rate Lock is an agreement between two parties -- a Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.  For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.  There is no payment made or received at inception.  If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.
In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund.  As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.
The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund.  Because separate accounts will be established with respect to such transactions on the books and records of a Fund or with its custodian, the Funds do not treat MMD Rate Locks as constituting senior securities.  Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.
The Funds will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund’s Board.  MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments a Fund is contractually obligated to make.  If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, a Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce.
To the extent that other types of rate locks are available or developed in the future, the Funds may enter into them on the same basis and for the same purposes as set forth above.
E. Futures, Forwards and Options.  The Funds may use futures, options, options on futures, dollar rolls, and forward contracts as part of their investment strategies. To the extent that a Fund participates in these markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies.  The use of these strategies involves certain special risks, including: (1) dependence on the Adviser’s or subadviser’s, as applicable, ability to predict correctly movements in the direction of  underlying instrument prices; (2) imperfect, or even no, correlation between the price of derivatives and movements in the prices of the  derivatives’ underlying instrument(s); (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the derivatives; and (5) the possible absence of a liquid secondary market for any particular derivative or underlying instrument at any time.  If the Adviser’s or a subadviser’s, as applicable, prediction of movements in the direction of the derivatives or underlying instrument markets is inaccurate, the adverse consequences to a Fund may leave it in a worse position than if such strategies were not used.  Investments in derivatives are subject to the risk that the counterparty (or counterparties) to the derivative will be unable or unwilling to meet their obligations.
While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell an investment at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Funds to close out or to liquidate its derivatives positions.
Futures and Options on Futures.  The Funds may purchase and sell futures contracts, including futures on securities and securities indexes. A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument(s) underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument(s)  underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument(s).  Therefore, purchasing futures contracts will increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument(s), much as if the Fund had purchased the underlying instrument(s)  directly. When a Fund sells a futures contract, by contrast, the value of its futures position will move in a direction contrary to the market for the underlying instrument(s).
Certain futures, including index futures and other futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument(s).  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument(s) underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. There is no guarantee that a Fund will be able to close out its obligation.  While futures contracts entered into by the Funds will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying instrument(s) or utilize the cash settlement process whenever it appears economically advantageous for them to do so.
The Funds may enter into interest rate futures contracts and options thereon.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place.  Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions or for other purposes.
The Funds may also invest in futures on equity market indices and debt market indices.
The Funds may purchase and sell currency futures contracts. Such transactions typically will be used to hedge currency fluctuations. If the Fund anticipates that exchange rates for a particular currency will rise, the Funds may purchase a currency futures contract to protect, in part, against an increase in the price of securities that are denominated in that currency and that the Funds intend to purchase. The Funds also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Funds anticipate that a particular currency will appreciate in value.
Through the purchase and sale of currency futures contracts, the Funds may be able to achieve many of the same objectives attainable through the use of forward currency contracts (discussed below), but more effectively and possibly at a lower cost.  Unlike forward currency contracts, foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges and centrally cleared.
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency.  In that case, the Funds must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.
The Funds may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts that are linked to the LIBOR.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Funds may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency.  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Funds may enter into spot currency trades.  In a spot trade, the Funds agree to exchange one currency for another at the current exchange rate.
The Funds may purchase and write call and put options on futures contracts, including the types of futures discussed above. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of options, as discussed herein.  Options on futures contracts have a limited life.  The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions (or positions in options on futures).  Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of a Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, a Fund will mark to market the value of its open futures positions.  A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, trading in futures and options on futures involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls. If a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect the rising market.  Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund.  If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.
The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in the value of their underlying instruments, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options thereon and of the underlying instrument can be only approximate due to differences between the futures and underlying instrument markets.
The Funds may enter into futures contracts and options thereon that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have less counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, the Funds are exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Funds — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”
Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options.  Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time.  In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such an event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).  However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
A Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.
Purchasers of options on futures contracts pay a premium in cash at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.
Dollar Rolls.  The Funds may enter into dollar roll transactions in which a Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time.  By engaging in a dollar roll transaction, a Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  A Fund would also be able to invest the proceeds of the securities sold.  When a Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of the securities transferred to another party, the securities purchased for future delivery, and the securities in which the proceeds are invested would affect the market value of the Fund’s assets.  As a result, such transactions could increase fluctuation in the Fund’s NAV.  If a Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.  A Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.
Forwards.  The Funds may purchase forward contracts including forward foreign currency contracts.  A Fund may do so to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Fund.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby seek to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.  Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.  Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.
The Funds may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange.  These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by a Fund.  The Funds also may use forward currency contracts to attempt to enhance return or yield.  A Fund could also use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift the Fund’s exposure to foreign currency fluctuations from one country to another.
A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  Forward currency contracts involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund.  Even though the U.S. Treasury Department has determined that deliverable forward currency contracts are not swaps, they are subject to reporting and business conduct standards under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
The Funds may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.  There can be no assurance that a Fund will be able to enter into new or offsetting forward currency contracts.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.
The precise matching of the forward currency contract amounts and the value of any underlying securities to which a Fund seeks to hedge its currency risk will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
The Funds also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to any NDFs that currently are, or in the future may be, centrally cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.
Options.  The Funds may purchase and write (sell) call and put options to buy securities or write (sell) call options on underlying instruments, such as securities.  When a Fund buys an option to purchase an underlying instrument (or call option), it is generally anticipating that the price of the underlying instrument will increase before the option expires.  In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it had paid for the option.  The value of an option position will reflect, among other things, the current market price of the underlying instrument(s), which could be a security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions.  For this reason, the successful use of options depends upon the Adviser’s or the subadviser’s, as applicable, ability to forecast the direction of price fluctuations in the underlying instruments.
The exercise price of an option may be below, equal to, or above the market value of the underlying instrument, at the time the option is written. Options normally have expiration dates between three and twelve months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) a Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover.
The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying instrument, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, the length of the option period, the general supply of and demand for credit, and the interest rate environment.
The Funds may effectively terminate their rights or obligations under an option by entering into a closing transaction.  If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right under a call or put option it has purchased, the Funds may write an option of the same series, as the option held; this is known as a closing sale transaction.  Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying instrument from being called, or to permit the sale of the underlying instrument.

Furthermore, effecting a closing transaction permits the Funds to write another call option on the underlying instrument with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold an underlying instrument that it might otherwise have sold (or purchase an underlying instrument that it might otherwise not have bought), in which case it would continue to be at market risk on the underlying instrument.
A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying instruments used to cover an option during the period it is obligated under the option unless it substitutes other acceptable instruments.  This requirement may impair a Fund’s ability to sell or purchase an investment at a time when such a sale or purchase might be advantageous.
A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying instrument, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying instrument owned by a Fund; however, a Fund could be in a less advantageous position than if it had not written the call option.
The Funds pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. The Funds may purchase an underlying instrument for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the underlying instrument from its inventory. In those cases, additional brokerage commissions are incurred. A Fund’s activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.
The hours of trading for options may not conform to the hours during which the underlying instruments are traded. To the extent that the options markets close before the markets for the underlying instruments close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
The call options that the Funds may write may be covered call options on equity securities.  A Fund’s activity in covered call options typically will be limited by the number of shares of equity security issuers held by the Fund.  When a Fund writes a call option, it gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value, and bears the risk that the income it receives for writing the call options will be less than the money lost by the Fund if the exercise price of a call option written by it is or becomes less than the market price of the asset on which the option is written. If the value of the underlying instrument is or rises above the exercise price of the call option, the instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). The potential for missing out on appreciation in an underlying instrument above the strike price related to writing call options is unlimited. If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument is below the exercise price of the call option, the call option typically will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.  Writing call options may result in frequent trading and a high portfolio turnover.

As long as a Fund’s obligation under a covered call option continues, the Fund retains the risk of loss should the price of the underlying security decline. If a Fund is unable to close out a covered call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.
The Funds may also write (sell) and purchase put options on underlying instruments such as securities, securities indices and other financial indices. When a Fund writes a put option, it is obligated to acquire an underlying instrument at a certain price at any time until a certain date if the purchaser decides to exercise the option.  A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying instrument at a price that may be higher than the market price of the underlying instrument. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.  When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.  There is a risk that the market price of an underlying security will not decrease below the strike price of the put option, in which the case a Fund will not benefit from having purchased the put option.
An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.  Securities index options have characteristics and risks similar to those of securities options. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.  To the extent a Fund uses options on indices as a hedging strategy, the options’ effectiveness will depend upon the extent to which the securities being hedged correlate with price movements in the selected securities indices.  Perfect correlation is not possible because the securities held by a Fund will not precisely match the composition of the securities indices on which options are available.
The Funds may use options on currencies.  The value of options on currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.
The Funds may purchase and write covered straddles on underlying instrument(s) such as securities, currencies or bond indices.  A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  A Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies.  A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that a Fund has written.  A Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies.  In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money” (to the buyer), that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.  Straddles involving currencies are subject to the same risks as other foreign currency options.
Regulatory Risks of Purchasing and Selling Derivatives.  Use of derivative instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”). Under CFTC Regulation 4.5, a Fund’s “commodity interests” (such as futures contracts, options on futures contracts and swaps) other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions for the Fund’s adviser to qualify for exclusion from registration as a commodity pool operator (“CPO”)). Further, to qualify for the exclusion in Regulation 4.5, a Fund may not hold itself out as a vehicle for trading commodity interests. CFTC guidance provides a multi-factor test with respect to the marketing restriction, with no single factor being dispositive, but with the greatest weight given to whether a fund explicitly offers a managed futures strategy. A Fund’s ability to use these instruments may be limited by tax considerations. See Appendix A: Tax Information. The Trust has claimed the exclusion on behalf of the Funds under CFTC Regulation 4.5 and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Funds.
The following information applies to the Real Estate Fund.  The Adviser is not registered as a CPO with respect to the Real Estate Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Adviser is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5.  The Real Estate Fund’s ability to invest in commodity interests may be limited by tax considerations.  See Appendix A: Tax Information.
A Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations.  A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount.  Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets.  As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of a Fund’s assets could impede portfolio management and decrease the Fund’s liquidity.
F. Swaps, Caps, Floors, and Collars.  A Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of buying a cap and a floor.  Caps, floors, collars and similar options are classified as swaps under the Dodd-Frank Act.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For additional information on centrally cleared swaps, see section “VII. Derivatives - C. Interest Rate Swaps.”
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this risk, the creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable.  If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Most OTC swap agreements into which a Fund enters provide for the obligations of the Fund and its counterparty to be netted.  Payments on centrally cleared swap agreements are also generally on a net basis.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each netted swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act.  The Funds will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by a Fund.  The Adviser and the Funds believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s restrictions on borrowing or senior securities.
G. Forward Commitments.  A Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis.  When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  When a Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.
Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.  The Funds will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of a Fund’s forward commitment transactions.  On the settlement date, the Funds will meet their obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than a Fund’s payment obligations).
Firm Commitments.  Securities may be purchased on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  A Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments.  A stand-by commitment involves the purchase of securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.  The primary purpose of this practice is to provide the Fund with liquidity as needed.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.  See section “VI. Standby Commitments”.

VIII.            Short Sales
Some of the Funds may sell a security they do not own, or in an amount greater than they own (i.e., make short sales). To effect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer. A Fund is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. A brokerage firm generally has the right to require a Fund to replace a borrowed security at any point in time, with minimal notice, regardless of whether the replacement of the security would cause a Fund to incur a loss or a gain on its trade. Until the security is replaced, a Fund is required to pay the lender any dividends on the borrowed security and typically is required to pay fees and/or interest.  A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
A Fund may also make short sales against-the-box, in which it sells short securities that it owns or has the right to obtain.
Short selling may expose a Fund to leverage. Short selling may amplify changes in a Fund’s NAV.  Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.
When a Fund is selling stocks short, it must maintain a segregated account of cash, cash instruments or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, a Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) which could disrupt the portfolio management of the Fund.  There is a risk that the lender or executing broker with whom a Fund posts collateral will be unable to return the collateral to a Fund when due or that they may be unable to pay any other money due to a Fund.
IX.                Repurchase Agreements
The Funds may invest in repurchase agreements.  A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price.  The borrower simultaneously agrees to repurchase that same security at a higher price on a future date.  The difference between the purchase price and the repurchase price effectively constitutes the payment of interest.  In a standard repurchase agreement, the securities, which serve as collateral, are transferred to a Fund’s custodian bank.  In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller.  In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement.  Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities.  The period of these repurchase agreements will usually be short, from overnight to one week.  The securities, which are subject to repurchase agreements, however, may have long maturities.  Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
X.                  Temporary Borrowing
The Funds may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  Borrowing may increase the risks of investing by increasing leverage and accentuating potential losses.
Interfund Lending.  Pursuant to an exemptive order issued by the SEC and subject to the Board’s approval of the corresponding Interfund Lending Program compliance procedures, the First Investors Funds may lend money to, and borrow money from one another pursuant to a master interfund lending agreement. Under the program, the Funds may lend or borrow money for temporary purposes, subject to the conditions of the SEC exemptive order. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
XI.                Temporary Defensive Investments

From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Funds may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than they otherwise would under their stated investment policies and strategies.  For a description of commercial paper and other short-debt instruments, see section “I. Debt Securities – A. Commercial Paper and Other Short-Term Investments.”  When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses.  For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see Section “I. Debt Securities – A. Commercial Paper and Other Short-Term Investments”, and Section “III. Foreign Securities Exposure.”

XII.              Cybersecurity Risk
With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Adviser, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES
In accordance with SEC regulatory requirements, each Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q.  These forms are publicly available on the SEC’s internet website (http://www.sec.gov).  In addition, the First Investors Life Series Government Cash Management Fund files a complete schedule of its portfolio holdings with the SEC on a monthly basis on Form N-MFP.  Form N-MFP is publicly available on the SEC’s website.  Each Fund (except the First Investors Life Series Government Cash Management Fund) also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. Each Fund also publishes its top ten holdings on a quarterly basis on the Foresters Financial website at www.foresters.com.  The First Investors Life Series Government Cash Management Fund also publishes its complete schedule of portfolio holdings on a monthly basis on the Foresters Financial website at www.foresters.com.
Until portfolio holdings information for the Funds is made public in Form N-CSR, in Form N-Q, in Form N-MFP, in a shareholder report, or on the Foresters Financial website, it is considered to be confidential.  Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).  Neither the Funds, FIMCO, any subadviser of the Funds, nor any access person of the Funds receives compensation in connection with the disclosure of information about portfolio securities.
Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds.  This is not considered a legitimate business need for the information.  If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR, N-MFP and N-Q filed with the SEC, and on the Foresters Financial website.
Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:
Service Provider	Service	Holding Access
FIMCO	Investment Adviser of the Funds.	Complete list on a daily basis with no lag time.
Investment Sub-Adviser	Investment sub-adviser of one or more Funds.	Complete list of holdings under investment sub-adviser’s management on a daily basis with no lag time.
The Bank of New York Mellon Corporation and its foreign sub-custodians	Funds’ custodian and foreign custody manager, and foreign sub-custodians.	Complete list on a daily basis with no lag time.
Tait, Weller & Baker	Funds’ independent public accounting firm.	Complete list on daily basis with no lag time.
KPMG LLP	FIMCO’s independent public accounting firm.	Complete list on daily basis with no lag time.
Broadridge Financial Solutions, Inc.	Provide performance and portfolio analytics reporting for the Funds.	Complete list on quarterly basis with a 30 day lag time.
FactSet Research Systems, Inc.	Provide performance and portfolio analytics reporting for the Funds.	Complete list on daily basis with no lag time.
Morningstar	Provide performance and portfolio analytics reporting for the Funds.	Complete list on quarterly basis with a 30 day lag time.
Bloomberg	Provide research and portfolio analytics reporting for the Funds.	Complete list on daily basis with no lag time.

Interactive Data Corp	Provide pricing service used for the Funds.	Complete list on daily basis with no lag time.
Standard & Poor’s Securities Evaluations, Inc.	Provide back-up pricing service for the Funds.	Complete list on weekly basis with no lag time.
Broadridge Investor Communication Solutions, Inc.	Proxy voting services employed by the Funds.	Complete list on daily basis with no lag time.
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Funds on an ad hoc basis.  These third parties include: broker-dealers, pricing services, issuers (or their agents), proxy voting research providers, parties who provide insurance for municipal securities that may be purchased by the Funds, legal counsel for the Funds, Independent Trustees of the Funds and legal counsel for the Independent Trustees of the Funds.  Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag.
The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Funds, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Funds’ adviser or subadvisers.
FIMCO employs the following policies on behalf of the Funds with respect to portfolio holdings information.  It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Funds.  FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Funds subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Funds and may not be used for trading in the Funds’ shares by the broker-dealer or its clients.  These conditions do not apply if the list is made publicly available.  The Chief Compliance Officer of the Funds may also make exceptions to these policies when it is in the best interests of the Funds or the Funds’ shareholders to do so.  Any potential conflicts of interest between a Fund or a Fund’s shareholders and the Fund’s investment adviser, principal underwriter, or their affiliates and affiliated persons that arise from the potential release of portfolio holdings shall be resolved by the Chief Compliance Officer of FIMCO and the Funds, in consultation with the Legal Department, in the best interests of the Fund’s shareholders.
The subadvisers for certain Funds, Vontobel Asset Management, Inc. (“Vontobel”), Smith Asset Management Group, L.P. (“Smith”), Muzinich & Co., Inc. (“Muzinich”) and Ziegler Capital Management, LLC (“ZCM”) use policies that comply with the policies of First Investors Funds.  Vontobel, aside from its disclosure of portfolio holdings information to broker-dealers that provide research and execution services to the Funds, will not disclose portfolio holdings information to third parties until such information is made public by the Funds.  Smith’s policies prohibit disclosing the portfolio holdings of a Fund to any person unless such disclosure has been approved by the Fund or such disclosure is reasonably necessary for Smith to provide investment advice to its clients.  Muzinich, aside from certain funds managed under the Muzinich name which Muzinich can use as representative portfolios, generally prohibits selective disclosure of portfolio holdings of other clients to preferred clients or prospects or unrelated parties on a real or near real time basis.  The obligation to safeguard sensitive client information would not preclude Muzinich from providing necessary information to, for example, persons providing services to Muzinich or any account such as brokers, accountants, custodians, and fund transfer agents, or in other circumstances when the client consents.  ZCM’s policies prohibit the sharing of non-public information about ZCM’s investment strategies, trading, and account holdings with third parties, except as is necessary to implement investment decisions and conduct other legitimate business.  To the extent a subadviser manages a Fund in accordance with a particular style that it uses for other clients, information about the holdings may be available to other clients or potential clients of the subadviser.
The Investment Compliance Department of the Funds’ Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Funds.  Any violations of these policies are reported to the Board of Trustees of the Funds on a quarterly basis.  The policies of the Funds’ sub-advisers are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Trustees of the Funds.
PORTFOLIO TURNOVER
Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  Securities with maturities or expirations of one year or less from the time of purchase are excluded from this calculation. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs.
MANAGEMENT OF THE FUNDS
A.	Advisory and Subadvisory Services.
Investment advisory services to each Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”), and its address is 40 Wall Street, New York, NY 10005.  FFHC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FFHC is a subsidiary of The Independent Order of Foresters (“IOF”).  IOF owns all of the voting common stock of FFHC, the parent company of FIMCO, Foresters Financial Services, Inc. (“FFS”) and Foresters Investor Services, Inc. (“FIS”) and therefore, IOF controls each of these FFHC affiliated companies.  IOF is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.
Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund’s operations, subject to review by the Trustees.  The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.
The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.
Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI.  Each Fund bears all expenses of its operations other than those assumed by the Adviser under the terms of its Advisory Agreement.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
FIMCO has an Investment Committee composed of the President of FIMCO, the Chief Investment Officer of FIMCO, and FIMCO’s Director of Research and Strategy.  The Investment Committee meets periodically with the portfolio managers of the First Investors Funds to review the performance of each of the Funds, the investment strategies that are being used to manage the Funds and recent additions to and deletions from the portfolios of the Funds.

Vontobel serves as the investment subadviser to the Life Series International Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Vontobel is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Vontobel a subadvisory fee with respect to the Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Vontobel will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
Smith serves as the investment subadviser to the Life Series Select Growth Fund pursuant to a separate subadvisory agreement ( “Subadvisory Agreement”).  Under the Subadvisory Agreement, Smith is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Smith a subadvisory fee, with respect to the Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Smith will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
Muzinich serves as the investment subadviser to the Life Series Fund For Income and a portion of each of the First Investors Life Series Balanced Income Fund, First Investors Life Series Investment Grade Fund, First Investors Life Series Limited Duration Bond Fund and the First Investors Life Series Total Return Fund, each a series of First Investors Life Series Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Muzinich is responsible for managing all or a portion of each Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Muzinich a subadvisory fee with respect to all or a portion of each Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution with respect to a Fund only so long as such continuance is approved annually by either the Board or a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated with respect to a Fund at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Muzinich will not be liable for any error or judgment or for any loss suffered by the Funds in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
ZCM serves as the investment subadvisor to the Life Series Covered Call Strategy Fund, a series of First Investors Life Series Funds, pursuant to a subadvisory agreement (the “Subadvisory Agreement”).  Under the Subadvisory Agreement, ZCM is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying ZCM a subadvisory fee with respect to the Fund, as set forth in Part I of this SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or the vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that ZCM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
B.	Codes of Ethics.
In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the Funds and, FIMCO have adopted a Code of Ethics to protect the Funds and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).
Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow fiduciary and ethical standards in all business and personal dealings which could affect the Funds or Other Advisory Clients.  The guiding principles for all Access Persons are to place the interests of the Funds and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Funds or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.
Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Funds, are subject to a number of restrictions on their personal trading activities.  Among other things, Access Persons, except the Independent Trustees, (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities, as defined in Rule 17j-1 under the 1940 Act, and investments in the First Investors Family of Funds; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered securities and investments in the First Investors Family of Funds via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Funds.  Subject to the restrictions discussed above, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the above Funds.
Vontobel has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other Access Persons.  Personnel subject to Vontobel’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Vontobel serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to pre-clearance procedures, reporting requirements and holding period rules.  Vontobel’s Code of Ethics also restricts personal securities transactions in private placements, initial public offerings and securities in which the Fund, for which Vontobel serves as subadviser, has a pending order.
Smith also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other Access Persons.  Personnel subject to Smith’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Smith serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to reporting requirements and holding period rules.  Smith’s Code of Ethics also restricts personal securities transactions in certain situations.
Muzinich also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other Access Persons.  Personnel subject to Muzinich’s Code of Ethics, among other things, must recognize and act in accordance with the concept that the interests of clients are paramount and take precedence over all others.  All employees sign onto Muzinich’s Code of Ethics in which they agree to submit brokerage statements for all of their securities and related holdings across all asset classes to the firm’s CCO.  All personal trades in new issues, limited offerings, and shares of companies that do not appear in certain well-recognized indices, require the prior approval of the firm’s CCO.  All personal holdings of 1940 Act registered funds managed or subadvised by Muzinich must be reported quarterly.  The company does not approve personal trades in corporate credit securities or loans except in cases of hardship where an exemption is granted by the Firm’s CCO.  Firm personnel may not trade in securities of any type issued by companies placed on the Firm’s “Restricted List” as they are companies in which the firm may have received material non-public information.

ZCM, which serves as subadviser to the Life Series Covered Call Strategy Fund, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to ZCM’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which ZCM serves as subadviser, subject to certain restrictions.  Unless an exception applies, these personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules.
C.	Proxy Voting Policies and Procedures.
The First Investors Family of Funds, which includes the Funds, have adopted policies and procedures for determining how proxies relating to portfolio securities held by the Funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the Funds, their shareholders, and their advisers, subadvisers, and other affiliated persons.  For Funds that are managed in whole or substantial part by FIMCO, the Board has approved the use of FIMCO’s proxy voting policies and procedures.  For each Fund that is managed by a subadviser with respect to substantially all of its assets, the Board has approved that subadviser’s proxy voting policies and procedures.  The proxy voting policies and procedures used by FIMCO are summarized below.  All proxies are required to be voted in accordance with the best interests of the Funds.  However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue.  Moreover, the Funds may not vote all proxies for a variety of reasons described below.
1.	FIMCO.
FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the Funds managed in whole or in substantial part by FIMCO to Broadridge Investor Communications Solutions, Inc. (“Broadridge”).  However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue.  FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO. FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”).  A copy of Glass Lewis’ Proxy Paper Guidelines is attached as Appendix B to Part II of this SAI.
If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.
2.	Vontobel.
Vontobel’s Proxy Voting Policies are attached as Appendix C to Part II of this SAI.
3.	Smith Group.
Smith Group’s Proxy Voting Guidelines are attached as Appendix D to Part II of this SAI.
4.	Muzinich.
Muzinich’s Proxy Voting Policies are attached as Appendix E to Part II of this SAI.
5.            ZCM
ZCM’s Proxy Voting Policies and Procedures are attached as Appendix F to Part II of this SAI.
6.            Situations Where Proxies May Not be Voted.
FIMCO, Vontobel, Smith, Muzinich and ZCM may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

7.            Proxy Voting Record of the Funds.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.
RESPONSIBILITIES OF THE BOARD OF THE FUNDS
Leadership Structure and Oversight Responsibilities.  There is one common Board of the Funds within the First Investors Family of Funds.  The Board is responsible for oversight of the Funds.  The Trust has engaged FIMCO to manage each Fund on a day-to-day basis.  The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds.  The Board currently is composed of five Trustees, all of whom are Independent Trustees.  The Board currently conducts regular meetings six times a year.  In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings.  The Independent Trustees meet regularly outside the presence of Fund management, in executive session.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters.  The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees).  Currently, all of the Independent Trustees serve on these committees.  The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee.  The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.
The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds.  Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur.  Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models.  Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers.  As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions.  The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers.  The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved.  Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, coordinating and facilitating the presentation of educational topics to the Trustees, coordinating and facilitating the Board’s annual self-assessment and reviewing Trustee compensation.  During the last fiscal year, the Governance Committee met once to discuss nominating, compensation and other matters.
When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o Foresters Investment Management Company, Inc., 40 Wall Street, New York, New York 10005.
The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met four times during the last fiscal year.
The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.  Additional information about the Trustees is included in Part I of this SAI.
Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She retired in 2013 as Chief Financial Officer and Executive Vice President at HSBC Insurance North America (2012-2013) and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.
Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.
Charles R. Barton, III.  Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006.  He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007.  In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider.  Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.
Arthur M. Scutro, Jr.  Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013.  In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries.  Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.

Mark R. Ward.  Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010.  He has over 32 years of experience in the accounting industry.  Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice.  Currently, Mr. Ward serves as a consultant with respect to accounting matters.
FINANCIAL INTERMEDIARY COMPENSATION
FIMCO and its affiliates (collectively, “Foresters Financial”) may use their own assets and resources, including profits from advisory or other fees paid by the Funds, to pay financial intermediaries, including insurance companies, and their affiliates, for marketing and promotional services.  In addition, Foresters Financial and the Funds may make payments to insurance companies and their affiliates and other financial intermediaries for administrative and shareholder related services.  The services covered by payments made by Foresters Financial and/or the Funds may include the provision of support in connection with the Funds; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; facilitation of the tabulation of variable annuity contract or life insurance policy owners’ votes in the event of a shareholder vote; maintenance of variable annuity contract and life insurance policy records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Funds or Foresters Financial as may be reasonably requested; provision of support services, including providing information about the Funds and answering questions concerning the Funds, including questions with respect to variable annuity contract or life insurance policy owners’ interests in one or more Funds; provision and administration of variable annuity contract or life insurance policy features for the benefit of owners in connection with the Funds, which may include fund transfers, purchase and redemption orders, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.  These payments also may cover certain expenses, such as set-up fees, and printing and mailing charges, incurred by such financial intermediaries, and their affiliates, in connection with their services.  These payments may provide financial intermediaries or their affiliates with an incentive to actively promote the Funds and, depending on the arrangements a financial intermediary may have in place with other mutual funds or their sponsors at any particular time, a financial intermediary may have a financial incentive to promote the Funds over other mutual fund options (or other Funds) available under a particular variable annuity contract or life insurance policy.
Additionally, from time to time, Foresters Financial may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for Foresters Financial’s attendance at investment forums sponsored by such firms, or Foresters Financial may co-sponsor such investment forums with such financial institutions.  Foresters Financial may also provide other non-cash compensation in the form of occasional meals, tickets or other entertainment, as well as small gifts to such firms’ representatives, as permitted by applicable law, rules and regulations.  Payments and reimbursements for such activities are derived from Foresters Financial’s own assets and are at no cost to the Funds.  These payments and reimbursements may be made from profits received by FIMCO and its affiliates from fees paid by the Funds.  Such activities may provide incentives to insurance companies to include the Funds as underlying investment options in variable annuity contract or life insurance policies and for financial intermediaries to sell such contracts or policies, which may include the Funds as underlying investments options.
DETERMINATION OF NET ASSET VALUE
All Funds Except the Life Series Government Cash Management Fund.
In calculating its net asset value (“NAV”), each Fund, other than the Life Series Government Cash Management Fund, generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices.  Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service.  If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the time as of which NAV is calculated), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund’s Board.  Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities may also be priced by pricing services approved by the Board.  The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  The pricing service, its methodology or the threshold may change from time to time.  In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default.
Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1).  Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV.  “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis.  Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.  For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.
Life Series Government Cash Management Fund.
The Life Series Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act.  To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund’s investments, some of which are discussed in the Fund’s Prospectus.  Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument.  The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account (unless the aggregate deviation between the Fund’s market value and amortized cost value exceeds ½ of 1% as discussed below) and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.  In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.
In accordance with Rule 2a-7, the Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.  Should that deviation exceed ½ of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations, or suspending redemptions and postponing payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.
Emergency Pricing Procedures For All Funds.
The Funds’ Board may suspend the determination of a Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.
In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Funds will apply the following procedures:
1.
The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing.  The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

2.
For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

(a)
In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FFS’s Edison, NJ offices prior to the regularly scheduled close of regular trading on the NYSE; and

(b)
In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FFS branch office or an authorized dealer prior to the regularly scheduled close of regular trading on the NYSE.

3.
If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

4.
On business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE
The Adviser and subadvisers (in the case of Funds that have subadvisers) have authority to select broker-dealers that are used to effect portfolio transactions for the Funds.  Portfolio transactions are generally structured as agency transactions or principal transactions.  In agency transactions, the Funds generally pay brokerage commissions.  In principal transactions, the Funds generally pay a dealer mark-up or selling concession.  In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission.  The Funds may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.
In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and/or subadviser considers, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available.  A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a subadviser, to the subadviser.  Additionally, the Adviser retains investment discretion over the accounts and may request the subadviser to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser.  Also, if approved by the Board of the Funds, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.
The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research.  Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services.  In other words, there is no separately stated charge for the research.  Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio.  The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it.  The broker-dealer in turn pays the third-party that is the original source of the research.
The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees.  The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service.  In other words, a Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds.  A subadviser may likewise use research obtained with commissions to service their other clients.
The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper Investment Management and iMoneyNet.  These services are used by the Adviser both for research and non-research purposes.  The Adviser allocates a portion of the Lipper Investment Management service to non-research use for the benefit of the Adviser, and the Adviser pays for this portion with hard dollars.  Both services are also used to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds, which the Adviser allocates to non-research use for the benefit of the Funds.  Each Fund pays the portion of the cost of these services in hard dollars or, for those Funds that acquire the services with commissions, the cost is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.
The Adviser or subadviser, as applicable, may combine transaction orders placed on behalf of a Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds.  The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares.  Moreover, no broker-dealer affiliated with FIMCO, Vontobel, Smith, Muzinich or ZCM participates in commissions generated by portfolio orders placed on behalf of any Fund to which FIMCO, Vontobel, Smith, Muzinich or ZCM serves as adviser or subadviser.

CREDIT RATINGS INFORMATION
S&P Global Ratings Long-Term Issue Credit Ratings.
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute; and
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely toweaken the obligor's capacity to meet its financial commitments on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Obligation Ratings.
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Inc. (“Fitch”) Long-Term Obligation Ratings.
The Primary Credit Rating Scales (those featuring the symbols ‘AAA’-‘D’ and ‘F1’-‘D’) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured and infrastructure and project finance debt markets.
AAA: Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Obligations rated CCC are deemed to have substantial credit risk. CCC ratings indicate that default is a real possibility.
CC: Obligations rated CC are deemed to have very high levels of credit risk. CC ratings indicate that default of some kind appears probable.
C: Obligations rated C are near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: A rating of RD denotes Restricted Default. Obligations rated RD indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: A rating of D denotes Default.  Obligations rated D indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ National Rating category, to categories below ‘CCC’, or to Short-Term National Ratings other than ‘F1’.
S&P Global Ratings Short-Term Issue Credit Ratings.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Credit Ratings.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Short-Term Credit Ratings.
Fitch Ratings’ short-term ratings are based on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: A rating of F1 indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.
F2: A rating of F2 indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3: A rating of F3 indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B: A rating of B indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
C: A rating of C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD: A rating of RD denotes Restricted Default.  It indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: A rating of D indicates actual or imminent payment default.
S&P Global Ratings Short-Term Municipal Note Credit Ratings.
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•            Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•            Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Moody’s Short-Term Municipal Debt and Demand Obligation Ratings.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION
Custodian.  The Bank of New York Mellon Corp. (“BNY Mellon”), One Wall Street, New York, NY 10286, is custodian of the securities and cash for each Fund.  BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.
Audits and Reports.  The accounts of the Funds are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.
Legal Counsel.  K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Funds.
Transfer Agent.  Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO, acts as transfer agent for the Funds.  The Transfer Agent’s telephone number is 1(800) 423-4026.
Shareholder and Trustee Liability.  The Trust is organized as a Delaware statutory trust.  The Declaration of Trust, of the Trust, contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.
The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote.  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION
The following is a general discussion of the federal tax law considerations affecting the First Investors Life Series Funds.
A.            Compliance with Subchapter M
Each Fund, which is treated as a separate corporation for federal tax purposes, either (1) has elected to be, and has qualified each taxable year for treatment as, a "regulated investment company" under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) or (2) if it had not completed a taxable year by the date of this SAI, will elect to be and will qualify each taxable year for treatment as a RIC.  To continue qualifying or to qualify for treatment as a RIC, a Fund must meet the following requirements each taxable year:
(1) The Fund must distribute to its shareholders for each taxable year at least the sum of (a) 90% of its investment company taxable income (consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss ("net short-term gain"), and net gains and losses from certain foreign currency transactions) plus (b) 90% of its net interest income excludable from gross income under section 103(a) of the Code, all determined without regard to any deduction for dividends paid (“Distribution Requirement”);
(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” ("i.e., a "publicly traded partnership" that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) ("QPTP”) (“Income Requirement”); and
(3) At the close of each quarter of the taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of that value and that does not represent more than 10% of the issuer’s outstanding voting securities (which, for those purposes, includes a QPTP’s equity securities), and (b) not more than 25% of that value be invested in (i) the securities (other than Government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).
If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
B.            Compliance with Subchapter L
Each Fund must also comply with the diversification requirements imposed on insurance company separate accounts by section 817(h) of the Code and the regulations thereunder (collectively, “Subchapter L”).  Those requirements, which are in addition to the Subchapter M Diversification Requirements, place certain limitations on the assets of each separate account — and of each Fund, because Subchapter L treats the assets of a Fund as assets
II-A-1

of the related separate account for those purposes — that may be invested in securities of a single issuer or a small number of issuers.
Specifically, Subchapter L provides that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the value of a separate account’s total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, Government securities, and securities of other RICs.
The failure of a Fund to satisfy the Subchapter L diversification requirements would result in taxation of Foresters Life Insurance and Annuity Company and treatment of its variable annuity contract holders and variable life insurance policy owners other than as described in the prospectuses of its separate accounts.  Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.
C.            Taxation of the Funds in General
Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the Maximum Capital Gain Rates on non-corporate shareholders’ “qualified dividend income” described above.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis in that stock as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
If a Fund invests in non-municipal zero coupon or other securities issued with OID, the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year.  Similarly, each Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any taxable OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
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Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as “qualifying” income under the Income Requirement.
Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index, but excluding listed options to buy or sell stock) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to section 1256 of the Code (each, a “section 1256 contract”).  Any section 1256 contract a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes.  Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
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The rules described in the preceding paragraph do not apply, however, if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle.  A qualified covered call option is defined as any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determines has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” and (4) gain or loss with respect to the option is not ordinary income or loss.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.  If a Fund allows a purchased call option to lapse, it will realize a capital loss.  If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

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APPENDIX B:
PROXY VOTING GUIDELINES
Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.

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2018

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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GLASS LEWIS

GUIDELINES INTRODUCTION	1
Summary of Changes for the 2018 United States Policy Guidelines	1

A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS	3
Election of Directors	3
Independence	3
Voting Recommendations on the Basis of Board Independence	5
Committee Independence	5
Independent Chair	5
Performance	6
Voting Recommendations on the Basis of Performance	7
Board Responsiveness	7
The Role of a Committee Chair	8
Audit Committees and Performance	9
Standards for Assessing the Audit Committee	9
Compensation Committee Performance	11
Nominating and Governance Committee Performance	13
Board-Level Risk Management Oversight	15
Environmental and Social Risk Oversight	16
Director Commitments	16
Other Considerations	17
Controlled Companies	18
Significant Shareholders	19
Governance Following an IPO or Spin-Off	19
Dual-Listed or Foreign Incorporated Companies	20
Mutual Fund Boards	20
Declassified Boards	21
Board Composition and Refreshment	22
Board Gender Diversity	22
Proxy Access	23
Majority Vote for the Election of Directors	23
The Plurality Vote Standard	23
Advantages of a Majority Vote Standard	24
Conflicting Proposals	24

I

TRANSPARENCY AND INTEGRITY IN FINANCIAL REPORTING	25
Auditor Ratification	25
Voting Recommendations on Auditor Ratification	25
Pension Accounting Issues	26

THE LINK BETWEEN COMPENSATION AND PERFORMANCE	27
Advisory Vote on Executive Compensation (“Say-on-Pay”)	27
Say-on-Pay Voting Recommendations	28
Company Responsiveness	29
Pay for Performance	29
Short-Term Incentives	30
Long-Term Incentives	30
Transitional and One-Off Awards	31
Recoupment Provisions (“Clawbacks”)	32
Hedging of Stock	32
Pledging of Stock	32
Compensation Consultant Independence	33
CEO Pay Ratio	33
Frequency of Say-on-Pay	34
Vote on Golden Parachute Arrangements	34
Equity-Based Compensation Plan Proposals	34
Option Exchanges	35
Option Backdating, Spring-Loading and Bullet-Dodging	36
Director Compensation Plans	37
Employee Stock Purchase Plans	37
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)	37

GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE	39
Anti-Takeover Measures	39
Poison Pills (Shareholder Rights Plans)	39
NOL Poison Pills	40
Fair Price Provisions	40
Reincorporation	41
Exclusive Forum and Fee-Shifting Bylaw Provisions	41
Authorized Shares	42
Advance Notice Requirements	43
Virtual Shareholder Meetings	43
Voting Structure	44
Dual-Class Share Structures	44

II

Cumulative Voting	44
Supermajority Vote Requirements	45
Transaction of Other Business	45
Anti-Greenmail Proposals	45
Mutual Funds: Investment Policies and Advisory Agreements	45
Real Estate Investment Trusts	46
Preferred Stock Issuances at REITs	46
Business Development Companies	46
Authorization to Sell Shares at a Price Below Net Asset Value	46

COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES	48

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2018 UNITED STATES POLICY GUIDELINES

BOARD GENDER DIVERSITY
We have added a discussion of how Glass Lewis considers gender diversity on boards of directors. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
In 2018, we will not make voting recommendations solely on the basis of the diversity of the board; rather, it will be one of many considerations we make when evaluating companies’ oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members, or have disclosed a plan to address the lack of diversity on the board.
DUAL-CLASS SHARE STRUCTURES
We have added a discussion of how Glass Lewis considers dual-class share structures when analyzing a company’s governance. Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders and that allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we have not changed our general approach; however, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.
BOARD RESPONSIVENESS
In light of evolving investor sentiment, we have clarified that we consider that the board generally has an imperative to respond to shareholder dissent from a proposal at an annual meeting of more than 20% of votes cast — particularly in the case of a compensation or director election proposal.
With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
1

VIRTUAL SHAREHOLDER MEETINGS
Glass Lewis is aware that a relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
DIRECTOR COMMITMENTS
While there is no change to our director overboarding policy, we have clarified our approach to evaluating outside commitments of directors who serve in executive roles other than CEO (e.g., executive chair). When determining whether to apply our limit of two total board memberships for public executives, we will evaluate the specific duties and responsibilities of their executive role in addition to the company’s disclosure regarding that director’s time commitments.
CEO PAY RATIO
We have added a discussion of the CEO Pay Ratio disclosure required beginning in 2018. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we believe the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.
PAY FOR PERFORMANCE
While there is no change to our pay-for-performance model, we have added clarification regarding the Glass Lewis grading system. Consistent with previous years, our pay-for-performance grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter grade, however, a “C” does not indicate a significant lapse; rather, a “C” in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned.
2

A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
INDEPENDENCE
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the
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1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
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company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value exceeds:
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$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

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$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

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1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
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3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.
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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.
VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.
In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
COMMITTEE INDEPENDENCE
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing require-ments for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.
INDEPENDENT CHAIR
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business
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8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.
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according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 47 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database
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10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).
11 Spencer Stuart Board Index, 2014, p. 23.
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of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]
2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.
All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.
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12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.
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With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:
●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
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Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.
THE ROLE OF A COMMITTEE CHAIR
Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:
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If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.
In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
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AUDIT COMMITTEES AND PERFORMANCE
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
STANDARDS FOR ASSESSING THE AUDIT COMMITTEE
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

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13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
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2.
The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.
Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

6.
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.
The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.
The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

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16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
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	●	The restatement involves fraud or manipulation by insiders;

	●	The restatement is accompanied by an SEC inquiry or investigation;

	●	The restatement involves revenue recognition;

	●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

	●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
COMPENSATION COMMITTEE PERFORMANCE
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation
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20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.
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consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.
When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21
1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

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21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

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5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]
NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE
The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)
Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.
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23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
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Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.
All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.
The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.
All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such
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24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.
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right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.
All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.
The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence
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30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
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of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.
ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT
Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.
DIRECTOR COMMITMENTS
We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.
Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
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35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.
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We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
OTHER CONSIDERATIONS
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:
1.
A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.
A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.
A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.
Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.
All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

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37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.
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Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39
CONTROLLED COMPANIES
We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1.
We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
●
We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.
Controlled companies do not need an independent chair or an independent lead or presiding director.  Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

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39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”
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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Board Responsiveness at Dual-Class Companies
With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
SIGNIFICANT SHAREHOLDERS
Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF
We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:
1.	The adoption of anti-takeover provisions such as a poison pill or classified board
2.	Supermajority vote requirements to amend governing documents
3.	The presence of exclusive forum or fee-shifting provisions
4.	Whether shareholders can call special meetings or act by written consent
5.	The voting standard provided for the election of directors
6.	The ability of shareholders to remove directors without cause
7.	The presence of evergreen provisions in the Company’s equity compensation arrangements
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8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest
In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.
In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
MUTUAL FUND BOARDS
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1.	Size of the board of directors — The board should be made up of between five and twenty directors.
2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.
3.	Independence of the audit committee — The audit committee should consist solely of independent directors.
4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1.
Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but

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in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2.
When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.
Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)

4.
Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42
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40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
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Shareholders have increasingly come to agree with this view. In 2016, 92% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.
Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
BOARD COMPOSITION AND REFRESHMENT
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.
While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
BOARD GENDER DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.45 As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.

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43 Spencer Stuart Board Index, 2016, p. 14.
44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.
45 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.
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In 2018, we will not make voting recommendations solely on the basis of the diversity of the board. Rather, it will be one of many considerations we make when evaluating companies’ oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members or have disclosed a plan to address the lack of diversity on the board.
PROXY ACCESS
In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.
While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2016, 88% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.46
THE PLURALITY VOTE STANDARD
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”
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46 Spencer Stuart Board Index, 2016, p. 12.
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ADVANTAGES OF A MAJORITY VOTE STANDARD
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.
CONFLICTING PROPOSALS
On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.
When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:
●	The nature of the underlying issue;
●	The benefit to shareholders from implementation of the proposal;
●	The materiality of the differences between the terms of the shareholder proposal and management proposal;
●	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and
●
A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”47
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.
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47 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
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Reasons why we may not recommend ratification of an auditor include:
1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.
Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[48]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.
Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
PENSION ACCOUNTING ISSUES
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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48 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.
Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:
●	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
●	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;
●	The quality and content of the company’s disclosure;
●	The quantum paid to executives; and
●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.
We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.
SAY-ON-PAY VOTING RECOMMENDATIONS
In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:
●	Inappropriate peer group and/or benchmarking issues;
●	Inadequate or no rationale for changes to peer groups;
●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;
●	Problematic contractual payments, such as guaranteed bonuses;
●	Targeting overall levels of compensation at higher than median without adequate justification;
●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;
●	Performance targets lowered without justification;
●	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
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●	Executive pay high relative to peers not justified by outstanding company performance; and
●	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 30).
In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.
Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.
COMPANY RESPONSIVENESS
At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.
PAY FOR PERFORMANCE
Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we rank companies based on a grade system. The grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter system, however, the letter “C” in the Glass Lewis grade system does not indicate a significant lapse; rather, a “C” in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned. This suggests that the company neither overpays nor underpays its executives relative to its comparator group.
The grades “A” and “B” are also designated to companies which align pay with performance. However, these grades indicate lower compensation levels relative to the market and to company performance. A “B” grade stems from slightly higher performance levels in comparison to market peers while executives earn relatively less than peers. Receiving an “A” in our analysis shows that the company is paying significantly less than peers while outperforming the comparator group.
A grade of “D” or “F” in our analysis is due to high pay and low performance relative to the comparator group. In our analysis, we differentiate between a disconnect between pay and performance, “D”, and a significant disconnect, “F”. An “F” grade in our analysis indicates that executives receive significantly higher compensation than peers while underperforming the market.
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We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.
SHORT-TERM INCENTIVES
A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.
Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.
Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.
LONG-TERM INCENTIVES
Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:
●	No re-testing or lowering of performance conditions;
●	Performance metrics that cannot be easily manipulated by management;
●	Two or more performance metrics;
●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
●	Performance periods of at least three years;
●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and
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●	Individual limits expressed as a percentage of base salary.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.
While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.
TRANSITIONAL AND ONE-OFF AWARDS
Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.
Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.
While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.
Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.
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RECOUPMENT PROVISIONS (“CLAWBACKS”)
We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.
Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.
These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.
HEDGING OF STOCK
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
PLEDGING OF STOCK
Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.
Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
●	The number of shares pledged;
●	The percentage executives’ pledged shares are of outstanding shares;

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●	The percentage executives’ pledged shares are of each executive’s shares and total assets;
●	Whether the pledged shares were purchased by the employee or granted by the company;
●	Whether there are different policies for purchased and granted shares;
●	Whether the granted shares were time-based or performance-based;
●	The overall governance profile of the company;
●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
●	The nature and cyclicality, if applicable, of the company’s industry;
●	The participation and eligibility of executives and employees in pledging;
●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
●	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.
We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.
CEO PAY RATIO
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.
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FREQUENCY OF SAY-ON-PAY
The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.
VOTE ON GOLDEN PARACHUTE ARRANGEMENTS
The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).
EQUITY-BASED COMPENSATION PLAN PROPOSALS
We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.
Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.
We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also
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closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.
We evaluate equity plans based on certain overarching principles:
●	Companies should seek more shares only when needed;
●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);
●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
●	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
●	The expected annual cost of the plan should be proportional to the business’s value;
●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
●	Plans should not permit re-pricing of stock options;
●	Plans should not contain excessively liberal administrative or payment terms;
●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
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There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:
●	Officers and board members cannot participate in the program;
●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.49
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
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49 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.
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Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
DIRECTOR COMPENSATION PLANS
Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.
EMPLOYEE STOCK PURCHASE PLANS
Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.
EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
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We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.
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Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES
POISON PILLS (SHAREHOLDER RIGHTS PLANS)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
●	The form of offer is not required to be an all-cash transaction;
●	The offer is not required to remain open for more than 90 business days;
●	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
●	There is no fairness opinion requirement; and
●	There is a low to no premium requirement.
Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

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NOL POISON PILLS
Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”50 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
FAIR PRICE PROVISIONS
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

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50 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.
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Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:
●	Is the board sufficiently independent?
●	Does the company have anti-takeover protections such as a poison pill or classified board in place?
●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
●	Do shareholders have the right to call special meetings of shareholders?
●	Are there other material governance issues of concern at the company?
●	Has the company’s performance matched or exceeded its peers in the past one and three years?
●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
●	Does the company have an independent chair?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS
Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should
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be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.
For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
1.
Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.
Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.
Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.
Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan,
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we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VIRTUAL SHAREHOLDER MEETINGS
A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
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VOTING STRUCTURE
DUAL-CLASS SHARE STRUCTURES
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.
With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.
When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
CUMULATIVE VOTING
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form
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of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
SUPERMAJORITY VOTE REQUIREMENTS
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
●	The terms of any amended advisory or sub-advisory agreement;
●	Any changes in the fee structure paid to the investment advisor; and
●	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
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In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.
REAL ESTATE INVESTMENT TRUSTS
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
PREFERRED STOCK ISSUANCES AT REITS
Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.
BUSINESS DEVELOPMENT COMPANIES
Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:
46

●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);
●	The proposed discount below NAV is minimal (ideally no greater than 20%);
●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.
47

Compensation, Environmental, Social and Governance Shareholder Initialtives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.
We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.
For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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North America

UNITED STATES

Headquarters
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Suite 3300
San Francisco, CA 94104
+1 415 678 4110
+1 888 800 7001

44 Wall Street
Suite 2001
New York, NY 10005
+1 212 797 3777

Europe

IRELAND
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+353 61 292 800

UNITED KINGDOM
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Suite 4.02
London, EC2R 5BJ
+44 207 653 8800

GERMANY
IVOX Glass Lewis
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+49 721 3549622

Asia Pacific

AUSTRALIA
CGI Glass Lewis
Suite 5.03, Level 5
255 George St
Sydney NSW 2000
+61 2 9299 9266

www.glasslewis.com

@GlassLewis

@CGIGlassLewis

@MeetyIConnect

Glass, Lewis & Co.

GLASS LEWIS

APPENDIX C:
PROXY VOTING GUIDELINES

Attached is a copy of Vontobel’s Proxy Voting Policies and Procedures.

II-C-1

Summary Policy for Voting Proxies 2015

Vontobel Asset Management, Inc.

Policy

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. Where a client has delegated to VAMUS the power to vote portfolio  securities in its portfolio, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following proxy voting procedures.
Procedures

The CCO or designee shall identify those client portfolios for which VAMUS  is responsible for voting proxies by reviewing the client’s IMA. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that portfolio.

Use of Third-Party Proxy Voting Service (ISS)

  VAMUS has retained Institutional Shareholder Services, Inc. (“ISS”), an independent third- party proxy voting service to provide research or other assistance with voting client proxies, and/or to vote client proxies outright only after VAMUS:

•	Obtains and reviews the proxy voting policies and procedures of ISS;
•	Determines that ISS has the capacity and competency to analyze proxy issues;
•	Obtains sufficient information from ISS initially and on an ongoing basis to conclude that they are independent and can make recommendations in an impartial manner;
•
Requires ISS  to disclose any relevant facts concerning its relationships, if any, with issuers of publicly traded securities that are the subject of the proxy (e.g., the amount of compensation the ISS receives from such issuers);

•	Obtains representations from ISS that it faced no conflict of interest with respect to recommendations or votes, and that it will promptly inform VAMUS if there is a conflict of interest; and
•	Obtains representations from ISS that no member of its staff providing services to issuers of publicly traded companies plays a role in the preparation of its analyses or vote on proxy issues.

Proxy Voting Guidelines & Conflicts of Interest

  VAMUS has elected to delegate the power to vote proxies related to client portfolios to ISS. Having made this delegation, VAMUS shall ensure that:

•         Proxies and ballots are delivered directly to ISS whenever feasible;

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Vontobel Asset Management, Inc.

•	Any proxies or ballots received by VAMUS are forwarded to ISS; and
•
ISS represents that prior to voting, it will verify whether its voting power is  subject to  any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

In most cases, client proxies will be voted in strict accordance with the recommendation of ISS, but VAMUS reserves the right to disagree or override a recommendation if it sees fit or if the firm is otherwise advised by the client in writing. In those instances, a memorandum will be written to document the research presented, discussion points and final decision regarding the vote. The CCO or designee shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall VAMUS take any action to countermand or affect a voting recommendation or decision by ISS if a conflict of interest exists between VAMUS and a client on a particular matter. Examples of situations where a conflict may exist include:

•	Business relationships, where VAMUS manages money for a public company or pension assets of the company;
•	Personal relationships, where a VAMUS person has a personal relationship with a public company’s officers, directors, or candidates for officer or directorship; and
•	Familial relationships, where a VAMUS person has a known familial relationship relating to a public company (e.g., a spouse is employed by a public company).

Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS  is involved. Conflicts of interest can arise in many other ways as well. Whenever VAMUS detects an actual or potential material conflict between the interests of a client and the interests of VAMUS, VAMUS will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve the conflict, provided such method results in a decision to vote the proxies that is solely based on the client’s best interests:

1.   Vote proxies based upon the original recommendation of ISS;
2.   Engage or request the client to engage another party to determine how the proxies should be voted; or
3.   Contact VAMUS’ clients for direction as to how to vote the proxies.

Whenever a conflict of interest is considered and resolved, the CCO or designee shall write a memorandum to document the research presented, discussion points and final decision regarding the vote. The CCO or designee shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Supervision of ISS

On an annual basis, the CCO or designee will obtain a certification or other information from

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Vontobel Asset Management, Inc.

ISS to ascertain whether ISS
(i) has the capacity and competency to adequately analyze proxy issues, (ii) remains independent and can make recommendations in an impartial manner, and (iii) is in compliance with all other contractual obligations. Additionally, the CCO or designee may periodically:

•
Verify that proxies for the securities held in client portfolios have been received and voted in a manner consistent with the proxy voting policies and procedures of ISS and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and
•	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.

VAMUS shall, in its Form ADV (a copy of which shall be distributed both initially and annually to each client), describe its proxy voting process and explain how clients can obtain information from VAMUS regarding how their securities were voted

Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036
Telephone: (212) 415-7000 www.vusa.com

                                        High Quality Growth at Sensible Prices.

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APPENDIX D:
PROXY VOTING GUIDELINES

Attached is a copy of Smith Asset Management Group, L.P.’s Voting Policies.

II-D-1

Smith Asset Management Group, L.P. Custom Policy Matrix

 2018 Proxy Voting Policy Update

www.issgovernance.com
© 2017 ISS | Institutional Shareholder Services
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2018 Custom Policy Matrix

AMERICAS	4

UNITED STATES	4

BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	4
Poison Pills	4
Problematic Compensation Practices	6
Director Attendance	8
VOTING CAPITAL/RESTRUCTURING	10
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	10
SHAREHOLDER PROPOSALS	11
Gender Pay Gaps	11
CANADA	13
BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	13
Gender Diversity (S&P/TSX Composite Index companies only)	13
Overboarding (TSX only)	15
BRAZIL	16
COMPENSATION	16
Equity Compensation Plans – Bonus Matching Plans	18
EUROPE, MIDDLE EAST & AFRICA (EMEA)	18
UK/IRELAND AND CONTINENTAL EUROPE	18
Overboarding	18
Virtual Meetings	19
CONTINENTAL EUROPE (EUROPEAN POLICY)	20
BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	20
Bundled Director Elections	23
Director Overboarding (Nordics Region)	24
Nomination Committee Composition (Sweden, Norway, and Finland)	25
CAPITAL STRUCTURE	27
Share Issuance Requests – General Issuances	27
ASIA PACIFIC	29

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2018 Custom Policy Matrix

ARTICLE AMENDMENTS	29
Establish Communist Party Committee (China)	29
Stock Option Programs for the Employee Stock Ownership Plan (South Korea)	29
BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	30
Election of Directors (Japan)	30
Election of Directors (Philippines)	33
CAPITAL STRUCTURE	35
Adjustments of Conversion Price of Outstanding Convertible Bonds (China and Hong Kong)	35
Capital Raising – Share Issuance Requests (China and Hong Kong)	36
Share Repurchase Plans (Singapore)	38
TAKEOVER DEFENSE	39
Poison Pills (Japan)	39
APPENDIX	41
UNITED STATES	41
Advisory Votes on Executive Compensation Pay-for-Performance Evaluation	41
ISS U.S. Categorization of Directors	42
CANADA	45
Pay for Performance Evaluation (TSX)	45
ISS Canadian Categorization of Directors (TSX and TSX-V)	47
ASIA PACIFIC	50
ISS Asia ex-Japan Categorization of Directors – China, Hong Kong, Singapore, India, and Taiwan	50

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2018 Custom Policy Matrix

AMERICAS
UNITED STATES

BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN
UNCONTESTED ELECTIONS

Poison Pills

Current ISS Policy: Vote against[1] or withhold from the entire board of directors (except new nominees[2], who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Poison Pills:
1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non- shareholder-approved poison pill; or
1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

›
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer’s rationale;

›	The issuer’s governance structure and practices; and

›	The issuer’s track record of accountability to shareholders.

Key Changes:

›
Under the updated policy, ISS will recommend against all board nominees, every year, at a company that maintains a long-term poison pill that has not been approved by shareholders. Therefore, members of annually- elected boards would receive adverse recommendations on an annual basis, rather than every three years.

----------------------
1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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2018 Custom Policy Matrix

Commitments to put a long-term pill to a vote the following year would no longer be considered a mitigating factor. Boards with 10-year pills currently grandfathered from 2009 would no longer be exempt and would receive against recommendations. With the sunset of grandfathering, there will also be no need to have a separate policy regarding deadhand or slowhand features since the few remaining deadhand/slowhand pills are non-shareholder approved and would be covered under the updated policy.

›
Short-term pill adoptions would continue to be assessed on a case-by-case basis, but the updated policy would focus more on the rationale for their adoption than on the company’s governance and track record. Renewals or extensions of an existing pill, as is the case under the current policy, will not receive the case-by-case assessment.

›	The intent of the updated policy is to simplify ISS’ approach to poison pills, and to strengthen the principle that poison pills should be approved by shareholders in a timely fashion.

New ISS Policy: Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Poison Pills: Vote against/withhold from all nominees if:

›
The company has a poison pill that was not approved by shareholders[3]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Current SAMG Policy:
Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Poison Pills:
1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

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3 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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2018 Custom Policy Matrix

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
●
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

●	The issuer’s rationale;

●	The issuer’s governance structure and practices; and

●	The issuer’s track record of accountability to shareholders.

New SAMG Policy:
Adopt ISS recommendation

Problematic Compensation Practices

Current ISS Policy: In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12. There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13. The company maintains significant problematic pay practices;
1.14. The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15. The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16. The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17. The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

›	The company’s response, including:

›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

›	Specific actions taken to address the issues that contributed to the low level of support;

›	Other recent compensation actions taken by the company;

›	Whether the issues raised are recurring or isolated;

›	The company’s ownership structure; and

›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Key Changes:
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2018 Custom Policy Matrix

›
One-time transfers of stock options: Non-shareholder approved transfer of stock options are rare; so a separate policy is unnecessary. Should such a transfer occur, it would be treated as a problematic pay practice.

›
Burn rate commitments: With the introduction of the Equity Plan Scorecard several years ago, ISS stopped considering new 3-year burn commitments in our vote recommendations on equity plans. The last of the remaining 3-year burn rate commitments ended in the fall of 2017, so the policy can be removed.

›
Lack of Say-on-Pay ballot item: Not all companies in the US are legally required to have an Advisory Vote on Executive Compensation (say-on -pay) on their ballot. For example, non-SEC registrants, Foreign Private Issuers, Emerging Growth Companies under the JOBS Act, and companies registered under the Investment Company Act, are exempt. When companies do not have the say on pay on their ballot and do not have a legal basis for its exclusion, ISS has been recommending against the election of the Compensation Committee members. This is a codification of existing practice.

›
Lack of Say-on-Pay Frequency ballot item: In 2017, the large companies who held their initial say-on-pay frequency votes in 2011 were once again  required to include it on their ballot in 2017, as the frequency issue needs to be put to a shareholder vote at least once every six years under the SEC’s rules. Many companies inadvertently omitted it, and ISS has been reaching out to companies that lacked the ballot item so that they could add it to the agenda if required. Over 30 companies refiled their proxy statements or filed supplemental materials to add the frequency vote to their ballots. For the companies that did not add it and did not have a legal basis for its absence, if they were on a biennial or triennial frequency, ISS recommended against their Say on Pay resolution or, in its absence, against members of their Compensation Committees, as these boards did not provide shareholders with opportunities to adopt a different frequency. There was not an adverse vote recommendation if the company failed to timely present a frequency proposal but maintained an annual frequency.

›
Excessive non-employee director compensation: ISS is introducing a policy that provides for adverse vote recommendations for board/ committee members who are responsible for approving/setting NED compensation when there is a recurring pattern (i.e. two or more consecutive years) of excessive NED pay magnitude without a compelling rationale or other mitigating factors. The new policy update will not impact vote recommendations in 2018. Going forward, negative recommendations would be triggered only after a pattern of excessive NED pay is identified in consecutive years.

New ISS Policy: In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders;
›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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2018 Custom Policy Matrix

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Current SAMG Policy:
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.12. There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13. The company maintains significant problematic pay practices;
1.14. The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15. The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16. The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17. The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

●	The company’s response, including:

	o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
	o	Specific actions taken to address the issues that contributed to the low level of support;
	o	Other recent compensation actions taken by the company;

●	Whether the issues raised are recurring or isolated;

●	The company’s ownership structure; and

●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

New SAMG Policy:
Adopt ISS recommendation

Director Attendance

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2018 Custom Policy Matrix

Current ISS Policy: Generally vote for director nominees, except under the following circumstances:

Attendance at Board and Committee Meetings:

Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Key Changes:

›
Amend policy to exempt partial-year “new” board appointees from the attendance policy without examining on a case-by-case basis the company’s supplemental disclosure of any pre-existing schedule conflicts at the time of appointment.

New ISS Policy: Generally vote for director nominees, except under the following circumstances:

Attendance at Board and Committee Meetings:

Generally vote against or withhold from directors (except new nominees5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Current SAMG Policy:
Generally vote FOR director nominees, except under the following circumstances:

----------------------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
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Attendance at Board and Committee Meetings:

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered case-by- case) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

●	Medical issues/illness;
●	Family emergencies; and
●	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

New SAMG Policy:
Adopt ISS recommendation

VOTING CAPITAL/RESTRUCTURING

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Current ISS Policy: No formal policy.

Key Changes:

›
ISS has seen an increase in the number of special purpose acquisition companies (SPAC) transaction proposals and, thus, there has been an increase in the number of SPAC extension requests. The adoption of a formal policy will provide clients and issuers with guidance on the factors that ISS considers and how ISS will evaluate SPAC extension proposals.

New ISS Policy: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the

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time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Current SAMG Policy:
SAMG leverages ISS Benchmark vote recommendation for special purpose acquisition companies (SPAC) transaction proposals.

“Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

● Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

● Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

● Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

● Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

● Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

● Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

● Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?”

New SAMG Policy:
Adopt ISS recommendation

SHAREHOLDER PROPOSALS

Gender Pay Gaps

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Current ISS Policy: No formal policy.

Key Changes:
›
Introduce a new policy to address shareholder proposals related to gender pay gaps, specifically on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any existing gender pay gaps. The new policy provides more clarity regarding ISS’ approach to gender pay gap proposals as the number of shareholder proposals filed on the topic is likely to grow.

New ISS Policy: Generally vote case-by-case on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Current SAMG Policy:
Current SAMG policy does not directly address this issue. However, current SAMG policy has a global approach on social issues:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
●	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

In addition, current SAMG policy has an approach regarding Equality of Opportunity.

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

●	The company publicly discloses its comprehensive equal opportunity policies and initiatives;
●	The company already publicly discloses comprehensive workforce diversity data; and
●	The company has no recent significant EEO-related violations or litigation.

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Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

New SAMG Policy:
Adopt ISS recommendation

CANADA
BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN
UNCONTESTED ELECTIONS

Gender Diversity (S&P/TSX Composite Index companies only)

Current ISS Policy: No formal policy.

Key Changes:

›
Introduce a new policy on board gender diversity that will be applicable in 2018 to S&P/TSX Composite Index companies and in 2019 to non-Composite Index issuers. Under the new policy, if: i) a company has not adopted a formal written gender diversity policy*; and ii) no female directors serve on its board; then ISS will generally recommend withhold votes for the Chair of the Nominating Committee or the chair of the committee designated with the responsibility of a nominating committee, or the chair of the board if no nominating committee has been identified or no chair of such committee has been identified.

›
This policy will not apply to companies with four or fewer directors, to companies that have become publicly-listed within the current or prior fiscal year or companies that have graduated from the TSX Venture exchange within the current or prior fiscal year.

New ISS Policy: For S&P/TSX Composite Index companies, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:

The company has not disclosed a formal written gender diversity policy*; and There are zero female directors on the board of directors.

This policy will be applied to all TSX Companies starting in Feb 2019.

*Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively

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implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.

The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.

When determining a company’s commitment to board gender diversity, consideration will also be given to the board’s disclosed approach to considering gender diversity in executive officer positions and stated goals or targets or programs and processes for advancing women in executive officer roles, and how the success of such programs and processes is monitored.

Exemptions:

This policy will not apply to:
›	Newly publicly listed companies within the current or prior fiscal year;
›	Companies that have transitioned from the TSXV within the current or prior fiscal year; or
›	Companies with four or fewer directors.

Current SAMG Policy:
Current SAMG policy does not address this issue. However, SAMG has the following guidelines on director elections:

“Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.4.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.5.	Failure to replace management as appropriate; or
1.6.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

1.7.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
1.8.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
1.9.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
1.10.	Independent directors make up less than a majority of the directors.”

New SAMG Policy:

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Adopt ISS recommendation

Overboarding (TSX only)

Current ISS Policy: Generally vote withhold for individual director nominees if:
Irrespective of whether the company has adopted a majority voting director resignation policy, the director is overboarded AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.
Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

Key Changes:

›
Under the updated policy, director attendance will no longer be a factor in the analysis and the overboarded limits will be adjusted. After a one-year transition period to February 2019, ISS would generally recommend voting withhold for non-CEO director nominees who sit on more than five public company boards, and recommend voting withhold for CEO director nominees at their outside boards, where they sit on the board of more than two public companies besides the company for which they serve as CEO.

›
Additionally, although a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

New ISS Policy: (in effect until January 31, 2019): Generally vote withhold for individual director nominees if: Irrespective of whether the company has adopted a majority voting director resignation policy, the director is overboarded[6]  AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

For meetings on or after February 1, 2019, generally vote withhold for individual director nominees who:
›	Are non-CEO directors and serve on more than five public company boards; or
›	Are CEOs of public companies who serve on the board of more than two public company besides their own – withhold only at their outside boards[7].

Current SAMG Policy:
Current SAMG policy does not directly address this issue specifically for the Canadian market. However, SAMG has the following guidelines on directors.

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6 “Overboarded” is defined by ISS as: a CEO of a public company who sits on more than 1 outside public company board in addition to the company of which he/she is CEO, OR the director is not a CEO of a public company and sits on more than 4 public company boards in total.
7 Although a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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Generally vote against or withhold from individual directors who:

● Sit on more than five public company boards; or

●        Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

New SAMG Policy:
Adopt ISS recommendation

BRAZIL
COMPENSATION

Equity Compensation Plans – Bonus Matching Plans
Current ISS Policy: No formal policy.

Key Changes:
›	Introduce a formal policy on share matching plans as a result of their recent adoption as a new equity compensation format in the market.

›
New policy contains conditions including: ratio between the plan’s participant and the matching shares granted by the company, and a minimum lock-up period for the shares initially acquired by the plan’s participant and the price to be paid for the acquired shares under the plan.

New ISS Policy: ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

Practically all of the plans presented since the implementation of the 2009 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS’ assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

Vote against a stock option plan and/or restricted share plan, or an amendment to the plan, if:

›	The plan lacks a minimum vesting cycle of three years;
›
The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;

›
The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

›	Directors eligible to receive options under the scheme are involved in the administration of the plan.

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Specifically for share matching plans, in addition to the abovementioned factors, vote against the plan, or an amendment to the plan, if:

›	The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, ISS will recommend against the plan if:

›	The shares of the initial investment may be purchased by the participant at a discount to the market price;
›	The initial investment is made using resources other than the annual variable remuneration received by the participant; or
›	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

Current SAMG Policy:
Current SAMG policy does not directly address this issue for the Brazilian market. However, current SAMG policy votes case-by-case on equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

●	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

●	Automatic single-triggered award vesting upon a change in control (CIC);
●	Discretionary vesting authority;
●	Liberal share recycling on various award types;
●	Minimum vesting period for grants made under the plan.

Grant Practices:

●	The company’s three year burn rate relative to its industry/market cap peers;
●	Vesting requirements in most recent CEO equity grants (3-year look-back);
●	An additional version of the model will also be developed for companies that recently IPO’d or emerged from bankruptcy, where the burn-rate factor does not apply, per current policy.
●	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;
●	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
●	Whether the company maintains a claw-back policy;
●	Whether the company has established post exercise/vesting share-holding requirements.

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Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

●	Awards may vest in connection with a liberal change-of-control definition;
●
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

●	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
●	Any other plan features are determined to have a significant negative impact on shareholder interests.

New SAMG Policy:
Adopt ISS recommendation

EUROPE, MIDDLE EAST & AFRICA (EMEA)
UK/IRELAND AND CONTINENTAL EUROPE

BOARD OF DIRECTORS – VOTING ON DIRECTOR NOMINEES
IN UNCONTESTED ELECTIONS

Overboarding

Current ISS Policy: Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

›	Directors who hold more than five non-chair non-executive director positions.
›
A non-executive chairman who, in addition to this role, holds (i) more than three non-chair non-executive director positions, (ii) more than one other non-executive chair position and one non-chair non-executive director position, or (iii) any executive position.

›	Executive directors holding (i) more than two non-chair non-executive director positions, (ii) any other executive positions, or (iii) any non-executive chair position.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. The same is also valid for chairmen, except (i) where they exclusively hold other chair and/or executive positions or (ii) where they are elected as chairman for the first time.

Key Changes:
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› As part of ISS’ existing benchmark policy on overboarding, negative recommendations may now be applied towards chairmen when, in aggregate, their chair positions are three or more in number.

New ISS Policy: Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

›
Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

›	Also, any person who holds the position of executive director (or a comparable role) at one company and a non- executive chairman at a different company will be classified as overboarded.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held but the chair position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Current SAMG Policy:
Current SAMG policy does not directly address this issue specifically for these markets. However, SAMG has the following guidelines on director elections. SAMG will generally vote against or withhold from individual directors who:

●	Sit on more than five public company boards; or
●	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

New SAMG Policy:
Adopt ISS recommendation

Virtual Meetings
Current ISS Policy: No formal policy.

Key Changes:

›	Introduce a formal policy on proposals granting authorization for the convening of virtual (i.e. non-physical) shareholder meetings.

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New ISS Policy: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Current SAMG Policy:
This is a newly formulated policy and is currently not addressed in the SAMG policy. However, SAMG supports proposals that are routine in nature.

New SAMG Policy:
Adopt ISS recommendation

CONTINENTAL EUROPE (EUROPEAN POLICY)

BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES
IN UNCONTESTED ELECTIONS

Director Elections – Board Independence at Non-Widely Held Companies

Current ISS Policy: Independence will be determined according to ISS’ European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies8, unless there is a majority shareholder:

›	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:
›	Fewer than 50 percent of the board members elected by shareholders, excluding, where relevant, employee shareholder representatives, would be independent, or
›	Fewer than one-third of all board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

----------------------
8 Widely held companies are interpreted as:
› Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
› For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
› For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index

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›
In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees ISS considers best suited to add value for shareholders based, as applicable, on ISS European policies.

›
For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. ISS will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

›
Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

›
Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

›
However, in markets where the local corporate governance code addresses board independence at controlled companies, ISS will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Key Changes:
›	Introduce a new board independence policy for non-widely held companies intended to align with investors’ views and evolving expectations in many European markets.
›
The policy on board independence at non-widely held companies will come into effect in February 2019 following a one-year transition period. In 2018, warning language will appear in the analysis of director elections at non-widely held companies where the board does not meet the minimum independence threshold foreseen in the voting policy.

New ISS Policy: Independence will be determined according to  ISS’ European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

Voting policies

Widely-held companies

A. Non-controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

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1.	Fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent; or

2.	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.
B. Controlled companies
Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Voting sanctions will be applied under this policy from February 2019.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, and Luxembourg, this is based on membership on a local blue chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.
Current SAMG Policy:
Current SAMG policy does not address this issue specifically for Continental Europe. However, SAMG has the following guidelines on director elections.

“Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.4.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.5.	Failure to replace management as appropriate; or
1.6.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

1.7.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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1.8.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
1.9.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
1.10	Independent directors make up less than a majority of the directors.”

New SAMG Policy:
Adopt ISS recommendation

Bundled Director Elections

Current ISS Policy: Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, and Slovenia, and Spain vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

Key Changes:
›
Introduce a market carveout for voting on bundled director elections in Poland, evaluating such proposals on a case-by-case basis, favoring bundled director elections for Polish companies that exceed market practice by disclosing nominee names to shareholders on a timely basis.

›	Formally remove Spain from list of European markets where slate director elections is an established market practice, as individual elections have been mandated in Spain since 2015.

New ISS Policy: Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.
*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Current SAMG Policy:
Current SAMG policy does not address this issue specifically for Continental Europe. However, SAMG has the following guidelines on director elections.

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“Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.4.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.5.	Failure to replace management as appropriate; or
1.6.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

1.7.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
1.8.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
1.9.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
1.10.	Independent directors make up less than a majority of the directors.”

New SAMG Policy:
Adopt ISS recommendation

Director Overboarding (Nordics Region)

Current ISS Policy: In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely-held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or as defined by the following guidelines:

›	Directors who hold more than five non-chair non-executive director positions.
›
A non-executive chairman who, in addition to this role, holds (i) more than three non-chair non-executive director positions, (ii) more than one other non-executive chair position and one non-chair non-executive director position, or (iii) any executive position.

›	Executive directors or those in comparable roles holding (i) more than two non-chair non-executive director positions, (ii) any other executive positions, or (iii) any non-executive chair position.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. The same is also valid for chairmen, except (i) where they exclusively hold other chair and/or executive positions, or (ii) where they are elected as chairman for the first time.

Key Changes:

›	Harmonize the overboarding policy across continental Europe by including Denmark, Finland, Norway and Sweden, thereby removing policy carveouts for such markets.

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›	Updated policy simplifies the definition of overboarded directors, and includes changes in respect of the appointment/reappointment of the board chairman.

New ISS Policy: In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, at widely-held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:

Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates. Also, any person who holds the position of executive director (or a comparable role) at one company and a non- executive chairman at a different company will be classified as overboarded.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Current SAMG Policy:
Current SAMG policy does not directly address this issue specifically for Nordic Regions. However, SAMG has the following guidelines on director overboarding:

Generally vote against or withhold from individual directors who:

● Sit on more than five public company boards; or
● Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

New SAMG Policy:
Adopt ISS recommendation

Nomination Committee Composition (Sweden, Norway, and Finland)

Current ISS Policy: Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

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Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1.	A member of the executive management would be a member of the committee;
2.	More than one board member who is dependent on a major shareholder would be on the committee; or
3.	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Key Changes:
›
Update the existing ISS European benchmark policy to recommend voting against proposals regarding the election of committee members (in the case of an election) or the approval of the principles for the establishment of the committee when no information on the names or principles have been disclosed.

New ISS Policy: Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1.	A member of the executive management would be a member of the committee;
2.	More than one board member who is dependent on a major shareholder would be on the committee; or
3.	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Current SAMG Policy:
Current SAMG policy does not address this issue specifically for Sweden, Norway, and Finland. However, SAMG has the following guidelines on director elections.

“Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.4.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

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1.5.	Failure to replace management as appropriate; or
1.6.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

1.7.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
1.8.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
1.9.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
1.10.	Independent directors make up less than a majority of the directors.”

New SAMG Policy:
Adopt ISS recommendation

CAPITAL STRUCTURE
Share Issuance Requests – General Issuances

Current ISS Policy: Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

›	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
›
Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

Key Changes:

›
After a one-year transition period to February 2019, the updated policy will reduce the potential dilution limits for general share issuance requests in Continental Europe to 10 percent without preemptive rights and 50 percent with preemptive rights, respectively.

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New ISS Policy: Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in Feb 2019, the maximum will be 50 percent.

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in Feb 2019, the maximum will be 10 percent.

For French companies:

›	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
›
Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

Current SAMG Policy:
SAMG does not directly address this issue specifically for Continental Europe. However, SAMG has the following guidelines:

“Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:
	o	The company’s use of authorized shares during the last three years
●	The Current Request:
	o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
	o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by SAMG (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.”

›

New SAMG Policy:
Adopt ISS recommendation

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ASIA PACIFIC
ARTICLE AMENDMENTS

Establish Communist Party Committee (China)

Current ISS Policy: No formal policy.

Key Changes:
›	Introduce a policy on proposals to amend articles/bylaws to provide for the establishment of a Party Committee.

New ISS Policy: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for board accountability and transparency to shareholders.

Discussion: Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees’ members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company’s board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

Current SAMG Policy:
SAMG does not directly address this issue as this is a newly formulated policy. However, SAMG has the following guidelines under shareholder rights and defenses:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

New SAMG Policy:
Adopt ISS recommendation

Stock Option Programs for the Employee Stock Ownership Plan (South Korea)

Current ISS Policy: No formal policy.

Key Changes:

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›	Introduce a policy on proposals to approve article amendments to establish stock option programs for the Employee Stock Ownership Plan.

New ISS Policy: Generally vote for article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

›
The company explicitly states that shareholders’ approval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the earliest general meeting; and

›	The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Current SAMG Policy:
Current SAMG policy does not directly address this issue specifically for the South Korean market. However, SAMG has the following guidelines:

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

New SAMG Policy:
Adopt ISS recommendation

BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN
UNCONTESTED ELECTIONS

Election of Directors (Japan)

Current ISS Policy: ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure[9].

1. At companies with a statutory auditory structure: vote for the election of directors, except:

----------------------
9 The director election policy for companies with a board with audit committee structure will be applied to the election of executive directors and supervisory directors at real estate investment trusts (REITs), to the extent that the information necessary to apply the policy is disclosed.

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›
Top executive(s)[10] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)[11], unless an improvement[12] is observed;

›	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;
›
Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

›	An outside director nominee who attended less than 75 percent of board meetings during the year under review[13]; or
›
Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[14] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2. At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:
›	An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or
›
Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

3. At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

›	An outside director nominee who is also nominated as an audit committee member[15] is regarded as non- independent based on ISS independence criteria for Japan.

Key Changes:
›
Beginning in February 2019, after a one-year transition period, ISS is introducing a new policy to recommend a vote against top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.

›	New policy will be applied only to companies with three committees or with an audit committee, because these governance structures, by design, are intended to separate management and supervision.

›	New policy aims to reflect the accelerating trend and recognizes that the level of outside directors is increasingly being held to standards comparable to global peers.

----------------------
10 In most cases, the top executive will be the “shacho” (president). However, there are companies where the decision-making authority also rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).
11 Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.
12 Improvement is defined as ROE of five percent or greater for the most recent fiscal year.
13 The attendance of inside directors is not disclosed in Japan. For companies with a three-committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.
14 Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.
15 Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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New ISS Policy: ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.              At companies with a statutory auditory structure: vote for the election of directors, except:
›
Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;

›	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;
›
Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

›	An outside director nominee who attended less than 75 percent of board meetings during the year under review; or
›
Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2.               At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:
›	Where an outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent;
›	For meetings on or after Feb 1, 2019, top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors; or
›
Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

3.              At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:
›	Where an outside director nominee who is also nominated as an audit committee member is regarded as non- independent based on ISS independence criteria for Japan; or
›	For meetings on or after Feb 1, 2019, top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.[16]

Current SAMG Policy:
Current SAMG policy does not address this issue specifically for Japan. However, SAMG has the following guidelines on director elections.

“Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.4.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.5.	Failure to replace management as appropriate; or

----------------------
16 To give companies time to recruit additional qualified outside director candidates, the policy will not be implemented until February 2019.

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1.6.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

1.7.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
1.8.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
1.9.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
1.10.	Independent directors make up less than a majority of the directors.”

New SAMG Policy:
Adopt ISS recommendation

Election of Directors (Philippines)

Current ISS Policy: For Philippines, vote for the election of a board-nominated candidate unless:

›
He/she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies;
›	The director has served on the board for less than a year; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

›	He/she is a non-independent director nominee and independent directors represent less than the higher of three independent directors or 30 percent of the board.

In accordance with local standards, in determining whether the required percentage of independent directors is satisfied, the total number of directors is multiplied by 30 percent and the product is rounded down to the nearest whole number. For example, a thirteen-director board with three independent satisfies the board independent requirement, even though the board is only 21.4-percent independent.
In making these recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

Key Change:

›
Align the director election policy in the Philippines with that of other Asia Pacific markets, as well as with updated local regulations. The Code of Corporate Governance for Publicly Listed Companies 2016, released by the Securities and Exchange Commission (SEC), requires that independent directors represent the higher of three independent directors or one-third of the board.

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New ISS Policy: For Philippines, vote for the election of a board-nominated candidate unless:

›
He/she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies;
›	The director has served on the board for less than a year; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

›	He/she is a non-independent director nominee and independent directors represent less than the higher of three independent directors or one-third of the board.

In making these recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

Current SAMG Policy:
Current SAMG policy does not address this issue specifically for Philippines. However, SAMG has the following guidelines on director elections.

“Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

1.11.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
1.12.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
1.13.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
1.14.	Independent directors make up less than a majority of the directors.”

“Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE- BY-CASE) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

	o	Medical issues/illness;
	o	Family emergencies; and
	o	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.”

“Vote AGAINST or WITHHOLD from individual directors who:

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1.15.	Sit on more than six public company boards; or
1.16.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.”

“Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
1.18.	Failure to replace management as appropriate; or
1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.”

“Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

●	Long-term financial performance of the target company relative to its industry;
●	Management’s track record;
●	Background to the proxy contest;
●	Qualifications of director nominees (both slates);
●	Strategic plan of dissident slate and quality of critique against management;
●	Likelihood that the proposed goals and objectives can be achieved (both slates);
●	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above. "

New SAMG Policy:
Adopt ISS recommendation

CAPITAL STRUCTURE

Adjustments of Conversion Price of Outstanding Convertible Bonds (China and Hong Kong)

Current ISS Policy: No formal policy.

Key Change:

›
Adopt a new policy for proposals seeking shareholder approval to adjust downward the conversion price of outstanding convertible bonds for A shares, to ensure that existing shareholders would be protected from potential excessive dilution.

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New ISS Policy: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Current SAMG Policy:
Current SAMG policy does not directly address this issue specifically for China and Hong Kong. However, current SAMG policy has the following guidelines for conversion of securities.

“Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.”

New SAMG Policy:
Adopt ISS recommendation

Capital Raising – Share Issuance Requests (China and Hong Kong)

Current ISS Policy: Vote case-by-case on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion
Share issuance requests allow companies to issue shares to raise funds for general financing purposes. CSRC stipulates in a document titled "Measures for the Administration of the Issuance of Securities by Listed Companies 2006" that:
›
The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued, and a successful rights offering shall have subscription rate no less than 70 percent;

›	Share issuances via a private placement shall be issued to not more than 10 specific parties;
›	The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the benchmark date;
›	The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

Key Changes:
›
ISS benchmark policy is updated with additional market context considering an increasing number of rights issuance proposals in the face of tightened regulations on equity financing via private share placements, as well as the potential concerns.

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›	Policy language detailing private share placements is amended to reflect the new development in regulations on pricing reference, dilution cap and cooling-off period from the last share issuance.

New ISS Policy: Vote case-by-case on share issuance requests, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion
Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

›	The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued; and

›
A successful rights offering shall have a subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

›	Share issuances via a private placement shall be issued to not more than 10 specific parties;
›	The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;
›	The lock-up period of the shares shall be 12 months for unaffiliated investors and 36 months for the controlling shareholder and actual controlling person of the company;
›	A cooling-off period of at least 18 months from the last share issuance should be in place;
›	The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

Current SAMG Policy:
SAMG does not directly address general share issuance requests specifically for Singapore and Hong Kong. However, SAMG provides the following guidelines.

“Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:
	o	The company's use of authorized shares during the last three years
●	The Current Request:

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o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o
The dilutive impact of the request as determined by an allowable increase calculated by SAMG (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.”

New SAMG Policy:
Adopt ISS recommendation

Share Repurchase Plans (Singapore)

Current ISS Policy: Generally vote for resolutions authorizing the company to repurchase its own shares.

Key Changes:

›	Amend policy to adopt share price limits that generally align the ISS Singapore policy with viewpoints expressed by institutional investors, taking into consideration the premium paid on repurchases.

›
Updated policy will only apply to on-market and/or off-market share repurchase mandates. Repurchases under exceptional circumstances, such as one-off company specific events, would be assessed case-by-case based on their merits.

New ISS Policy: Generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

Current SAMG Policy:
SAMG does not directly address general share issuance requests specifically for Singapore. However, SAMG provides the following guidelines.

“Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.”

New SAMG Policy:
Adopt ISS recommendation

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TAKEOVER DEFENSE

Poison Pills (Japan)

Current ISS Policy: Generally vote against the approval of takeover defense plans (poison pills), unless:

(Necessary conditions)
›	Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
›	The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
›	The directors are subject to annual elections;
›	The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
›	The trigger threshold is set at no less than 20 percent of shares outstanding;
›	The duration of the poison pill does not exceed three years;
›
There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; and

›
The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.;

(Second stage of analysis, to be applied only when all necessary conditions are met)

›
The company has disclosed in its proxy circular specific, credible steps it is taking to address the vulnerability to a takeover by enhancing shareholder value, and explained how the temporary protection afforded by the pill will help accomplish this goal.

Key Changes:

›
Policy update adds as a first stage necessary condition that the pill's total duration does not exceed three years. Absent this condition, the evaluation of the pill proposal will not progress to the second stage of the analysis. The pill's total duration is defined as the sum of the number of years the company has had a pill in place and the number of years the proposed pill will be effective.

›
The policy update is intended to communicate that companies should not routinely renew pills, so that they do not turn into management entrenchment tools, and is intended to accelerate the current trend of pill abolition.

New ISS Policy: Generally vote against the approval of takeover defense plans (poison pills), unless:

(Necessary conditions)
›	Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
›	The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
›	The directors are subject to annual elections;
›	The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
›	The trigger threshold is set at no less than 20 percent of shares outstanding;
›	The duration of the poison pill does not exceed three years;

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›
There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office;

›
The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and

›	The pill's total duration[17] does not exceed three years.

(Second stage of analysis, to be applied only when all necessary conditions are met)

The company has disclosed in its proxy circular specific, credible steps it is taking to address the vulnerability to a takeover by enhancing shareholder value, and explained how the temporary protection afforded by the pill will help accomplish this goal.

Current SAMG Policy:
SAMG does not directly address general share issuance requests specifically for Japan. However, SAMG provides the following guidelines. “Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

●	No lower than a 20% trigger, flip-in or flip-over;
●	A term of no more than three years;
●	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
●
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.”

New SAMG Policy:
Adopt ISS recommendation

----------------------
17 The pill's total duration is defined as the sum of the number of years the company has had a pill in place and the number of years the proposed pill will be effective.

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APPENDIX
UNITED STATES

Advisory Votes on Executive Compensation Pay-for-Performance Evaluation

Key Changes:
›	This update reflects the incorporation of the Relative Financial Performance Assessment into the US quantitative pay-for-performance evaluation methodology.
›
The Relative Financial Performance Assessment compares the company's rankings to a peer group with respect to (i) CEO pay and (ii) financial performance in three or four metrics (which will vary depending on industry), in each case as measured over three years.

›	This update also clarifies the measurement period of one year that is applicable to the CEO pay multiple assessment.

New ISS Policy:

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices18, this analysis considers the following:

1.	Peer Group[19] Alignment:

The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[20] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;

18 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
19 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
20 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[21] compared to grant pay; and
›	Any other factors deemed relevant.

ISS U.S. Categorization of Directors

1.	Executive Director
	1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
2.	Non-Independent Non-Executive Director
Board Identification
	2.1	Director identified as not independent by the board. Controlling/Significant Shareholder
	2.2	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Former CEO/Interim Officer
	2.3.	Former CEO of the company.[3,4]
	2.4.	Former CEO of an acquired company within the past five years.[4]
	2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]
Non-CEO Executives
	2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
	2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.10.
Immediate family member6 of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.11.
Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate2 of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

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21 ISS research reports include realizable pay for S&P1500 companies.

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2.14.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

	2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].
Other Relationships
	2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
	2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
	2.18.	Founder[11] of the company but not currently an employee.
	2.19.	Any material[12] relationship with the company.

3.	Independent Director
	3.1.	No material[12] connection to the company other than a board seat.

Footnotes:
[1] The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2] “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).
[4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5] ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6] “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving

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the financial proceeds from the transaction).
[9] Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11] The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an independent outsider.
[12] For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Key Changes:
›
ISS is changing its nomenclature for the directors under the US policy who are classified as not independent: from Inside Director and Affiliated Outside Director to Executive Director and Non-Independent, Non-Executive Director to harmonize the ISS Categorization of Directors across markets.

›
While most Inside Directors will be categorized as Executive Directors, the directors considered Insiders due to their controlling interest in the company will be moved to the Non-Independent, Non-Executive Director category.

›	This reclassification does not result in any vote recommendation changes, as under the old and new ISS categorizations, the directors are considered non-independent.

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CANADA

Pay for Performance Evaluation (TSX)

Key Changes:
›	This update reflects the incorporation of the Relative Financial Performance Assessment into the Canadian quantitative pay-for-performance evaluation methodology.
›
The Relative Financial Performance Assessment compares the company's rankings to a peer group with respect to (i) CEO pay and (ii) financial performance in three or four metrics (which will vary depending on industry), in each case as measured over three years.

New ISS Policy: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity- based incentive plan proposal if:

There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

›
The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

›
The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell

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the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

›	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

›	The trend considering prior years' P4P concern;

›	Extraordinary situation due to a new CEO in the last reported FY;13 and

›	Any other factors deemed relevant.

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ISS Canadian Categorization of Directors (TSX and TSX-V)

1. Executive Director
1.1.	Employees of the company or its affiliates[i].
1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].

2. Non-Independent, Non-Executive Director
Former/Interim CEOiii
2.1.	Former CEO of the company or its affiliats[i] within the past five yearsiv or of an acquired company within the past five years.
2.2.
Former interim CEO of the company or its affiliates[i] within the past five yearsiv if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensation[v] at that time.

2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiv.
Controlling Shareholder/s
2.4.
Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii. Non-CEO Executivesiii

2.5.	Former executive of the company, an affiliate, or a firm acquired within the past three years.
2.6.
Former interim executive of the company or its affiliatesi within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.

2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor within the past three years.
2.8.	Executive, former executive of the company or its affiliatesi within the last three years, general or limited partner of a joint venture or partnership with the company. Relatives
2.9.	Relativevi of current executive officervii of the company or its affiliates[i].
2.10.	Relativevi of a person who has served as a CEO of the company or its affiliatesi within the last five years; or an executive officer of the company or its affiliatesi within the last three years.
Transactional, Professional, Financial, and Charitable Relationshipsviii
2.11.	Currently provides (or a relativevi provides) professional servicesix to the company, its affiliates[i] or to its officers.
2.12.
Is (or a relativevi is) a partner, controlling shareholder or an employee of, an organization that provides professional servicesix to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].

2.13.	Currently employed by (or a relativevi is employed by) a significant customer or supplier[x] of the company or its affiliates[i].
2.14.	Is (or a relativevi is) a trustee, director or employee of a charitable or non-profit organization that receives materialxi grants or endowments from the company or its affiliates[i].
2.15.
Has, or is (or a relativevi is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement. Other Relationships

2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
2.17.	Founderxii of the company but not currently an employee.
2.18.	Has any materialxi relationship with the company or with any one or more members of management of the company.
2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.
Board Attestation

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2.20.	Board attestation that an outside director is not independent.
3. Independent Director
3.1.	No material ties to the company other than board seat.

Footnotes:
i "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
ii Under this definition, officers of an entity and/or its affiliates holding more than 50 percent of the outstanding voting rights will be considered insiders.
iii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iv The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by- case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

v ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non- temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

vi Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.
vii Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

viii The terms "Currently", "Is" or "Has" in the context of Transactional, Professional, Financial, and Charitable Relationships will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders' meeting.

ix Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. "Of counsel" relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

x If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).
xi "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

xii The company’s public disclosure regarding the operating involvement of the Founder with the company will be considered. If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director’s ability to provide independent oversight of management.

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Key Changes:
›
Simlar to its US policy, ISS is changing its nomenclature for the directors under the Canadian policy who are classified as not independent: from Inside Director and Affiliated Outside Director to Executive Director and Non-Independent, Non-Executive Director to harmonize the ISS Categorization of Directors across markets.

›
While most Inside Directors will be categorized as Executive Directors, the directors considered Insiders due to their controlling interest in the company will be moved to the Non-Indepensdent, Non-Executive Director category.

›	This reclassification does not result in any vote recommendation changes, as under the old and new ISS categorizations, the directors are considered non-independent.

›	ISS is also providing clarifications regarding Professional and Transactional services.

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ASIA PACIFIC

ISS Asia ex-Japan Categorization of Directors – China, Hong Kong, Singapore, India, and Taiwan

Executive Director

Employee or executive of the company or a wholly-owned subsidiary of the company;
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

Any director who is attested by the board to be a non-independent NED;
Any director specifically designated as a representative of a shareholder of the company;
Any director who is also an employee or executive of a significant[1] shareholder of the company;
Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

Government representative;
Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
Relative[3] of a current employee or executive of the company or its affiliates;
Relative[3] of a former employee or executive of the company or its affiliates;
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
Founder/co-founder/member of founding family but not currently an employee or executive; Former executive or employee (five-year cooling off period);
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[6]
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

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Employee Representative

Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:
[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.
[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, a business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non- independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Key Change:
›
The changes to the director classification document for Asia ex-Japan further synchronize the approach of research teams across Asia ex-Japan, and are intended to eliminate potential ambiguities in the existing document which could result in different interpretations by analysts covering different markets.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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APPENDIX E:
PROXY VOTING GUIDELINES
Attached is a copy of Muzinich’s Proxy Voting Policies.

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XXIX.	Proxy Voting Policy

Policy Summary
This policy is designed to ensure that the Firm complies with the requirements under Rule 206(4)-6 promulgated under the Advisers Act and fulfills its obligation thereunder with respect to proxy voting, disclosure, and recordkeeping. This policy is also designed to ensure that all proxy voting and corporate actions are voted in the best interest of each client, provide disclosure to investors and ensure that certain documentation is retained.

The advisory contract or Investment Management Agreement will dictate whether the Firm retains discretionary voting authority to vote proxies on behalf of the client.   The COO or a designated supervisor (“Voting Officer”) has been delegated the authority for monitoring corporate actions, obtaining voting decisions from portfolio managers in accordance with these policies, and ensuring that proxies are submitted in a timely manner.  The Voting Officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.  The Firm may utilize a third party service provider to assist in proxy voting matters.

In voting proxies, the Firm will vote in accordance with its view of the best interests of the client(s) and in light of the purposes for which each individual account was created.

In cases where an issuer in which multiple Clients hold interests acquired at different points in time or in different positions within the issuer’s capital structure experiences financial distress, there is a potential for conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). When called upon to take action with respect to an investment (e.g., to sell, to vote, or to exercise a right or remedy) a Client’s overall holdings, and related rights, may be such that it is in the client’s best interest to take action (or refrain from taking action) in a manner that would be contrary to the interest of a person holding only the particular class of interest on which the right is conferred.  In these circumstances, clients that have invested in some, but not all, of the relevant classes of interests of the issuer held may be disadvantaged.

When considering whether to pursue a particular course of action, including asserting available claims or remedies, factors that may be considered include the costs of pursuing the course of action (or alternative courses of action) and the likelihood of a favorable outcome. As a result, not every potential claim or course of action will be pursued and it will not always be the case that conflicts will be able to be resolved in the best interest of any particular client nor can there be any assurance that actual or potential conflicts of interest can be resolved such that the ultimate terms of an investment (or an amendment to such terms) will be as favorable as they would be in the absence of such conflicts.

For those clients for which the Firm is authorized to vote proxies, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason.    Each item to be voted on should be voted separately and individually, not voted in blank.

The Voting Officer is responsible for ensuring that the following proxy records are maintained for 7 (seven) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;

2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast.  The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The Voting Officer with consultation of the CCO (in the event that the CCO is the Voting Officer then with consultation of the Firm’s General Counsel) will determine whether any proxy vote would result in a conflict of interest between the Firm and its client(s).  If it is determined that a conflict does exist then based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, the Voting Officer will perform one the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its client(s); or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the client(s) voting the proxy.

The Voting Officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

Investment Firm Proxy Voting -Form N-PX
Pursuant to Rule 30b1-4 of the Investment Company Act a registered management investment company shall file with the SEC a report on Form N-PX, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30.

The CCO shall collect the appropriate information for the completion of Form N- PX and shall work with the administrator or other appropriate persons with respect to investment companies for which it is the adviser to prepare and file the Form on behalf of the investment company.

APPENDIX F:
PROXY VOTING GUIDELINES
Attached is a copy of ZCM’s Proxy Voting Policies.

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PROXY VOTING AND CLASS ACTIONS

Policy Version 9.30.2016

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting Procedures

Proxies are assets of ZCM’s Clients that must be voted with diligence, care, and loyalty. ZCM will vote each proxy in accordance with its fiduciary duty to its Clients. ZCM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, ZCM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. Operations coordinates ZCM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires ZCM to maintain certain books and records associated with its proxy voting policies and procedures. ZCM’s recordkeeping obligations are
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described in the Maintenance of Books and Records section of this Manual. The CCO or designee will ensure that ZCM complies with all applicable recordkeeping requirements associated with proxy voting.

ZCM has retained Broadridge Investor Communications Solutions Inc. (“Broadridge”) to assist in the proxy voting process, utilizing the ProxyEdge system. Compliance manages ZCM’s relationship with the proxy service provider. Compliance monitors Broadridge to ensure all proxy ballots received are voted according to Clients’ specific instructions and the stated guidelines, and retains all required documentation associated with proxy voting. ZCM requires Broadridge to notify the Company if it experiences a material conflict of interest in the voting of Clients’ proxies.

Absent specific Client instructions, ZCM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	ZCM will become aware of specific opportunities to vote proxies by receipt of paper ballots or notification via Broadridge.

•
Absent specific Client instructions, Client proxies shall be voted according to recommendations made by Egan-Jones Proxy Service (“Egan-Jones”). Egan-Jones guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond to the opinions of ZCM’s Portfolio Management teams. Therefore, there may be instances when ZCM may not vote the Client’s shares in accordance with Egan-Jones guidelines.

In the event that ZCM believes the Egan-Jones recommendations are not in the best interest of the Client or for those matters for which Egan-Jones has not provided a voting recommendation, the Portfolio Management team may recommend the voting preference.

•	ZCM has adopted Egan-Jones’ Taft-Hartley proxy voting guidelines.

•
Operations oversees the proxy voting process. In accordance with Egan-Jones guidelines, the proxies are automatically voted, except for the case in which a paper ballot is received. In those instances, Operations will review the issue on the paper ballot and compare it with the Egan-Jones guidelines to manually vote the proxy.

•
ZCM will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ZCM may be unable to vote securities that have been lent by the custodian. Compliance will prepare and maintain memoranda describing the rationale for any instance in which ZCM does not vote a Client’s proxy.

•	Broadridge will retain the following information in connection with each proxy vote:

o	The Issuer’s name;

o	The security’s ticker symbol or CUSIP, as applicable;

o	The shareholder meeting date;

o	The number of shares that ZCM voted;

o	A brief identification of the matter voted on;

o	Whether the matter was proposed by the Issuer or a security-holder;

o	Whether ZCM cast a vote;

o	How ZCM cast its vote (for the proposal, against the proposal, or abstain); and

o	Whether ZCM cast its vote with or against management.
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•
ZCM will maintain documentation describing the reasons for each vote (e.g., ZCM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•
Proxies received after a Client terminates its advisory relationship with ZCM will not be voted.  Such proxies will promptly be returned to the sender, or the custodian, along with a statement indicating that ZCM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to ZCM.

Proxy Voting Reporting to Mutual Fund Clients

ZCM has additional proxy reporting obligations to its mutual fund clients. While the timing and manner of report to each mutual fund client may vary, generally, ZCM shall make the following reports to the respective mutual fund client:

•	At least annually, ZCM shall present the mutual fund client with this Proxy Voting and Class Action Policy (the “Policy”), for presentation to its board.

•	ZCM shall promptly notify the mutual fund client of any material changes to this Policy.

•
At least annually, ZCM shall promptly provide the mutual fund client a record of each proxy voted with respect to portfolio securities held by the fund during the year in order for the fund to make its N-PX filing.

Class Actions

ZCM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV.

Disclosures to Clients and Investors

ZCM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact Compliance to obtain a copy of these policies and procedures and information about how ZCM voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to Compliance, which will respond to any such requests. As a matter of policy, ZCM does not disclose how it expects to vote on upcoming proxies. Additionally, ZCM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual Reviews

Portfolio Management will review, no less frequently than annually, the firm’s proxy voting guidelines to make sure they are adequate and appropriate given the investment activities of the firm. On an annual basis, this review will be presented to the Brokerage Practice Committee. Compliance shall review the proxy policies and procedures and assess whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

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PART C.  OTHER INFORMATION
Item 28.		Exhibits

(a)	(i)	Certificate of Trust[1]

	(ii)(A)	Amended and Restated Trust Instrument[7]

	(ii)(B)	Amended and Restated Schedule A to the Trust Instrument – filed herewith

(b)		Amended and Restated By-laws[7]

(c)		Shareholders’ rights are contained in Articles IV, V, VI, IX and X of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws

(d)	(i)(A)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (“FIMCO”) (now, Foresters Investment Management Company, Inc.)[2]

	(i)(B)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO – filed herewith

	(ii)	Subadvisory Agreement among FIMCO, Registrant and Vontobel Asset Management, Inc. (“Vontobel”)[2]

	(iii)	Subadvisory Agreement among FIMCO, Registrant and Smith Asset Management Group, L.P. (“Smith”)[4]

	(iv)	Subadvisory Agreement among FIMCO, Registrant, First Investors Equity Funds, First Investors Income Funds and Muzinich & Co., Inc. (“Muzinich”)[10]

	(v)	Subadvisory Agreement among FIMCO, Registrant and Ziegler Capital Management LLC (“ZCM”)[11]

(e)		Underwriting Agreement – none

(f)		Bonus, profit sharing or pension plans – none

(g)	(i)(A)	Custody Agreement between the Registrant’s predecessor funds and The Bank of New York Mellon Corp. (“BNY”)[1]

	(i)(B)	Addendum to Custody Agreement with BNY[1]

	(i)(C)	Amended and Restated Exhibit A to Custody Agreement[11]

	(ii)	Foreign Custody Manager Agreement between Registrant and BNY[5]

(h)	(i)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp. (now, Foresters Investors Services, Inc.)[1]

	(ii)	Amended and Restated Schedule A to the Transfer Agent Agreement[11]

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(i)		Opinion and Consent of Counsel – filed herewith

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith

(k)		Financial statements omitted from prospectus – none

(l)		Initial capital agreements – none

(m)		Distribution Plan – none

(n)		Multiple Class Plan pursuant to Rule 18f-3 – none

(o)		Reserved

(p)	(i)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters[6]

	(ii)	Code of Ethics of Vontobel[9]

	(iii)	Code of Ethics of Smith – filed herewith

	(iv)	Code of Ethics of Muzinich[9]

	(v)	Code of Ethics of ZCM[8]

Other Exhibits

Powers of Attorney for Messrs. Barton, Scutro and Ward[2]

Powers of Attorney for Mses. Artmann and Barneby[3]
_______________________________

[1]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 37 to Registrant's Registration Statement (File No. 002-98409), filed on April 28, 2006.
[2]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to Registrant's Registration Statement (File No. 002-98409), filed on April 28, 2011.
[3]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 50 to Registrant’s Registration Statement (File No. 002-98409), filed on December 3, 2012.
[4]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 51 to Registrant’s Registration Statement (File No. 002-98409), filed on December 13, 2012.
[5]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 76 to the Registration Statement of First Investors Equity Funds (File No. 033-46924), filed on April 2, 2015.
[6]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 79 to the Registration Statement of First Investors Equity Funds (File No. 033-46924), filed on January 27, 2016.
[7]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 76 to Registrant’s Registration Statement (File No. 002-98409), filed on April 27, 2016.
[8]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 91 to the Registration Statement of First Investors Equity Funds (File No. 033-46924), filed on January 27, 2017.
[9]
Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 103 to the Registration Statement of First Investors Equity Funds (File No. 033-46924), filed on November 27, 2017.

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[10]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 89 to the Registration Statement of First Investors Income Funds (File No. 002-89287), filed on January 29, 2018.
[11]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 112 to the Registration Statement of First Investors Equity Funds (File No. 033-46924), filed on March 28, 2018.

Item 29.                      Persons Controlled by or Under Common Control with Registrant
There are no persons controlled by or under common control with the Registrant.

Item 30.                      Indemnification
Article IX of the Amended and Restated Trust Instrument of the Registrant provides as follows:
Section 1.        LIMITATION OF LIABILITY.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust or Series, as applicable, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust or any Series, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust, a Series or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Section 2.        INDEMNIFICATION.
(a) Subject to the exceptions and limitations contained in subsection (b) below:
(i)            every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.
(ii)    as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
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(b)                No indemnification shall be provided hereunder to a Covered Person:
(i)    who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or Series, as the case may be; or
(ii)    in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or a Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)            The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d)            To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust or the applicable Series, as the case may be, is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust or the applicable Series, as the case may be, nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e)            Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3.       INDEMNIFICATION OF SHAREHOLDERS.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the
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Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the Amended and Restated By-laws of the Registrant provides as follows:
            Section 3.        Advance Payment of Indemnifiable Expenses.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Number 7 of the Registrant's Investment Advisory Agreement provides as follows:
7.            Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.
Number 5 of the Registrant’s Subadvisory Agreements provide as follows:
5.            Liability of the Subadviser.  The Subadviser agrees to perform faithfully the services required to be rendered to each Trust and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by a Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to a Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.  Nothing in this Agreement shall protect the Subadviser from any liabilities that it may have under the 1933 Act or the 1940 Act.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or
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proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The trustees and officers of the Registrant are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.
Item 31.            Business and Other Connections of the Investment Adviser and Subadvisers
Foresters Investment Management Company, Inc. (“FIMCO”) is a registered investment adviser and provides investment management services to the Registrant.  The description of FIMCO under the caption “Fund Management In Greater Detail” in the Prospectus and under the caption “Management of the Funds” in Parts I and II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption “Trustees and Officers” and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.
Vontobel Asset Management, Inc. (“Vontobel”) is a registered investment adviser and serves as an investment subadviser to the International Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Vontobel during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-21953).
Smith Asset Management Group, L.P. (“Smith”) is a registered investment adviser and serves as an investment subadviser to the Select Growth Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Smith during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-50835).
Muzinich & Co., Inc. (“Muzinich”) is a registered investment adviser and serves as an
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investment subadviser to the Fund For Income, Balanced Income Fund, Investment Grade Fund, Limited Duration Bond Fund and Total Return Fund, each a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Muzinich during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-39604).
Ziegler Capital Management, LLC (“ZCM”) is a registered investment adviser and serves as an investment subadviser to the Covered Call Strategy Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors or partners of ZCM during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-64334).
Item 32.                      Principal Underwriters
Not applicable.
Item 33.                      Location of Accounts and Records
Physical possession of the books, accounts and records of the Registrant are held by Foresters Investment Management Company, Inc. and its affiliated companies, Foresters Financial Services, Inc. and Foresters Investor Services, Inc., at their corporate headquarters, 40 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by the Registrant’s Custodian, The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286; and at offsite locations, at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage), and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).
Item 34.                      Management Services
Not applicable.
Item 35.                      Undertakings
None.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 82 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 27th day of April 2018.

FIRST INVESTORS LIFE SERIES FUNDS

By:	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 82 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ E. Blake Moore Jr.	President	April 27, 2018
E. Blake Moore Jr.	(Principal Executive Officer)

/s/ Joseph I. Benedek	Treasurer	April 27, 2018
Joseph I. Benedek	(Principal Financial Officer and Principal Accounting Officer)

/s/ Susan E. Artmann	Trustee	April 27, 2018
Susan E. Artmann*

/s/ Mary J. Barneby	Trustee	April 27, 2018
Mary J. Barneby*

/s/ Charles R. Barton, III	Trustee	April 27, 2018
Charles R. Barton, III*

/s/ Arthur M. Scutro, Jr.	Chairman of the Board	April 27, 2018
Arthur M. Scutro, Jr.*	And Trustee

/s/ Mark R. Ward	Trustee	April 27, 2018
Mark R. Ward*

*  By:  /s/ Mary Carty
               Mary Carty
               (Attorney-in-Fact)

Exhibits Index

Type	Description

EX.99.(a)(ii)(b)	Amended and Restated Schedule A to the Trust Instrument

EX.99.(d)(i)(b)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO

EX.99.(i)	Opinion and Consent of Counsel

EX.99.(j)	Consent of Independent Registered Public Accounting Firm

EX.99.(p)(iii)	Code of Ethics of Smith